OMB APPROVAL
OMB Number: 3235-0570
Expires: January 31, 2014
Estimated average burden hours per response...20.6

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08261

MEMBERS Mutual Funds
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

MEMBERS(R) Mutual Funds
Annual Report
October 31, 2011

CONSERVATIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

AGGRESSIVE ALLOCATION FUND

CASH RESERVES FUND

BOND FUND

HIGH INCOME FUND

DIVERSIFIED INCOME FUND

EQUITY INCOME FUND

LARGE CAP VALUE FUND

LARGE CAP GROWTH FUND

MID CAP FUND

SMALL CAP FUND

INTERNATIONAL STOCK FUND

This material is for reporting purposes only and shall not be used in connection with a solicitation, offer or any proposed sale of securities unless preceded or accompanied by a prospectus.

MEMBERS Mutual Funds | October 31, 2011

Table of Contents

Management’s Discussion of Fund Performance
Economic Overview	2
Outlook	3
Conservative Allocation Fund	4
Moderate Allocation Fund	6
Aggressive Allocation Fund	8
Cash Reserves Fund	10
Bond Fund	12
High Income Fund	14
Diversified Income Fund	16
Equity Income Fund	18
Large Cap Value Fund	20
Large Cap Growth Fund	22
Mid Cap Fund	24
Small Cap Fund	26
International Stock Fund	28
Notes to Management’s Discussion of Fund Performance	30
Benchmark Descriptions	31
Portfolios of Investments
Conservative Allocation Fund	32
Moderate Allocation Fund	33
Aggressive Allocation Fund	34
Cash Reserves Fund	35
Bond Fund	36
High Income Fund	39
Diversified Income Fund	43
Equity Income Fund	46
Large Cap Value Fund	48
Large Cap Growth Fund	49
Mid Cap Fund	51
Small Cap Fund	52
International Stock Fund	54
Financial Statements
Statements of Assets and Liabilities	56
Statements of Operations	60
Statements of Changes in Net Assets	62
Financial Highlights	68
Notes to Financial Statements	87
Report of Independent Registered Public Accounting Firm	103
Other Information	104
Trustees and Officers	110

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about MEMBERS Mutual Funds, including charges and expenses, request a prospectus from your financial advisor or from MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current performance information, please call 1-800-877-6089 or visit our website at www.membersfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

MEMBERS Mutual Funds | October 31, 2011

Management’s Discussion of Fund Performance

ECONOMIC OVERVIEW

Factors influencing the market and its reaction during the last fiscal year ended October 31, 2011  could be described by the following equation:  "Macro and Global = Risk On, Risk Off."  "Macro and global" refer to shocks to the system we experienced such: as the downgrade of U.S. AAA debt rating; the revolutionary wave of demonstrations and protests in the Arab world; the Japanese earthquake; Quantitative Easing II; and the Greek debt crisis. Record correlation of asset class movements and extreme volatility measured by single day market moves coupled with high frequency trading are part of the "risk on, risk off" price swings.

Although the one-year-period ended October 31, 2011 was generally a positive one for domestic stock and bond investors, it was not without its trials. Behind the 8.08% return for the S&P 500 Index, a widely used proxy for the overall U.S. stock market, were periods in which the index dipped well below its starting point, and times when the stock market showed considerable volatility, particularly in the last few months of the period. In terms of general performance trends, growth stocks soundly outperformed value stocks over the period, while large-cap stocks had a slight edge over mid-cap stocks, which showed stronger performance than small-cap stocks. On the bond side, rates for the bellwether 10-Year U.S. Treasury bond hit a new all-time low of 1.72% on September 22, and ended the period well below the period’s starting point. As interest rates drop, the value of existing bonds rise, and bond investors generally saw positive returns as a result, with the overall trend favoring longer-term bonds over shorter-term bonds.

The sovereign debt crisis in Europe, which had a considerable and largely negative impact on domestic markets, was an even darker cloud over both Europe and emerging markets as the overseas markets showed a loss of -3.58%, as measured by the widely-used Morgan Stanley Europe, Australasia and Far East (EAFE) Index. The problems in Europe focused on Greece, but were not contained to just this country. The U.S. government was not above the fray, as seen by Standard & Poor’s April downgrading of U.S. debt from AAA to AA. Another sign of the troubled times was the seemingly endless Washington shuffle over the debt ceiling, for which Congress finally reached a compromise in the last hours prior to the August 2 deadline.

The fragile nature of the global economy was evidenced by the continued fiscal stimulus and the Federal Reserve’s commitment to maintaining rock-bottom short-term rates. With low-risk yields at paltry levels, investors had a strong incentive to look for returns elsewhere, at least one factor behind the solid results in the stock market. All of these woes and need for stimulus have ties to the deep recession and financial crisis of 2008-09, which we believe, was no ordinary occurrence. As a result it will likely require many years of repair to undo the damage of the excesses that led to the collapse. Certainly you need look no further than the housing market and employment, both of which languished over the one-year period.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

OUTLOOK

While low interest rates may have been frustrating individual investors in search of yield, cheap capital was a significant boost for corporate profits, which remained robust across the period. Profit margins may be under more pressure going forward, but well-managed U.S. companies have proven their ability to do more with less, and we believe overall stock valuations at the end of this period remained reasonable. On the other hand, record-low yields on bonds only increase interest rate risk, and if rates should rise, it is longer-term bonds which are likely to suffer the most. While possibilities of another recession have increased, we believe the odds favor continued slow, but positive growth. This may not be simply a temporary state of affairs, but a longer term one, as it may take years to unwind the mortgage crisis, realize the consequences of the federal bailouts, and for U.S. households to rebuild their balance sheets. If you add the likelihood of continued fiscal trouble in Europe, we see uncertainty and risk as central concerns for investors and the market as we head into 2012.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Conservative Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20112
	% Return Without Sales Charge				% Return After Sales Charge6
	1 Year	3 Year s	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	Since Inception
Class A Shares3	3.00	9.39	2.84	–	(2.91)	7.25	1.71
Class B Shares4	2.19	8.60	2.10	–	(2.27)	7.60	1.93
Class C Shares5	2.19	–	–	1.03	1.20	–	1.03
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	5.00	8.81	6.96	6.30	NA	NA	NA
Conservative Allocation Fund Custom Index	5.86	10.59	5.61	4.48	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

Conservative Allocation Fund (concluded)

INVESTING ENVIRONMENT

The past year proved to be quite volatile in the financial markets as sovereign debt concerns escalated in both the U.S. and Europe. Fears became particularly acute in Europe as numerous countries, such as Greece, Portugal, Ireland, Spain, and more recently Italy, saw their sovereign debt yields increase significantly, a clear signal of financial stress. In fact, Greece is now in the process of going through an "orderly" restructuring of its debt. The economic fallout from the European sovereign debt crisis is far reaching; a recession may now be underway in Europe.

Meanwhile, within the context of a somewhat sputtering global economy, corporate profits have remained remarkably resilient. U.S. profit margins are at or near record levels and corporate earnings continued to advance over the period. This strong earnings backdrop provided investors with the confidence to selectively bid up quality U.S. companies that were demonstrating their ability to do "more with less". Accordingly, over the period the broad U.S. equity market as measured by the Russell 3000¨ Index was up 7.9%, U.S. bonds as measured by the Barclays Capital U.S. Aggregate Bond Index were up 5.0%, and finally international equities, succumbing to the European sovereign debt crisis, declined 3.6% as measured by the MSCI EAFE Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/11
Bond Funds	63%
Foreign Bond Funds	6%
Foreign Stock Funds	9%
Money Market Funds and Other Net Assets	3%
Stock Funds	19%

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2011, the MEMBERS Conservative Allocation Fund returned 3.00% (Class A shares at net asset value), while the Conservative Allocation Custom Index returned 5.86%. The fund’s focus on lower duration (a measure of a security’s price sensitivity to changes in interest rates),  non-core fixed income securities, such as high yield, floating rate and global bonds and corresponding underweight to longer duration U.S. Treasuries was the primary reason behind the performance lag. In response to softening economic data, the 10-year U.S. Treasury yield declined from 2.61% to 2.17% over the course of the year. However, although not enough to offset the above, the fund benefited from an underweight to foreign equities, as U.S. stocks outpaced their international counterparts by a wide margin during the period.

Top contributors to the fund’s performance included: MEMBERS Large Cap Value Y which returned 10.5%; and Calamos Growth & Income at 8.3%.

Top detractors to performance included: PIMCO Total Return which returned 1.3%; Madison Mosaic Institutional Bond at 1.8%; and Templeton Global Bond at 2.9%.

FUND CHANGES

The most significant change to the fund’s positioning over the past twelve months was a continued reduction in international equity exposure. The ongoing overweight to U.S. stocks was additive to returns, as domestic stocks outperformed international equities by nearly 12% over the period. No other significant changes were made to the fund’s overall asset allocation.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Moderate Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20112
	% Return Without Sales Charge				% Return After Sales Charge6
	1 Year	3 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	Since Inception
Class A Shares3	3.97	9.83	1.35	–	(2.04)	7.68	0.23
Class B Shares4	3.19	8.97	0.59	–	(1.31)	7.98	0.42
Class C Shares5	3.19	–	–	(1.32)	2.19	–	(1.32)
S&P 500 Index	8.09	11.41	1.88	(0.18)	NA	NA	NA
Moderate Allocation Fund Custom Index	5.45	11.54	4.29	2.70	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

Moderate Allocation Fund (concluded)

INVESTING ENVIRONMENT

The past year proved to be quite volatile in the financial markets as sovereign debt concerns escalated in both the U.S. and Europe. Fears became particularly acute in Europe as numerous countries, such as Greece, Portugal, Ireland, Spain, and more recently Italy, saw their sovereign debt yields increase significantly, a clear signal of financial stress. In fact, Greece is now in the process of going through an "orderly" restructuring of its debt. The economic fallout from the European sovereign debt crisis is far reaching; a recession may now be underway in Europe.

Meanwhile, within the context of a somewhat sputtering global economy, corporate profits have remained remarkably resilient. U.S. profit margins are at or near record levels and corporate earnings continued to advance over the period. This strong earnings backdrop provided investors with the confidence to selectively bid up quality U.S. companies that were demonstrating their ability to do "more with less". Accordingly, over the period the broad U.S. equity market as measured by the Russell 3000¨ Index was up 7.9%, U.S. bonds as measured by the Barclays Capital U.S. Aggregate Bond Index were up 5.0%, and finally international equities, succumbing to the European sovereign debt crisis, declined 3.6% as measured by the MSCI EAFE Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/11
Bond Funds	40%
Foreign Bond Funds	4%
Foreign Stock Funds	12%
Money Market Funds and Other Net Assets	3%
Stock Funds	41%

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2011, the MEMBERS Moderate Allocation Fund returned 3.97% (Class A shares at net asset value), while the Moderate Allocation Custom Index returned 5.51%. The fund’s focus on lower duration (a measure of a security’s price sensitivity to changes in interest rates), non-core fixed income securities, such as high yield, floating rate and global bonds and corresponding underweight to longer duration U.S. Treasuries was the primary reason behind the performance lag. In response to softening economic data, the 10-year U.S. Treasury yield declined from 2.61% to 2.17% over the course of the year. However, although not enough to offset the above, the fund benefited from an underweight to foreign equities, as U.S. stocks outpaced their international counterparts by a wide margin during the period.

Top contributors to the fund’s performance included: MEMBERS Mid Cap Y which returned 11.3%; MEMBERS Large Cap Value at 10.5%; and Yacktman at 8.8%.

Top detractors to performance included: Members International which returned -2.9%; PIMCO Total Return Fund at +1.3%; and Madison Mosaic Institutional Bond Fund at 1.8%.

FUND CHANGES

The most significant change to the fund’s positioning over the past twelve months was a continued reduction in international equity exposure. The ongoing overweight to U.S. stocks was additive to returns, as domestic stocks outperformed international equities by nearly 12% over the period. No other significant changes were made to the fund’s overall asset allocation.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Aggressive Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20112
	% Return Without Sales Charge				% Return After Sales Charge6
	1 Year	3 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	Since Inception
Class A Shares3	4.29	10.18	(0.20)	–	(1.69)	8.01	(1.30)
Class B Shares4	3.54	9.34	(0.94)	–	(0.96)	8.36	(1.12)
Class C Shares5	3.54	–	–	(3.70)	2.54	–	(3.70)
S&P 500 Index	8.09	11.41	1.88	(0.18)	NA	NA	NA
Aggressive Allocation Fund Custom Index	4.20	12.19	2.66	0.45	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

Aggressive Allocation Fund (concluded)

INVESTING ENVIRONMENT

The past year proved to be quite volatile in the financial markets as sovereign debt concerns escalated in both the U.S. and Europe. Fears became particularly acute in Europe as numerous countries, such as Greece, Portugal, Ireland, Spain, and more recently Italy, saw their sovereign debt yields increase significantly, a clear signal of financial stress. In fact, Greece is now in the process of going through an "orderly" restructuring of its debt. The economic fallout from the European sovereign debt crisis is far reaching; a recession may now be underway in Europe.

Meanwhile, within the context of a somewhat sputtering global economy, corporate profits have remained remarkably resilient. U.S. profit margins are at or near record levels and corporate earnings continued to advance over the period. This strong earnings backdrop provided investors with the confidence to selectively bid up quality U.S. companies that were demonstrating their ability to do "more with less". Accordingly, over the period the broad U.S. equity market as measured by the Russell 3000¨ Index was up 7.9%, U.S. bonds as measured by the Barclays Capital U.S. Aggregate Bond Index were up 5.0%, and finally international equities, succumbing to the European sovereign debt crisis, declined 3.6% as measured by the MSCI EAFE Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/11
Bond Funds	11%
Foreign Bond Funds	3%
Foreign Stock Funds	19%
Money Market Funds and Other Net Assets	2%
Stock Funds	65%

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2011, the MEMBERS Aggressive Allocation Fund returned 4.29% (Class A shares at net asset value), while the Aggressive Allocation Custom Index returned of 4.20%. The fund benefited from an underweight to foreign equities, as U.S. stocks outpaced their international counterparts by a wide margin during the period and this was the primary reason for the fund’s outperformance compared to its benchmark.  However, an overweight to lower duration (a measure of a security’s price sensitivity to changes in interest rates), non-core bonds hindered returns as fearful and yield starved investors migrated to the perceived safety of longer duration U.S. Treasuries.

Top contributors to the fund’s performance included: MEMBERS Mid Cap Y which returned 11.3%; MEMBERS Large Cap Value at 10.5%; and Yacktman at 8.8%.

Top detractors to performance included: Hussman Strategic Growth Fund which declined 3.2%; Templeton Global Bond Fund which returned 2.9%; and T. Rowe Price New ERA Fund at 2.7%.

FUND CHANGES

The most significant change to the fund’s positioning over the past twelve months was a continued reduction in international equity exposure. The ongoing overweight to U.S. stocks was additive to returns, as domestic stocks outperformed international equities by nearly 12% over the period. No other significant changes were made to the fund’s overall asset allocation.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

CASH RESERVES FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

The fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/11
Fannie Mae	29%
Federal Home Loan Bank	25%
Freddie Mac	33%
U.S. Treasury Bills	7%
Cash and Other Net Assets	6%

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

This page was intentionally left blank.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the MEMBERS Bond Fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration (a measure of a security’s price sensitivity to changes in interest rates). The fund also strives to minimize risk in the portfolio by making strategic decisions relating to credit risk and yield curve outlook. The fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20112
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	3.81	6.53	4.75	4.13	–	(0.84)	4.90	3.79	3.66
Class B Shares4	3.04	5.74	3.97	3.35	–	(1.46)	4.69	3.63	3.35
Class Y Shares7	4.03	6.82	–	–	5.53	–	–	–	–
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	5.00	8.81	6.49	5.53	6.96	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The twelve-month period ended October 31, 2011 provided a wild ride. The first quarter of this period witnessed a major political re-alignment and a hope for increased economic growth based upon the tax compromise reached in December. Yields on the 10-year Treasury rose almost 1.0% from just after the election to just after Christmas, roughly 2.5% to 3.5%. Corporate bonds experienced their best excess returns of the year. However, as 2011 commenced it gradually became apparent that the economy was actually decelerating, further political compromise would be difficult, and the European ‘problem’ was proving both intractable and volatile. Ten-year yields peaked in early February at approximately 3.75% and commenced a generally downward trajectory to an eventual low of 1.72% in September

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

Bond Fund (concluded)

before again climbing back over 2% to end this period.

As concerns over the economy and Europe increased, the rate of return between bonds (i.e. Treasury bonds and corporate bonds with additional risks) ceased tightening and in the second quarter of 2011 began to gradually widen while overall rates declined; thereby, maintaining positive total returns. By midsummer, real concern developed regarding whether a compromise on the debt ceiling could be reached. The possibility of a politically induced default by the U.S. Treasury increased. Rates did not rise because the turmoil in Europe raised the specter of a collapse of the European Monetary Union, the potential for large European banks to fail, and the development of a situation not unlike the failure of Credit-Anstalt in 1931. Corporate bonds experienced one of the worst quarterly performances (underperforming Treasuries by 5.56%) of the past ten years during the third quarter. Only the last two quarters of 2008 produced worse returns. The period ended with increasing expectations for economic growth and what we believe was a rather na•ve expectation that Europe had finally confronted its problems. Rates rose and during October corporate bonds experienced a major bounce back.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/11
Asset Backed	1%
Corporate Notes and Bonds	18%
Mortgage Backed	12%
U.S. Government and Agency Obligations	61%
Cash and Other Net Assets	8%

PERFORMANCE DISCUSSION

For the entire period, the yield curve on U.S. Treasury bonds flattened as two-year Treasuries declined only 0.1% while thirty-year Treasuries dropped from 4% to 3.125%. Corporate bonds overall underperformed comparable duration Treasuries by 70 basis points (bps). The brunt of the pain was in the banking industry which underperformed by 255 bp while Industrial sector bonds eked out 10 bp of outperformance and those issued in the Utilities sector were positive by over 30 bp. High yield securities suffered miserably during the summer and fall, but returned 68 extra basis points over Treasuries for the entire period while the Mortgage sector essentially was even with Treasuries, adjusted for duration (a measure of a security’s price sensitivity to changes in interest rates).

For the period the MEMBERS Bond Fund returned 3.81% (Class A shares at net asset value), compared to a 5.00% return for the Bank of America Merrill Lynch U.S. Corp. Govt. & Mtg. Index. This underperformance was due to a more conservative duration posture approximately 8-10% below that of the benchmark during most of the period as rates declined. This was partially offset by being modestly underweight in corporate bonds, being significantly underweight in the banking industry and modestly overweight in the Industrial sector.

FUND CHANGES

Over the last twelve-months, there were no significant changes in holdings or distributions. We remain defensive from a risk standpoint as the economy grows below trend and the consumer deleverages. We remain focused on valuation in this environment and believe the investment grade market is aggressively priced at the present time.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may emphasize security selection in business sectors that favor the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20112
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	4.61	15.68	6.37	7.40	–	(0.03)	13.93	5.39	6.90
Class B Shares4	3.89	14.85	5.58	6.61	–	(0.52)	13.96	5.27	6.61
Class Y Shares7	4.81	15.97	–	–	7.11	–	–	–	–
Bank of America Merrill Lynch US High Yield Master II, Constrained	4.85	23.13	8.05	9.01	8.56	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The high yield market experienced significant volatility during the twelve-month period ended October 31, 2011, rallying late in the period to end the fiscal year with solid mid-single digit returns. Benign Treasury bond trading levels supported market performance as the 10-year Treasury yield moved from around 3.50% to the 2.00% range. Company operating results generally improved over prior year periods; thus default rates trended down to the 1.50-2.00% level from the low-teens default rates seen in 2008/2009. U.S. economic expansion moderated from 3%+ to 2% during the year, causing the equity markets to pull back from higher levels earlier in the year and raising concerns about a possible double-dip recession.

Going forward, low interest rates on competing fixed income products combined with the expectation that the Federal Reserve will keep rates low for an extended period should create favorable conditions for high yield bonds.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

High Income Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/11
Consumer Discretionary	30%
Consumer Staples	6%
Energy	9%
Financials	3%
Health Care	9%
Industrials	13%
Information Technology	5%
Materials	9%
Telecommunication Services	7%
Utilities	3%
Cash and Other Net Assets	6%
 Consumer Discretionary includes securities in the following industries: Auto Components; Automobiles; Consumer Finance; Diversified Consumer Services; Hotels, Restaurants & Leisure; Household Durables; Internet & Catalog Retail; Media; Specialty Retail; and Textiles, Apparel & Luxury Goods.

PERFORMANCE DISCUSSION

The MEMBERS High Income Fund returned 4.61% (Class A shares at net asset value) during the twelve-month period ended October 31, 2011. For the same period, the BofA/Merrill Lynch High Yield Constrained Index returned 4.85%. Although the fund’s underweight in the Financial sector and strong security selection and allocations within the Telecom sector were positive contributors to performance, the fund’s limited exposure to the Oil & Gas sector, security selection within the Technology sector and cash position ultimately resulted in underperformance by the fund compared with the benchmark.

FUND CHANGES

The fund was active during the last twelve months as it participated in over 300 combined buy and sell trades as the strategy for much of the year was to cull more aggressively structured bonds in favor of stronger corporate bonds. The fund also participated in over 40 corporate actions resulting in more than $11 million of called/tendered bonds.

Business support services, Health Care, Telecom, and Utilities were emphasized in the fund.  Media/cable TV became a focus during the period whereas the fund’s exposure to oil and gas was decreased.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds will constitute up to 80% of the fund’s assets, stocks will constitute up to 60% of the fund’s assets, real estate securities will constitute up to 25% of the fund’s assets, foreign stocks and bonds will constitute up to 25% of the fund’s assets and money market instruments may constitute up to 25% of the fund’s assets. The fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund’s assets.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20112
	% Return Without Sales Charge				% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares3	7.32	9.14	3.11	4.28	1.15	6.99	1.89	3.66
Class B Shares4	6.47	8.32	2.32	3.50	1.97	7.31	2.00	3.50
Russell 1000¨ Index	8.01	12.22	0.54	4.17	NA	NA	NA	NA
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	5.00	8.81	6.49	5.53	NA	NA	NA	NA
Custom Blended Index (50% Fixed 50% Equity)	6.95	10.67	3.81	4.99	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The first half of the fiscal year saw the Russell 1000¨ Index rapidly rise by over 17%. During the second half the benchmark reversed and fell by nearly 8%. The fund’s stocks lagged slightly during the market’s advance, and held up much better than the benchmark during the declining phase. This is what we anticipate for returns for the fund’s stock investment style. Our expectation is that the fund will keep up with or lag a rising market and fall less in a declining market.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

Diversified Income Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/11
Asset Backed	1%
Common Stocks	52%
Corporate Notes and Bonds	17%
Mortgage Backed	10%
U.S. Government and Agency Obligations	14%
Cash and Other Net Assets	6%

PERFORMANCE DISCUSSION

Effective October 31, 2011, the primary benchmark changed from two indexes, the Bank of America Merrill Lynch U.S. Corp. Govt. & Mtg. Index and the Russell 1000¨ Index, to a single Custom Blended Index, which consists of 50% S&P 500 Index and 50% Bank of America Merrill Lynch U.S. Corp. Govt. & Mtg. Index. This index better reflects the types of stocks and bonds typically held in the fund as described in the current prospectus.

For the twelve-month period ended October 31, 2011, the MEMBERS Diversified Income Fund returned 7.32% (Class A shares at net asset value) while the Custom Blended Index returned 6.95%. The fund’s Financial and Energy stocks contributed the most to performance during the year. Information Technology and Consumer Discretionary were also leading sectors. Health Care was the only sector that was noticeably negative, led by Merck & Co. Inc., whose weak performance detracted most for the period.

Chevron Corp. rose over 25% and was one of our largest positions during the period. Profits delivered were ahead of expectations as production expanded.

Intel Corp. was another large portfolio position that climbed over 20% during the period. Earnings expanded and investor concerns over weak sales to the PC market turned out to be excessive.

VF Corp, an apparel maker, rose over 60% during the fiscal year. Although this stock was sold too early to benefit from the entire rally, it still was one of the leading performers. Consumers continued to appreciate the price/value proposition of their leading brands like North Face¨.

The bond portion of the fund was modestly short duration (a measure of a security’s price sensitivity to changes in interest rates) compared to the benchmark during this period of generally declining rates which negatively affected performance. However, sector allocations aided performance. The fund allocated only approximately half the index allocation to banks which massively underperformed during the year. The fund was significantly overweight in Utilities and Industrials, sectors which provided positive excess return during the period. Additionally, the fund’s average coupon was 1.0% higher than the market, thereby generating significant income relative to the market.

FUND CHANGES

For the stock portion of the fund, portfolio shifts during the year included reducing our weight in Consumer Staples and Health Care, including eliminating Baxter International Inc. and Walgreen Co. Baxter was sold due to a fuller valuation without an improvement in fundamentals. We judged the valuation of Walgreen to be too high and are concerned that growth expectations will not be met. We increased our weights in the Financial and Industrial sectors. We invested in stocks that have strong balance sheets, solid dividend yields and growth prospects, including Emerson Electric Co. and United Parcel Service, Inc. (UPS). These stocks not only offer above average dividend yield, but the large majority also increased their dividend during the year.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Equity Income Fund invests primarily in common stocks of large-and mid-capitalization companies that are, in the view of the fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the fund’s assets among stocks in sectors of the economy based upon their expected earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends. The extent of option writing activity will depend upon market conditions and the portfolio manager’s ongoing assessment of the attractiveness of writing call options on the fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the fund by providing downside protection.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20112
	% Return Without Sales Charge		% Return After Sales Charge6
	1 Year	Since 10/31/09 Inception	1 Year	Since 10/31/09 Inception
Class A Shares3	5.22	6.12	(0.83)	3.02
Class Y Shares7	5.51	6.37	–	–
S&P 500 Index	8.09	12.22	NA	NA
CBOE BuyWrite Monthly Index	4.57	7.34	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The investment environment for the MEMBERS Equity Income Fund has transitioned through a number of phases over the past twelve months. The first phase was the continuation of the strong bull market which began in March of 2009. Following a relatively minor correction in early 2010, U.S. stocks surged through early 2011. During this phase, the fund participated in the market upside but lagged the S&P 500 Index as one would expect of a covered call strategy. With stocks climbing very strongly,

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

Equity Income Fund (concluded)

a number of the fund’s holdings were "called away" generating higher cash levels. Given the strength and duration of the rally, the fund was opportunistically and conservatively reinvesting the cash. The equity markets moved into a somewhat more volatile phase between February and July as geo-political issues in North Africa and the Japanese earthquake tragedy weighed on investor’s minds. This choppier environment provided opportunity for the fund to more aggressively reinvest the larger cash levels. The final phase, August through October, has primarily focused on the European crisis and its potential to negatively impact global economic growth. During this phase, stocks fell sharply through the end of September but rallied in October and the fund performed very well as more opportunities were presented to reduce cash levels and the higher market volatility lead to very attractive option premiums being realized through call option writing.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/11
	Fund	S&P 500 Index
Consumer Discretionary	7%	11%
Consumer Staples	–	11%
Energy	17%	12%
Financials	14%	14%
Health Care	13%	11%
Industrials	4%	11%
Information Technology	14%	20%
Materials	3%	3%
Telecommunication Services	–	3%
Utilities	–	4%
Exchange-Traded Fund	3%	–
Cash and Other Net Assets	25%	–

PERFORMANCE DISCUSSION

Although the fund’s performance has lagged the S&P 500 on a one-year basis, much of the underperformance occurred during the market rally phase early in the period due primarily to the presence of the covered call overlay and higher than normal cash levels. The fund did outperform the CBOE BuyWrite Index (BXM) which is the passive benchmark for a covered call strategy. For the full twelve-month period ended October 31, 2011, the fund delivered a 5.22% return, (Class A shares at net asset value), compared with a 8.09% return on the S&P 500 and a 4.57% return on the CBOE BuyWrite Index (BXM). On a calendar year-to-date basis (1/1/11-10/31/11) with a return of 2.40% on the fund, the S&P 500 Index returning 1.30% and the CBOE BuyWrite Index returning 0.15%, the fund outperformed both indices.

The performance of the fund’s individual holdings was led by Technology holdings Google Inc., EMC Corp./Massachusetts, EBAY Inc. and QUALCOMM Inc. Strong performance from financial stocks including Intercontinental Exchange and American Express Co. offset weakness in banking and investment holdings such as Morgan Stanley and Wells Fargo & Co. Many of the fund’s energy holdings lagged during the market downturn as oil prices fell sharply but rebounded very well in the October 2011 rally. Finally, strength in United HealthCare and biotechnology companies Gilead Sciences Inc. and Celgene Corp. offset weakness in medical device oriented companies such as Stryker Corp. and St. Jude Medical.

FUND CHANGES

Following the strong October rebound, the fund has taken a more conservative approach given the still high levels of global uncertainty. The percentage of call options written against portfolio holdings has increased and the fund is well positioned for the current environment. The fund has delivered on its distribution goals and is well positioned to continue to payout a relatively high level of income.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Large Cap Value Fund will, under normal market conditions, invest primarily in large cap stocks. The fund follows a "value" approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20112
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	10.27	7.13	(2.75)	2.40	–	3.89	5.02	(3.89)	1.80
Class B Shares4	9.52	6.34	(3.45)	1.65	–	5.02	5.29	(3.83)	1.65
Class Y Shares7	10.53	7.39	–	–	(0.56)	–	–	–	–
Russell 1000¨ Value Index	6.16	8.78	(2.05)	4.57	(0.21)	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

Large Cap Value Fund (concluded)

INVESTING ENVIRONMENT

While stocks (as measured by the S&P 500) rose 8.09% during the fiscal year ended October 31, 2011, large-cap value stocks lagged the overall market. The fiscal year can be split into two portions. During the first six months through April 2011, the broad market sprinted higher by over 17%. The market then reversed course and fell by nearly 8% during the final six months of the fiscal year. The fund kept up with the surging benchmark during the first six months of the fiscal year, and managed to drop by much less than the benchmark during the last six months of the fiscal year. This is an ideal pattern of returns for the fund; to participate in a rising market and protect its gains in a declining market.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/11
	Fund	Russell 1000¨ Value Index
Consumer Discretionary	6%	9%
Consumer Staples	11%	8%
Energy	14%	13%
Financials	22%	25%
Health Care	14%	11%
Industrials	10%	9%
Information Technology	11%	9%
Materials	3%	3%
Telecommunication Services	3%	5%
Utilities	4%	8%
Cash and Other Net Assets	2%	–

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2011, the MEMBERS Large Cap Value Fund returned 10.27% (Class A shares at net asset value) while the Russell 1000(R) Value Index returned 6.16%. The fund outperformed its benchmark for the period primarily because of excellent stock selection, especially in the Financial sector.

Financial stocks contributed the majority of the fund’s positive performance during the year. Conservative selections fared well compared to more leveraged financial stocks that are held in the benchmark. Overall, the fund’s stock selection was strong during the year ended October 31, 2011. In addition, the fund’s overweight and underweight positions across sectors were also a positive contributor to performance.

Marathon Oil Corp. was a strong contributor to performance. The stock rose steeply as the firm restructured and split into two businesses, both of which we sold after the gains.

International Business Machines Corp. (IBM) rose over 25% as earnings continued to grow through tumultuous economic times. The firm’s earnings outlook improved during the last year, as revenues were modestly above expectations and management efficiently converted these revenues into profits.

TJX Cos. Inc. is a discount retailer that grew earnings more rapidly than expected over the last year and the stock responded by rising over 25%. Management execution continues to be crisp and the popularity of the firm’s impressive price/value proposition is recognized by consumers.

FUND CHANGES

The number of stocks in the portfolio rose from 49 to 53 as we found new stocks to buy during the summer correction. We reduced weight in Consumer Staples as we sold out of Walgreen Co. due to higher valuation and concerns over future growth not materializing. We increased weight in the Consumer Discretionary sector; although, we are still underweight versus the benchmark. We added TJX, as well as Target Corp. and Time Warner Inc.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its assets in large cap stocks. The fund follows a "growth" approach, meaning the portfolio managers seek stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. The fund typically seeks higher earnings growth capabilities in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries. The fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their prospects.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20112
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	5.39	13.29	1.83	2.40	–	(0.69)	11.06	0.63	1.80
Class B Shares4	4.65	12.43	1.07	1.65	–	0.15	11.50	0.69	1.65
Class Y Shares7	5.63	13.56	–	–	3.31	–	–	–	–
Russell 1000(R) Growth Index	9.92	15.62	3.04	3.56	4.26	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The twelve months ended October 31, 2011 presented an engaging but challenging environment. The world was in flux, and the U.S. economy stalled, raising fears of further contraction. While the market rose during the first two quarters and fell during the last two, there was much movement in between. For example, Energy was one of the top performing sectors for the year, gaining over 25% in the first quarter alone, but then declining over 10% during the fourth quarter.

Large Cap Growth Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/11
	Fund	Russell 1000(R) Growth Index
Consumer Discretionary	13%	14%
Consumer Staples	6%	12%
Energy	10%	11%
Financials	6%	4%
Health Care	9%	11%
Industrials	9%	12%
Information Technology	38%	29%
Materials	4%	5%
Telecommunication Services	–	1%
Utilities	–	1%
Cash and Other Net Assets	5%	–
 Information Technology includes securities in the following industries:  Communications Equipment; Computers & Peripherals; Electronic Equipment, Instruments & Components; Internet Software & Services; IT Services; Semiconductors & Semiconductor Equipment; and Software.

PERFORMANCE DISCUSSION

The MEMBERS Large Cap Growth Fund had a 5.39% gain (Class A shares at net asset value), while the Russell 1000(R) Growth Index returned 9.92% for the twelve-month period ended October 31, 2011. The fund’s relative underperformance was primarily due to lagging the benchmark during the aggressive up market (10/1/10-4/30/11) with a gain of 12.63% versus the benchmark return of 16.96%..

Performance was hurt by several of our more aggressive growth companies, whose stocks sharply declined as the market shifted from bull to bear. Cree Inc., First Solar Inc., Renren Inc., and Acme Packet Inc. were each down over 30%. We still believe most of these have bright futures.

The fund’s holdings in Financials helped offset the above losses. We consciously sought to avoid credit risk such as that embedded in large money center banks. IntercontinentalExchange Inc., a facilitator of risk control, was up about 13% for the year. It is a top ten holding of the fund.

The fund’s holdings in Materials were also additive, especially Ecolab, Inc., which gained about 10% for the period. Ecolab provides cleaning, sanitizing, food safety and infection control products and services globally. The broad diversification of its customer base was a key factor for performance given the economic uncertainty.

FUND CHANGES

We recently added Sandisk Corp., a semi conductor company which provides NAND memory to tablet makers and smartphones.

We now have positions in Cerner Corp. and Allscripts Healthcare Solutions Inc., two healthcare information technology companies which increase productivity in the Health Care ecosystem.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Mid Cap Fund invests generally in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its assets in mid cap securities. However, the fund will not automatically sell a stock because its market capitalization has changed and such positions may be increased through additional purchases. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund’s portfolio managers believe in selecting stocks for the fund that show steady, sustainable growth and reasonable valuation. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20112
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	10.92	17.29	1.18	4.53	–	4.60	15.00	(0.01)	3.91
Class B Shares4	10.02	16.40	0.39	3.73	–	5.52	15.53	(0.01)	3.73
Class Y Shares7	11.31	17.63	–	–	2.71	–	–	–	–
Russell Midcap(R) Index	7.85	17.82	2.26	8.35	3.26	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

During the twelve-months ended October 31, 2011, mid cap stocks had a period of solid performance despite elevated volatility in the markets. The second round of quantitative easing by the Fed coincided with a rally through the first half of 2011 before worries about the global economy resulted in a sharp correction during the summer. Stock prices quickly recovered during October, however, which registered one of the strongest monthly gains in stock market history. The strongest sectors were Consumer Discretionary, Consumer Staples, Energy and Utilities while the weakest returns

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

Mid Cap Fund (concluded)

were in the Telecommunications, Financial, and Information Technology sectors.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/11
	Fund	Russell Midcap(R) Index
Consumer Discretionary	19%	16%
Consumer Staples	4%	6%
Energy	7%	9%
Financials	26%	19%
Health Care	9%	10%
Industrials	13%	12%
Information Technology	10%	13%
Materials	7%	7%
Telecommunication Services	–	1%
Utilities	–	7%
Cash and Other Net Assets	5%	–
Financials includes securities in the following industries: Capital Markets, Commercial Banks, Diversified Financial Services, Insurance and Real Estate Management & Development.

PERFORMANCE DISCUSSION

The MEMBERS Mid Cap Fund gained 10.92% (Class A shares at net asset value), while the Russell Midcap Index returned 7.85%. We believe our focus on firms with sustainable competitive advantages, modest financial leverage and stable earnings histories will result in long-term outperformance.

Relative to the benchmark, the fund’s holdings in Financials contributed nicely to performance. Insurance stocks W.R. Berkley Corp., Arch Capital Group Ltd., and Markel Corp. were top performers in the sector. The Industrial sector also generated strong performance from used car auctioneer Copart Inc. and global rail industry equipment provider Wabtec Corp/DE.

Relative weakness compared to the benchmark occurred in the Energy and Consumer Discretionary sectors. Within Energy, oil and natural gas exploration and production company EOG Resources Inc. detracted from performance. Leading office supply retailer Staples Inc. negatively impacted results in Consumer Discretionary.

FUND CHANGES

We increased exposure to the Consumer Discretionary sector during the period by purchasing off-price retailer TJX Companies Inc. TJX offers brand name merchandise at prices 20-60% lower than its competitors and is well positioned to benefit from the current environment where consumers want to get high quality merchandise at discounted prices. We also purchased Discovery Communications Inc., a global nonfiction media company with leading cable networks. Discovery has a strong international platform and should benefit from a secular trend of increasing pay TV penetration globally. We maintain an overweight position in Consumer Discretionary as we believe our holdings are strong franchises with good pricing power.

Our exposure to the Health Care and Telecommunications sectors were reduced during the period. We sold medical products manufacturer C.R. Bard Inc., clinical research organization Covance Inc. and animal diagnostic test provider Idexx Laboratories Inc. after periods of outperformance. Within Telecommunications, we sold tower operator Crown Castle International Corp. which also contributed to results. We remain overweight the Health Care sector but are now underweight the Telecommunications sector.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20112
	% Return Without Sales Charge				% Return After Sales Charge6
	1 Year	3 Years	Since 12/27/06 Inception	Since 1/9/07 Inception	1 Year	3 Years	Since Inception
Class A Shares3	9.12	14.24	2.21	–	2.81	12.03	0.97
Class B Shares4	8.20	13.49	1.55	–	3.70	12.57	1.15
Class Y Shares7	9.29	14.47	–	2.86	–	–	–
Russell 2000(R) Index	6.71	12.87	0.09	0.38	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

Small cap securities were volatile during the twelve-month period ended October 31, 2011. A strong market rally in October helped overcome the upheaval in global asset markets during the later months of the period when prices for most risk assets fell sharply as investors transitioned from excitement over economic strength and the recovery in corporate earnings to apprehension over the risks to global growth. The primary catalysts behind the weakness were the European sovereign debt crisis, U.S. political gridlock, falling consumer confidence, and concerns over sustained growth in emerging markets. Earlier in the period U.S. equities saw gains as strong corporate earnings

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

Small Cap Fund (concluded)

and generally positive economic data were sufficient to offset civil unrest in the Middle East and North Africa, surging commodity costs, and natural disasters in Japan and Australia. Over the twelve-month period, growth stocks outperformed value stocks, as measured by the Russell 2000(R) Growth Index which returned 9.8% and the Russell 2000(R) Value Index which returned 3.5%. Small cap stocks trailed their larger peers, as measured by the 6.7% return of the Russell 2000(R) Index and the 8.1% return of the S&P 500 Index, respectively. Performance was positive across industries, with all sectors of the benchmark posting gains for the period. Consumer Staples, Energy, and Utilities led the market higher while Materials, Financials, and Telecommunications Services rose modestly.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/11
	Fund	Russell 2000(R) Index
Consumer Discretionary	16%	13%
Consumer Staples	2%	4%
Energy	4%	7%
Financials	24%	22%
Health Care	8%	12%
Industrials	24%	15%
Information Technology	8%	17%
Materials	6%	5%
Telecommunication Services	–	1%
Utilities	5%	4%
Cash and Other Net Assets	3%	–

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2011, the MEMBERS Small Cap Fund returned 9.12% (Class A shares at net asset value) while the benchmark, Russell 2000(R) Index returned 6.71%. The fund’s outperformance for the period, relative to the Russell 2000(R) Index, was due to strong security selection.

The fund benefited from strong security selection among Industrials and Consumer Discretionary holdings. Positive results in the Industrials sector were driven by investments in Kirby Corp., an inland barge operator, and Mueller Industries Inc., a manufacturer of copper, brass, plastic, and aluminum products. In Consumer Discretionary, Arbitron Inc., a radio ratings firm, was a leading contributor to relative performance. Other standout performers included Carlisle Cos. Inc. (Industrials), Maximus Inc. (Information Technology), and Deltic Timber Corp. (Materials).

Among the largest sources of relative weakness were Energy and Health Care holdings. Relative performance suffered in Energy due to positions in Penn Virginia Corp., an oil and gas exploration and production company, and Scorpio Tankers Inc., a transportation firm focused on seaborne shipments of refined petroleum products. Exposure to contract research organization ICON PLC in the Health Care sector also detracted. Other sources of relative weakness included Assured Guaranty, Ltd. and Platinum Underwriters Holdings, Ltd. (Financials), and Zep Inc. (Materials).

Relative performance was negatively impacted by relative sector exposures, a residual of our bottom-up stock selection process. A frictional cash position in a rising market and a below-benchmark weight in the Consumer Staples sector detracted from relative results.

FUND CHANGES

The Small Cap Value investment approach emphasizes individual stock selection; sector weights are a residual of the process. We do, however, carefully consider diversification across economic sectors to limit risk. Based on our two- to three-year time horizon we continue to find opportunities created by the inefficiencies frequently found among small cap companies.

Based on individual stock decisions, exposure to Industrials increased and exposure to Consumer Staples fell. Industrials exposure increased as we added to a new position in G&K Services Inc., a provider of branded uniform and facility services programs, and increased our stake in diversified manufacturing company ESCO Technologies Inc. In Consumer Staples, we eliminated positions in nutritional products company Herbalife Ltd. and snack food maker Snyders-Lance Inc.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS International Stock Fund will invest, under normal market conditions, primarily in foreign equity securities. Typically, a majority of the fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20112
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	(3.00)	9.10	(1.28)	7.62	–	(8.61)	6.96	(2.45)	6.98
Class B Shares4	(3.77)	8.30	(2.03)	6.81	–	(8.07)	7.29	(2.31)	6.81
Class Y Shares7	(2.85)	9.38	–	–	0.38	–	–	–	–
MSCI EAFE Index	(3.64)	10.42	(1.95)	6.19	(0.39)	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

Over the past twelve months international equity markets were volatile, generally finishing with negative returns. Many events during the period led to intervals of both investor confidence and fear. Positive developments included strong corporate earnings, low interest rates, and abundant liquidity provisions through various central banks’ quantitative easing efforts. Among the negative developments were the deepening of the sovereign debt crisis in Europe, armed uprisings in the Middle East and Northern Africa, and the earthquake, tsunami, and nuclear crises in Japan. For the twelve-month period ended October 31, 2011, sector leadership

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2011

International Stock Fund (concluded)

was in the traditionally defensive sectors of Consumer Staples, Health Care, and Telecommunication Services. Cyclical sectors, such as Materials, Industrials, and Consumer Discretionary underperformed, as did Financial stocks. Additionally, emerging market stocks lagged those in developed markets over the period.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS
As of 10/31/11
Africa	1%
Europe (excluding United Kingdom)	36%
Japan	17%
Latin America	3%
Pacific Basin	7%
United Kingdom	29%
Other Countries	5%
Cash and Other Net Assets	2%

PERFORMANCE DISCUSSION

The MEMBERS International Stock Fund returned -3.00% (Class A shares at net asset value), outperforming the MSCI EAFE Index return of -3.64% over the last twelve-month period ended October 31, 2011. Strong stock selection was the primary contributor to the relative returns. This was primarily driven by the Financials sector, where positions in Daito Trust Construction Co. Ltd., and insurance companies AIA Group Ltd. and Prudential PLC, performed well. Daito Trust Construction performed well despite the aforementioned crises in Japan, as the company has limited negative exposure to the affected areas and has continued to execute its business strategy well. In addition, it has benefited from post-earthquake reconstruction efforts. AIA and Prudential performed well due to strong demand for their services in Asia.

Stock selection in the Telecom Services sector was also a strong contributor to relative returns, led by positions in Telstra Corp. Ltd. Telstra has been performing well as the company continues to successfully implement its fiber-optic infrastructure.

Conversely, stock selection in the Industrials sector detracted from relative returns over the last twelve months, as positions in Italian company Atlantia SpA declined amid concerns over regulatory uncertainty and macroeconomic questions surrounding Italy.

Stock selection in the banks industry also hurt performance. Positions in BNP Paribas SA, Lloyds Banking Group PLC, and Swedbank AB were the major drivers, as these were variously impacted by the continued uncertainty in Europe stemming from the sovereign debt crisis. Additionally, exposure to emerging markets hurt performance, as these markets lagged developed markets over the period.

FUND CHANGES

During the last twelve months, as a result of bottom-up stock selection, we reduced the fund’s overweight exposure to the Energy sector to a slight underweight. We increased the fund’s underweight exposure to the Financials sector. Also during the period, we reduced the underweight exposures to the Materials and Telecom Services sectors.

MEMBERS Mutual Funds | October 31, 2011

Notes to Management’s Discussion of Fund Performance

NANot Applicable. Index returns do not reflect sales charges, fees or expenses.
1This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.

2Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

3Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Equity Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds. The maximum sales charge is 4.50% for the Bond and High Income Fund class A shares.

4Maximum contingent deferred sales charge (CDSC) is 4.50% for class B shares, which is reduced after 12 months and eliminated after six years.
5Maximum contingent deferred sales charge (CDSC) is 1% for class C shares, which is eliminated after one year.
6Assumes maximum applicable sales charge.

7Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.

MEMBERS Mutual Funds | Notes to Management’s Discussion of Fund Performance | October 31, 2011

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes

The Conservative Allocation Fund Custom Index consists of 65% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 30% Russell 3000(R) Index and 5% MSCI EAFE Index. See market indexes descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 45% Russell 3000(R) Index and 15% MSCI EAFE Index. See market indexes descriptions below.

The Aggressive Allocation Fund Custom Index consists of 15% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 55% Russell 3000(R) Index and 30% MSCI EAFE Index. See market indexes descriptions below.

Hybrid Fund Indexes

The Custom Blended Index consists of 50% S&P 500 Index and 50% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market indexes’ descriptions below.

Market Indexes

The CBOE BuyWrite Monthly Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500 Index.

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (see definition below).

The Russell 1000(R) Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000(R) Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000(R) Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000(R) Index (see definition below.)

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap(R) Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

MEMBERS Mutual Funds | October 31, 2011

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.8%
Bond Funds - 63.2%
Franklin Floating Rate Daily Access Fund Advisor Class	300,236	$ 2,669,101
Madison Mosaic Institutional Bond Fund (A)	379,553	4,228,223
MEMBERS Bond Fund Class Y (A)	798,349	8,446,533
MEMBERS High Income Fund Class Y (A)	601,148	4,159,946
PIMCO Investment Grade Corporate Bond Fund Institutional Class	570,097	6,100,038
PIMCO Total Return Fund Institutional Class	513,236	5,599,401
		31,203,242
Foreign Bond Funds - 5.5%
Templeton Global Bond Fund Advisor Class	205,409	2,717,557
Foreign Stock Funds - 8.4%
IVA Worldwide Fund	188,646	3,152,269
MEMBERS International Stock Fund Class Y (A)	99,855	1,010,529
		4,162,798
Money Market Funds - 3.3%
State Street Institutional U.S. Government Money Market Fund	1,598,876	$ 1,598,876
Stock Funds - 19.4%
Calamos Growth and Income Fund Class I	34,759	1,091,767
Madison Mosaic Disciplined Equity Fund (A)	211,655	2,688,024
MEMBERS Equity Income Fund Class Y (A)	182,281	1,788,173
MEMBERS Large Cap Growth Fund Class Y (A)	88,132	1,419,800
MEMBERS Large Cap Value Fund Class Y (A)	206,138	2,564,354
		9,552,118
TOTAL INVESTMENTS - 99.8% ( Cost $47,235,565** )		49,234,591
NET OTHER ASSETS AND LIABILITIES - 0.2%		107,507
TOTAL NET ASSETS - 100.0%		$ 49,342,098

**	Aggregate cost for Federal tax purposes was $48,309,983.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.0%
Bond Funds - 39.5%
Franklin Floating Rate Daily Access Fund Advisor Class	527,751	$ 4,691,710
Madison Mosaic Institutional Bond Fund (A)	511,896	5,702,521
MEMBERS Bond Fund Class Y (A)	1,163,114	12,305,749
MEMBERS High Income Fund Class Y (A)	1,390,001	9,618,806
PIMCO Investment Grade Corporate Bond Fund Institutional Class	642,385	6,873,518
PIMCO Total Return Fund Institutional Class	574,356	6,266,227
		45,458,531
Foreign Bond Funds - 4.3%
Templeton Global Bond Fund Advisor Class	372,498	4,928,145
Foreign Stock Funds - 12.2%
IVA Worldwide Fund Class I	445,331	7,441,473
Matthews Asian Growth and Income Fund Institutional Shares	34,837	575,515
MEMBERS International Stock Fund Class Y (A)	595,442	6,025,876
		14,042,864
Money Market Funds - 3.0%
State Street Institutional U.S. Government Money Market Fund	3,494,061	$ 3,494,061
Stock Funds - 41.0%
Calamos Growth and Income Fund Class I	36,460	1,145,218
Madison Mosaic Disciplined Equity Fund (A)	770,509	9,785,459
MEMBERS Equity Income Fund Class Y (A)	359,282	3,524,557
MEMBERS Large Cap Growth Fund Class Y (A)	529,369	8,528,130
MEMBERS Large Cap Value Fund Class Y (A)	779,150	9,692,627
MEMBERS Mid Cap Fund Class Y (A) *	410,200	2,744,238
MEMBERS Small Cap Fund Class Y (A)	230,416	2,481,582
T Rowe Price New Era Fund	13,586	633,369
Yacktman Fund/The	501,770	8,740,829
		47,276,009
TOTAL INVESTMENTS - 100.0% ( Cost $108,759,345** )		115,199,610
NET OTHER ASSETS AND LIABILITIES - 0.0%		(11,404)
TOTAL NET ASSETS - 100.0%		$115,188,206

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $111,744,992.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.2%
Bond Funds - 11.4%
MEMBERS High Income Fund Class Y (A)	422,809	$ 2,925,838
PIMCO Investment Grade Corporate Bond Fund Institutional Class	164,484	1,759,978
		4,685,816
Foreign Bond Funds - 2.5%
Templeton Global Bond Fund Advisor Class	77,932	1,031,046
Foreign Stock Funds - 19.5%
IVA Worldwide Fund Class I	294,248	4,916,884
Matthews Asian Growth and Income Fund Institutional Shares	35,327	583,595
MEMBERS International Stock Fund Class Y (A)	244,736	2,476,732
		7,977,211
Money Market Funds - 2.2%
State Street Institutional U.S. Government Money Market Fund	881,601	881,601

Stock Funds - 64.6%
Calamos Growth and Income Fund Class I	29,584	$ 929,222
Hussman Strategic Growth Fund	202,121	2,548,750
Madison Mosaic Disciplined Equity Fund (A)	421,199	5,349,232
MEMBERS Equity Income Fund Class Y (A)	62,364	611,793
MEMBERS Large Cap Growth Fund Class Y (A)	234,112	3,771,539
MEMBERS Large Cap Value Fund Class Y (A)	386,531	4,808,448
MEMBERS Mid Cap Fund Class Y (A) *	256,739	1,717,584
MEMBERS Small Cap Fund Class Y (A)	112,880	1,215,718
T Rowe Price New Era Fund	13,943	650,015
Yacktman Fund/The	280,405	4,884,659
		26,486,960
TOTAL INVESTMENTS - 100.2% ( Cost $37,995,133** )		41,062,634
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(69,689)
TOTAL NET ASSETS - 100.0%		$ 40,992,945

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $39,193,051.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Cash Reserves Fund Portfolio of Investments

	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 94.4%
Fannie Mae (A) - 29.3%
0.04%, 11/2/11	$275,000	$ 275,000
0.04%, 11/16/11	150,000	149,997
0.03%, 12/7/11	300,000	299,991
0.03%, 12/14/11	150,000	149,994
0.03%, 12/19/11	800,000	799,968
0.02%, 12/28/11	100,000	99,997
0.028%, 1/3/12	1,600,000	1,599,923
0.04%, 1/11/12	700,000	699,945
		4,074,815
Federal Home Loan Bank (A) - 24.8%
0.072%, 11/4/11	650,000	649,996
0.06%, 11/16/11	450,000	449,989
0.026%, 11/25/11	450,000	449,992
0.04%, 11/28/11	450,000	449,986
0.03%, 12/2/11	250,000	249,994
0.02%, 12/21/11	600,000	599,983
0.022%, 12/23/11	400,000	399,987
0.035%, 12/30/11	200,000	199,989
		3,449,916
Freddie Mac (A) - 33.1%
0.06%, 11/7/11	300,000	299,997
0.03%, 11/14/11	100,000	99,999
0.01%, 11/22/11	882,000	881,995
0.04%, 12/1/11	100,000	99,997
0.035%, 12/5/11	650,000	649,979
0.025%, 12/12/11	416,000	415,988
0.04%, 12/13/11	100,000	99,995
0.04%, 12/15/11	550,000	549,973
0.04%, 12/20/11	300,000	299,984
0.025%, 12/27/11	350,000	349,986
0.028%, 1/3/12	250,000	249,988
0.03%, 1/9/12	600,000	599,965
		4,597,846
U.S. Treasury Bill (A) - 7.2%
0.000%, 11/10/11	1,000,000	$ 1,000,000
Total U.S. Government and Agency Obligations ( Cost $13,122,577 )		13,122,577
	Shares
INVESTMENT COMPANIES - 4.4%
State Street Institutional U.S. Government Money Market Fund	611,856	611,856
Total Investment Companies ( Cost $611,856 )		611,856
TOTAL INVESTMENTS - 98.8% ( Cost $13,734,433** )		13,734,433
NET OTHER ASSETS AND LIABILITIES - 1.2%		164,429
TOTAL NET ASSETS - 100.0%		$ 13,898,862

**	Aggregate cost for Federal tax purposes was $13,734,433.
(A)	Rate noted below represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - 1.2%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$ 64,040	$ 64,919
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	670,000	699,219
New Century Home Equity Loan Trust, Series 2003-5, Class AI5 (B), 5.5%, 11/25/33	1,500,000	1,490,575
Total Asset Backed Securities ( Cost $2,229,074 )		2,254,713
CORPORATE NOTES AND BONDS - 18.2%
Consumer Discretionary - 2.7%
American Association of Retired Persons (C) (D), 7.5%, 5/1/31	750,000	1,036,258
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 3.125%, 2/15/16	1,000,000	1,025,214
DR Horton Inc., 5.25%, 2/15/15	215,000	213,925
ERAC USA Finance LLC (C) (D), 6.7%, 6/1/34	575,000	637,248
McDonald’s Corp., 5%, 2/1/19	1,000,000	1,160,290
Time Warner Cable Inc., 8.25%, 2/14/14	1,000,000	1,141,093
		5,214,028
Consumer Staples - 2.6%
Campbell Soup Co., 4.5%, 2/15/19	1,000,000	1,095,731
PepsiCo Inc., 4.65%, 2/15/13	215,000	225,994
PepsiCo Inc., 7.9%, 11/1/18	1,000,000	1,335,065
Walgreen Co., 5.25%, 1/15/19	1,000,000	1,171,154
WM Wrigley Jr. Co. (C) (D), 3.05%, 6/28/13	1,240,000	1,264,750
		5,092,694
Energy - 0.9%
Hess Corp., 7.875%, 10/1/29	240,000	326,541
Transocean Inc. (E), 6%, 3/15/18	850,000	903,654
Valero Energy Corp., 7.5%, 4/15/32	450,000	548,239
		1,778,434
Financials - 2.5%
Caterpillar Financial Services Corp., 7.05%, 10/1/18	1,250,000	1,583,918
Goldman Sachs Group Inc./The, 5.7%, 9/1/12	750,000	772,891
HCP Inc., 6.7%, 1/30/18	490,000	530,732
Lehman Brothers Holdings Inc. (F) *, 5.75%, 1/3/17	520,000	52
Simon Property Group L.P., 5.875%, 3/1/17	270,000	305,672
Swiss Re Solutions Holding Corp., 7%, 2/15/26	290,000	316,208
UBS AG (E), 5.75%, 4/25/18	250,000	264,439
US Bank NA, 6.3%, 2/4/14	500,000	551,931
Wells Fargo & Co., 5.25%, 10/23/12	485,000	503,847
		4,829,690
Health Care - 1.5%
Eli Lilly & Co., 6.57%, 1/1/16	$ 500,000	$ 590,561
Genentech Inc., 5.25%, 7/15/35	325,000	368,960
Johnson & Johnson, 2.95%, 9/1/20	1,000,000	1,045,530
Merck & Co. Inc., 5.75%, 11/15/36	500,000	616,563
Wyeth, 6.5%, 2/1/34	230,000	304,325
		2,925,939
Industrials - 2.2%
Boeing Co./The, 8.625%, 11/15/31	240,000	363,965
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	285,000	377,621
EI du Pont de Nemours & Co., 5%, 1/15/13	35,000	36,786
General Electric Capital Corp., MTN, 3.35%, 10/17/16	800,000	822,088
Honeywell International Inc., 3.875%, 2/15/14	1,000,000	1,075,526
Lockheed Martin Corp., 7.65%, 5/1/16	270,000	331,864
Norfolk Southern Corp., 5.59%, 5/17/25	359,000	415,161
Norfolk Southern Corp., 7.05%, 5/1/37	390,000	523,841
Waste Management Inc., 7.125%, 12/15/17	235,000	282,820
		4,229,672
Information Technology - 0.8%
Cisco Systems Inc., 5.5%, 2/22/16	400,000	464,062
Hewlett-Packard Co., 6.125%, 3/1/14	1,000,000	1,102,068
		1,566,130
Materials - 0.4%
Westvaco Corp., 8.2%, 1/15/30	325,000	358,291
Weyerhaeuser Co., 7.375%, 3/15/32	500,000	499,621
		857,912
Telecommunication Services - 3.2%
AT&T Inc., 4.85%, 2/15/14	1,500,000	1,629,420
Cellco Partnership / Verizon Wireless Capital LLC, 8.5%, 11/15/18	1,500,000	2,028,108
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	525,000	754,704
Rogers Communications Inc. (E), 6.25%, 6/15/13	455,000	489,901
Verizon Communications Inc., 8.75%, 11/1/18	1,000,000	1,350,958
		6,253,091
Utilities - 1.4%
Interstate Power & Light Co., 6.25%, 7/15/39	535,000	674,285
Sierra Pacific Power Co., Series M, 6%, 5/15/16	650,000	756,621
Virginia Electric and Power Co., Series C, 5.1%, 11/30/12	215,000	224,727
Wisconsin Electric Power Co., 6.5%, 6/1/28	750,000	993,943
		2,649,576
Total Corporate Notes and Bonds ( Cost $31,441,862 )		35,397,166

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - 11.3%
Fannie Mae - 9.9%
4%, 4/1/15 Pool # 255719	$ 237,536	$ 244,220
5.5%, 4/1/16 Pool # 745444	188,166	201,606
6%, 5/1/16 Pool # 582558	14,014	15,215
5.5%, 2/1/18 Pool # 673194	193,850	210,507
5%, 5/1/20 Pool # 813965	314,732	341,215
4.5%, 9/1/20 Pool # 835465	345,640	370,450
6%, 5/1/21 Pool # 253847	30,537	33,496
4.5%, 4/1/23 Pool # 974401	905,421	973,384
4.5%, 6/1/23 Pool # 984075	530,170	565,410
7%, 12/1/29 Pool # 762813	23,769	27,115
7%, 11/1/31 Pool # 607515	25,466	29,351
6.5%, 3/1/32 Pool # 631377	197,327	221,981
7%, 4/1/32 Pool # 641518	2,145	2,469
7%, 5/1/32 Pool # 644591	14,507	16,720
6.5%, 6/1/32 Pool # 545691	375,414	422,319
6%, 12/1/32 Pool # 676552	113,277	125,737
5.5%, 4/1/33 Pool # 690206	915,877	999,737
5%, 10/1/33 Pool # 254903	445,541	480,836
5.5%, 11/1/33 Pool # 555880	565,503	617,282
5%, 5/1/34 Pool # 775604	63,324	68,321
5%, 5/1/34 Pool # 780890	207,265	223,619
5%, 6/1/34 Pool # 255230	103,916	112,116
5.5%, 6/1/34 Pool # 780384	800,738	873,930
7%, 7/1/34 Pool # 792636	16,881	19,546
5.5%, 8/1/34 Pool # 793647	145,845	160,521
5.5%, 3/1/35 Pool # 815976	713,196	778,396
5.5%, 7/1/35 Pool # 825283	320,875	350,201
5%, 8/1/35 Pool # 829670	430,609	464,318
5.5%, 8/1/35 Pool # 826872	154,391	168,487
5%, 9/1/35 Pool # 820347	425,101	466,748
5%, 9/1/35 Pool # 835699	380,024	417,254
5%, 10/1/35 Pool # 797669	469,926	514,642
5.5%, 10/1/35 Pool # 836912	347,124	378,799
5%, 11/1/35 Pool # 844504	448,250	490,904
5%, 11/1/35 Pool # 844809	347,196	374,375
5%, 12/1/35 Pool # 850561	357,918	385,936
6%, 7/1/36 Pool # 870749	345,158	380,455
6%, 11/1/36 Pool # 902510	460,929	515,376
5.5%, 2/1/37 Pool # 905140	405,963	446,813
5.5%, 5/1/37 Pool # 899323	292,920	319,511
5.5%, 5/1/37 Pool # 928292	615,610	677,555
6%, 10/1/37 Pool # 947563	479,559	536,206
6.5%, 12/1/37 Pool # 889072	742,246	822,922
5%, 4/1/38 Pool # 257160	905,178	975,047
5.5%, 7/1/38 Pool # 986805	304,287	330,485
5.5%, 7/1/38 Pool # 986973	549,868	601,985
5%, 8/1/38 Pool # 988934	$ 704,968	$ 761,916
6.5%, 8/1/38 Pool # 987711	646,506	715,967
		19,231,401
Freddie Mac - 1.4%
5%, 5/1/18 Pool # E96322	183,744	198,068
8%, 6/1/30 Pool # C01005	3,287	3,896
7%, 3/1/31 Pool # C48133	7,896	9,113
6.5%, 1/1/32 Pool # C62333	55,087	62,301
5%, 7/1/33 Pool # A11325	1,051,282	1,131,340
6%, 10/1/34 Pool # A28439	97,228	107,241
6%, 10/1/34 Pool # A28598	55,166	60,848
5%, 4/1/35 Pool # A32315	118,089	128,935
5%, 4/1/35 Pool # A32316	113,438	124,097
5.5%, 11/1/37 Pool # A68787	876,304	964,636
		2,790,475
Ginnie Mae - 0.0%
8%, 10/20/15 Pool # 2995	10,914	11,904
6.5%, 2/20/29 Pool # 2714	31,137	35,506
6.5%, 4/20/31 Pool # 3068	16,189	18,461
		65,871
Total Mortgage Backed Securities ( Cost $20,170,638 )		22,087,747
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 61.3%
Fannie Mae - 0.6%
4.625%, 10/15/14	1,095,000	1,222,220
Federal Farm Credit Bank - 0.3%
5.875%, 10/3/16	500,000	605,329
Freddie Mac - 1.6%
4.875%, 11/15/13	2,500,000	2,727,242
4.500%, 1/15/14	400,000	435,038
		3,162,280
U.S. Treasury Bonds - 5.8%
6.625%, 2/15/27	2,905,000	4,314,831
4.500%, 5/15/38	5,500,000	6,849,216
		11,164,047
U.S. Treasury Notes - 53.0%
1.750%, 11/15/11	5,000,000	5,002,930
1.125%, 12/15/11	4,000,000	4,005,156
1.375%, 2/15/12	4,975,000	4,993,850
4.500%, 3/31/12	1,200,000	1,221,890
1.375%, 5/15/12	688,000	692,703
3.125%, 8/31/13	7,425,000	7,813,075
4.000%, 2/15/14	8,850,000	9,591,878
4.250%, 8/15/14	8,360,000	9,254,127
2.375%, 9/30/14	2,000,000	2,113,594

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.250%, 1/31/15	$9,000,000	$ 9,510,471
2.500%, 3/31/15	265,000	282,742
4.250%, 8/15/15	5,500,000	6,242,071
2.750%, 11/30/16	5,000,000	5,423,440
3.125%, 1/31/17	3,800,000	4,193,954
2.375%, 7/31/17	2,200,000	2,337,500
4.250%, 11/15/17	4,300,000	5,035,033
2.750%, 2/15/19	7,700,000	8,270,886
3.625%, 8/15/19	2,750,000	3,122,108
3.375%, 11/15/19	5,000,000	5,585,545
2.625%, 11/15/20	8,100,000	8,496,771
		103,189,724
Total U.S. Government and Agency Obligations ( Cost $110,277,075 )		119,343,600
	Shares
INVESTMENT COMPANY - 6.1%
State Street Institutional U.S. Government Money Market Fund	11,806,527	11,806,527
Total Investment Company ( Cost $11,806,527 )		11,806,527
TOTAL INVESTMENTS - 98.1% ( Cost $175,925,176** )		190,889,753
NET OTHER ASSETS AND LIABILITIES - 1.9%		3,688,145
TOTAL NET ASSETS - 100.0%		$194,577,898

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $175,931,238.
(A)	Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2011.
(C)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(D)	Illiquid security. (See Note 2.)
(E)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.9% of total net assets.
(F)	In default. Issuer is bankrupt.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 93.4%
Consumer Discretionary - 30.0%
Auto Components - 1.5%
American Axle & Manufacturing Inc., 7.875%, 3/1/17	$ 750,000	$ 759,375
Lear Corp., 8.125%, 3/15/20	500,000	547,500
Tenneco Inc., 8.125%, 11/15/15	350,000	362,250
		1,669,125
Automobiles - 1.2%
Cooper Standard Automotive Inc., 8.5%, 5/1/18	750,000	795,937
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	500,000	532,788
		1,328,725
Consumer Finance - 0.2%
Ally Financial Inc., 7.5%, 9/15/20	200,000	202,000
Diversified Consumer Services - 0.2%
Education Management LLC / Education Management Finance Corp., 8.75%, 6/1/14	250,000	247,500
Hotels, Restaurants & Leisure - 3.4%
Boyd Gaming Corp., 7.125%, 2/1/16	300,000	268,500
Felcor Lodging L.P. (A), 6.75%, 6/1/19	750,000	691,875
Isle of Capri Casinos Inc., 7%, 3/1/14	1,000,000	960,000
Pinnacle Entertainment Inc., 8.625%, 8/1/17	800,000	854,000
Pinnacle Entertainment Inc., 8.75%, 5/15/20	200,000	202,000
Scientific Games International Inc. (A), 7.875%, 6/15/16	500,000	508,750
Scientific Games International Inc., 9.25%, 6/15/19	250,000	263,125
		3,748,250
Household Durables - 2.1%
Griffon Corp., 7.125%, 4/1/18	1,000,000	952,500
Jarden Corp., 8%, 5/1/16	500,000	544,375
Jarden Corp., 7.5%, 5/1/17	250,000	267,500
Spectrum Brands Holdings Inc., 9.5%, 6/15/18	500,000	555,000
		2,319,375
Internet & Catalog Retail - 0.8%
QVC Inc. (A), 7.5%, 10/1/19	750,000	815,625
Media - 15.7%
Allbritton Communications Co., 8%, 5/15/18	500,000	502,500
AMC Networks Inc. (A), 7.75%, 7/15/21	300,000	325,500
Belo Corp., 8%, 11/15/16	500,000	540,000
Cablevision Systems Corp., 7.75%, 4/15/18	250,000	261,250
Cablevision Systems Corp., 8%, 4/15/20	250,000	263,750
CCO Holdings LLC / CCO Holdings Capital Corp., 8.125%, 4/30/20	1,000,000	1,082,500
CCO Holdings LLC / CCO Holdings Capital Corp., 6.5%, 4/30/21	750,000	750,000
Cequel Communications Holdings I LLC and Cequel Capital Corp. (A), 8.625%, 11/15/17	1,150,000	1,201,750
CSC Holdings LLC, 6.75%, 11/15/21	$ 500,000	$ 500,000
Cumulus Media Inc. (A), 7.75%, 5/1/19	650,000	598,000
DISH DBS Corp., 7.875%, 9/1/19	500,000	548,750
DISH DBS Corp., 6.75%, 6/1/21	1,125,000	1,161,562
EH Holding Corp. (A), 6.5%, 6/15/19	250,000	255,625
EH Holding Corp. (A), 7.625%, 6/15/21	750,000	776,250
Gannett Co. Inc., 7.125%, 9/1/18	1,000,000	962,500
Gray Television Inc., 10.5%, 6/29/15	700,000	661,500
Inmarsat Finance PLC (A) (B), 7.375%, 12/1/17	300,000	321,000
Intelsat Jackson Holdings S.A. (B), 11.25%, 6/15/16	300,000	316,500
Intelsat Luxembourg S.A. (B), 11.25%, 2/4/17	425,000	421,813
Intelsat Luxembourg S.A., PIK (A) (B), 11.5%, 2/4/17	375,000	375,000
Interpublic Group of Cos. Inc./The, 10%, 7/15/17	100,000	114,500
Lamar Media Corp., 6.625%, 8/15/15	250,000	251,250
Lamar Media Corp., Series C, 6.625%, 8/15/15	500,000	502,500
LIN Television Corp., 6.5%, 5/15/13	500,000	500,000
Mediacom Broadband LLC / Mediacom Broadband Corp., 8.5%, 10/15/15	500,000	515,000
Mediacom LLC / Mediacom Capital Corp., 9.125%, 8/15/19	450,000	473,625
Nielsen Finance LLC / Nielsen Finance Co., 11.625%, 2/1/14	130,000	149,500
Nielsen Finance LLC / Nielsen Finance Co., 7.75%, 10/15/18	1,000,000	1,102,500
Quebecor Media Inc. (B), 7.75%, 3/15/16	250,000	258,125
Viasat Inc., 8.875%, 9/15/16	500,000	515,000
Videotron Ltee (B), 6.875%, 1/15/14	456,000	459,420
XM Satellite Radio Inc. (A), 7.625%, 11/1/18	500,000	538,750
		17,205,920
Specialty Retail - 4.0%
Ltd. Brands Inc., 6.9%, 7/15/17	250,000	266,875
Ltd. Brands Inc., 8.5%, 6/15/19	300,000	349,500
Michaels Stores Inc., 11.375%, 11/1/16	750,000	781,882
Pantry Inc./The, 7.75%, 2/15/14	500,000	498,750
Penske Automotive Group Inc., 7.75%, 12/15/16	1,080,000	1,107,000
Sally Holdings LLC / Sally Capital Inc., 9.25%, 11/15/14	900,000	923,625
Yankee Acquisition Corp., Series B, 8.5%, 2/15/15	500,000	510,000
		4,437,632
Textiles, Apparel & Luxury Goods - 0.9%
Hanesbrands Inc., 6.375%, 12/15/20	250,000	252,500
Iconix Brand Group Inc. (C), 1.875%, 6/30/12	550,000	546,563
Iconix Brand Group Inc. (A), 2.5%, 6/1/16	150,000	143,250
		942,313

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Consumer Staples - 5.7%
ACCO Brands Corp., 10.625%, 3/15/15	$ 250,000	$ 275,625
ACCO Brands Corp., 7.625%, 8/15/15	500,000	496,250
Blue Merger Sub Inc. (A), 7.625%, 2/15/19	800,000	760,000
Central Garden and Pet Co., 8.25%, 3/1/18	350,000	349,125
Constellation Brands Inc., 7.25%, 5/15/17	400,000	440,000
Dole Food Co. Inc. (A), 8%, 10/1/16	200,000	211,000
Ingles Markets Inc., 8.875%, 5/15/17	850,000	911,625
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 9.25%, 4/1/15	900,000	931,500
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 8.25%, 9/1/17	500,000	507,500
Sealy Mattress Co., 8.25%, 6/15/14	250,000	249,375
Stater Brothers Holdings, 7.75%, 4/15/15	250,000	258,125
SUPERVALU Inc., 8%, 5/1/16	350,000	367,500
Tops Markets LLC, 10.125%, 10/15/15	500,000	510,000
		6,267,625
Energy - 9.4%
AmeriGas Partners L.P. / AmeriGas Finance Corp., 6.25%, 8/20/19	500,000	495,000
Bill Barrett Corp., 7.625%, 10/1/19	500,000	528,750
Chaparral Energy Inc., 8.875%, 2/1/17	500,000	515,000
Chaparral Energy Inc., 8.25%, 9/1/21	500,000	508,750
Complete Production Services Inc., 8%, 12/15/16	750,000	780,000
Continental Resources Inc., 8.25%, 10/1/19	250,000	276,250
Ferrellgas L.P. / Ferrellgas Finance Corp., 9.125%, 10/1/17	500,000	530,000
Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	325,000	319,312
Frac Tech Services LLC / Frac Tech Finance Inc. (A), 7.125%, 11/15/18	500,000	522,500
Helix Energy Solutions Group Inc. (A), 9.5%, 1/15/16	250,000	262,500
Helix Energy Solutions Group Inc. (C), 3.25%, 12/15/25	750,000	733,125
Inergy L.P. / Inergy Finance Corp., 7%, 10/1/18	250,000	251,250
Inergy L.P. / Inergy Finance Corp., 6.875%, 8/1/21	500,000	488,750
Linn Energy LLC / Linn Energy Finance Corp. (A), 6.5%, 5/15/19	750,000	753,750
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.75%, 11/1/20	500,000	525,000
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.25%, 6/15/22	500,000	512,500
Precision Drilling Corp. (A) (B), 6.5%, 12/15/21	750,000	791,250
Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.875%, 12/1/18	500,000	527,500
Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.5%, 7/15/21	$ 750,000	$ 780,000
Unit Corp., 6.625%, 5/15/21	250,000	241,955
		10,343,142
Financials - 3.1%
CIT Group Inc., 7%, 5/2/16	650,000	648,375
CIT Group Inc., 7%, 5/2/17	750,000	748,125
MPT Operating Partnership L.P. / MPT Finance Corp. (A), 6.875%, 5/1/21	500,000	497,500
Nuveen Investments Inc., 10.5%, 11/15/15	975,000	975,000
Trans Union LLC / TransUnion Financing Corp., 11.375%, 6/15/18	500,000	556,250
		3,425,250
Health Care - 8.5%
AMGH Merger Sub Inc. (A), 9.25%, 11/1/18	500,000	520,000
Biomet Inc., 10%, 10/15/17	500,000	540,000
Biomet Inc., 11.625%, 10/15/17	1,000,000	1,090,000
DaVita Inc., 6.375%, 11/1/18	500,000	505,000
DaVita Inc., 6.625%, 11/1/20	250,000	251,875
Endo Pharmaceuticals Holdings Inc. (A), 7%, 12/15/20	800,000	856,000
Endo Pharmaceuticals Holdings Inc. (A), 7.25%, 1/15/22	750,000	808,125
HCA Inc., 6.5%, 2/15/20	500,000	523,750
HCA Inc., 7.5%, 2/15/22	650,000	663,000
Hologic Inc. (C) (D), 2%, 12/15/37	275,000	258,844
MedAssets Inc. (A), 8%, 11/15/18	500,000	490,000
Multiplan Inc. (A), 9.875%, 9/1/18	250,000	257,500
Mylan Inc/PA (A), 6%, 11/15/18	250,000	262,500
Tenet Healthcare Corp., 8%, 8/1/20	1,000,000	1,032,500
Valeant Pharmaceuticals International (A), 6.75%, 10/1/17	1,000,000	1,000,000
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II Inc., 7.75%, 2/1/19	300,000	297,000
		9,356,094
Industrials - 13.4%
Affinion Group Inc. (E), 11.5%, 10/15/15	750,000	671,250
ARAMARK Corp., 8.5%, 2/1/15	1,300,000	1,348,750
Avis Budget Car Rental LLC / Avis Budget Finance Inc., 9.625%, 3/15/18	250,000	261,250
Avis Budget Car Rental LLC / Avis Budget Finance Inc., 8.25%, 1/15/19	500,000	498,750
Bristow Group Inc., 7.5%, 9/15/17	250,000	260,000
FTI Consulting Inc., 7.75%, 10/1/16	350,000	364,875
Geo Group Inc/The, 7.75%, 10/15/17	1,000,000	1,050,000
Gulfmark Offshore Inc. (E), 7.75%, 7/15/14	200,000	196,500
Hertz Corp./The, 8.875%, 1/1/14	23,000	23,230
Hertz Corp./The, 6.75%, 4/15/19	250,000	255,000

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Industrials (continued)
Hornbeck Offshore Services Inc., Series B, 6.125%, 12/1/14	$ 500,000	$ 503,750
Huntington Ingalls Industries Inc. (A), 6.875%, 3/15/18	500,000	503,750
Huntington Ingalls Industries Inc. (A), 7.125%, 3/15/21	100,000	101,250
Iron Mountain Inc., 6.625%, 1/1/16	500,000	500,000
Mac-Gray Corp., 7.625%, 8/15/15	233,000	237,660
Moog Inc., 7.25%, 6/15/18	500,000	520,000
Pinafore LLC / Pinafore Inc. (A), 9.25%, 10/1/18	450,000	490,500
RBS Global Inc. / Rexnord LLC, 8.5%, 5/1/18	300,000	307,500
RR Donnelley & Sons Co., 7.25%, 5/15/18	1,200,000	1,170,000
RSC Equipment Rental Inc. / RSC Holdings III LLC, 9.5%, 12/1/14	811,000	829,247
RSC Equipment Rental Inc. / RSC Holdings III LLC, 8.25%, 2/1/21	150,000	152,250
ServiceMaster Co./The, PIK (A), 10.75%, 7/15/15	750,000	767,813
Terex Corp., 8%, 11/15/17	550,000	540,375
Trinity Industries Inc. (C), 3.875%, 6/1/36	850,000	811,750
United Rentals North America Inc., 10.875%, 6/15/16	250,000	282,500
United Rentals North America Inc., 9.25%, 12/15/19	500,000	562,500
United Rentals North America Inc., 8.375%, 9/15/20	400,000	415,000
West Corp./Old, 11%, 10/15/16	1,000,000	1,060,000
		14,685,450
Information Technology - 4.0%
Advanced Micro Devices Inc. (C), 6%, 5/1/15	77,000	75,460
Advanced Micro Devices Inc., 8.125%, 12/15/17	550,000	566,500
General Cable Corp. (C), 0.875%, 11/15/13	325,000	307,532
Level 3 Financing Inc., 9.25%, 11/1/14	500,000	510,625
Linear Technology Corp., Series A (C), 3%, 5/1/27	225,000	235,406
SanDisk Corp. (C), 1%, 5/15/13	150,000	147,750
Sensata Technologies BV (A) (B), 6.5%, 5/15/19	200,000	200,000
SunGard Data Systems Inc., 10.25%, 8/15/15	800,000	830,000
SunGard Data Systems Inc., 7.375%, 11/15/18	500,000	511,250
Syniverse Holdings Inc., 9.125%, 1/15/19	1,000,000	1,040,000
		4,424,523
Materials - 9.4%
Alpha Natural Resources Inc., 6.25%, 6/1/21	1,250,000	1,234,375
Arch Coal Inc., 7.25%, 10/1/20	1,000,000	1,037,500
Arch Western Finance LLC, 6.75%, 7/1/13	$ 213,000	$ 215,130
Calcipar S.A. (A) (B), 6.875%, 5/1/18	500,000	465,000
Crown Americas LLC / Crown Americas Capital Corp. II, 7.625%, 5/15/17	1,000,000	1,085,000
Ferro Corp., 7.875%, 8/15/18	500,000	505,000
FMG Resources August 2006 Pty Ltd. (A) (B), 7%, 11/1/15	1,000,000	1,000,000
Graham Packaging Co. L.P. / GPC Capital Corp. I, 9.875%, 10/15/14	250,000	253,438
Graphic Packaging International Inc., 9.5%, 6/15/17	500,000	546,250
Greif Inc., 6.75%, 2/1/17	250,000	262,500
Huntsman International LLC, 5.5%, 6/30/16	500,000	495,000
JMC Steel Group (A), 8.25%, 3/15/18	1,000,000	990,000
Lyondell Chemical Co., 8%, 11/1/17	403,000	453,375
Reynolds Group Holdings Ltd. (A), 8.25%, 2/15/21	500,000	458,750
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC (A), 8.75%, 5/15/18	250,000	241,875
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC (A), 9%, 4/15/19	250,000	241,250
Rock-Tenn Co., 9.25%, 3/15/16	250,000	265,625
Sealed Air Corp. (A), 8.375%, 9/15/21	250,000	270,625
Steel Dynamics Inc., 7.375%, 11/1/12	350,000	362,687
		10,383,380
Telecommunication Services - 7.1%
CommScope Inc. (A), 8.25%, 1/15/19	500,000	492,500
Crown Castle International Corp., 7.125%, 11/1/19	150,000	162,375
Equinix Inc., 7%, 7/15/21	500,000	532,500
Frontier Communications Corp., 8.25%, 5/1/14	375,000	400,313
Frontier Communications Corp., 8.5%, 4/15/20	1,000,000	1,065,000
Nextel Communications Inc., Series D, 7.375%, 8/1/15	500,000	477,500
Nextel Communications Inc., Series E, 6.875%, 10/31/13	500,000	493,750
PAETEC Holding Corp., 8.875%, 6/30/17	500,000	540,000
Qwest Communications International Inc., 7.5%, 2/15/14	385,000	388,850
Qwest Communications International Inc., 7.125%, 4/1/18	500,000	511,250
Qwest Communications International Inc., Series B, 7.5%, 2/15/14	350,000	353,500
tw telecom holdings, Inc., 8%, 3/1/18	500,000	530,000
Windstream Corp., 7.875%, 11/1/17	1,000,000	1,080,000
Windstream Corp., 7%, 3/15/19	250,000	250,625
Windstream Corp., 7.75%, 10/15/20	500,000	522,500
		7,800,663

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Utilities - 2.8%
AES Corp./The, 8%, 10/15/17	$ 250,000	$ 274,375
AES Corp./The, 8%, 6/1/20	250,000	276,250
Calpine Corp. (A), 7.25%, 10/15/17	500,000	520,000
Calpine Corp. (A), 7.5%, 2/15/21	500,000	525,000
GenOn Energy Inc., 7.875%, 6/15/17	250,000	253,750
Mirant Americas Generation LLC, 8.5%, 10/1/21	500,000	490,000
NRG Energy Inc., 8.25%, 9/1/20	725,000	750,375
		3,089,750
Total Corporate Notes and Bonds ( Cost $98,672,982 )		102,692,342
	Shares
PREFERRED STOCK - 0.7%
Information Technology - 0.7%
Lucent Technologies Capital Trust I	900	782,775
Total Preferred Stocks ( Cost $873,407 )		782,775
INVESTMENT COMPANIY- 5.5%
State Street Institutional U.S. Government Money Market Fund	6,006,384	6,006,384
Total Investment Company ( Cost $6,006,384 )		6,006,384
TOTAL INVESTMENTS - 99.6% ( Cost $105,552,773** )		109,481,501
NET OTHER ASSETS AND LIABILITIES - 0.4%		412,684
TOTAL NET ASSETS - 100.0%		$109,894,185

**	Aggregate cost for Federal tax purposes was $105,718,138.
(A)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 4.2% of total net assets.
(C)	Convertible.
(D)	Floating rate or variable rate note. Rate shown is as of October 31, 2011.
(E)	Illiquid security. (See Note 2.)
PIK	Payment in Kind.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Diversified Income Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS - 52.2%
Consumer Discretionary - 3.5%
McDonald’s Corp.	8,000	$ 742,800
Omnicom Group Inc.	16,000	711,680
Target Corp.	15,000	821,250
Time Warner Inc.	23,000	804,770
		3,080,500
Consumer Staples - 7.5%
Altria Group Inc.	19,500	537,225
Coca-Cola Co./The	10,500	717,360
Diageo PLC, ADR	6,800	563,584
Kraft Foods Inc., Class A	27,551	969,244
PepsiCo Inc.	20,500	1,290,475
Philip Morris International Inc.	7,000	489,090
Procter & Gamble Co./The	16,500	1,055,835
Sysco Corp.	18,500	512,820
Wal-Mart Stores Inc.	9,000	510,480
		6,646,113
Energy - 6.2%
Chevron Corp.	23,500	2,468,675
ConocoPhillips	29,000	2,019,850
Ensco PLC, ADR	21,000	1,042,860
		5,531,385
Financials - 8.6%
Axis Capital Holdings Ltd.	25,500	799,425
Bank of New York Mellon Corp./The	25,500	542,640
BlackRock Inc.	4,500	710,055
M&T Bank Corp.	8,000	608,880
Northern Trust Corp.	12,500	505,875
PartnerRe Ltd.	12,500	777,750
Travelers Cos. Inc./The	29,000	1,692,150
US Bancorp	41,000	1,049,190
Wells Fargo & Co.	38,000	984,580
		7,670,545
Health Care - 7.7%
Johnson & Johnson	25,700	1,654,823
Medtronic Inc.	29,000	1,007,460
Merck & Co. Inc.	50,000	1,725,000
Novartis AG, ADR	8,500	479,995
Pfizer Inc.	102,062	1,965,714
		6,832,992
Industrials - 6.5%
3M Co.	15,000	1,185,300
Boeing Co./The	9,500	625,005
Emerson Electric Co.	11,000	529,320
Illinois Tool Works Inc.	16,500	802,395
Lockheed Martin Corp.	10,200	774,180
Norfolk Southern Corp.	8,200	606,718
United Parcel Service Inc., Class B	11,000	$ 772,640
Waste Management Inc.	14,500	477,485
		5,773,043
Information Technology - 6.8%
Broadridge Financial Solutions Inc.	31,500	700,875
Intel Corp.	73,600	1,806,144
International Business Machines Corp.	2,800	516,964
Linear Technology Corp.	20,000	646,200
Microsoft Corp.	60,500	1,611,115
Paychex Inc.	26,500	772,210
		6,053,508
Materials - 1.5%
Air Products & Chemicals Inc.	9,500	818,330
Nucor Corp.	14,000	528,920
		1,347,250
Telecommunication Service - 2.0%
AT&T Inc.	58,992	1,729,056
Utilities - 1.9%
Exelon Corp.	24,000	1,065,360
FirstEnergy Corp.	13,600	611,456
		1,676,816
Total Common Stocks ( Cost $42,094,125 )		46,341,208
	Par Value
ASSET BACKED SECURITIES - 0.6%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$ 98,971	100,329
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	465,000	485,279
Total Asset Backed Securities ( Cost $566,670 )		585,608
CORPORATE NOTES AND BONDS - 17.2%
Consumer Discretionary - 2.2%
American Association of Retired Persons (B) (C), 7.5%, 5/1/31	750,000	1,036,258
DR Horton Inc., 5.25%, 2/15/15	130,000	129,350
ERAC USA Finance LLC (B) (C), 6.7%, 6/1/34	325,000	360,184
Royal Caribbean Cruises Ltd. (D), 7.25%, 6/15/16	400,000	424,000
		1,949,792
Consumer Staples - 1.0%
Kraft Foods Inc., 6.5%, 11/1/31	475,000	591,379
WM Wrigley Jr. Co. (B) (C), 3.05%, 6/28/13	280,000	285,589
		876,968
Energy - 0.7%
Hess Corp., 7.875%, 10/1/29	150,000	204,088
Transocean Inc. (D), 7.5%, 4/15/31	400,000	438,123
		642,211

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Diversified Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Financials - 3.0%
HCP Inc., 6.7%, 1/30/18	$ 335,000	$ 362,847
Lehman Brothers Holdings Inc. (E) *, 5.75%, 1/3/17	410,000	41
National Rural Utilities Cooperative Finance Corp., Series C, 7.25%, 3/1/12	400,000	408,744
Nationwide Health Properties Inc., Series D, 8.25%, 7/1/12	600,000	617,105
Simon Property Group L.P., 5.875%, 3/1/17	140,000	158,497
Swiss Re Solutions Holding Corp., 7%, 2/15/26	210,000	228,978
US Bank NA, 6.3%, 2/4/14	500,000	551,931
Wells Fargo & Co., 5.25%, 10/23/12	330,000	342,824
		2,670,967
Health Care - 2.6%
Amgen Inc., 5.85%, 6/1/17	1,050,000	1,252,550
Eli Lilly & Co., 6.57%, 1/1/16	300,000	354,336
Genentech Inc., 5.25%, 7/15/35	195,000	221,376
Merck & Co. Inc., 5.75%, 11/15/36	220,000	271,288
Wyeth, 6.5%, 2/1/34	150,000	198,473
		2,298,023
Industrials - 1.4%
Boeing Co./The, 8.625%, 11/15/31	150,000	227,478
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	175,000	231,873
Norfolk Southern Corp., 5.59%, 5/17/25	239,000	276,388
Norfolk Southern Corp., 7.05%, 5/1/37	260,000	349,228
Waste Management Inc., 7.125%, 12/15/17	150,000	180,524
		1,265,491
Information Technology - 0.3%
Cisco Systems Inc., 5.5%, 2/22/16	240,000	278,437
Materials - 0.2%
Westvaco Corp., 8.2%, 1/15/30	175,000	192,926
Telecommunication Services - 1.1%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	415,000	596,575
Rogers Communications Inc. (D), 6.25%, 6/15/13	315,000	339,162
		935,737
Utilities - 4.7%
Interstate Power & Light Co., 6.25%, 7/15/39	175,000	220,560
MidAmerican Energy Co., 5.65%, 7/15/12	1,000,000	1,034,047
Nevada Power Co., Series R, 6.75%, 7/1/37	400,000	532,335
Sierra Pacific Power Co., Series M, 6%, 5/15/16	126,000	146,668
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	500,000	555,598
Westar Energy Inc., 6%, 7/1/14	600,000	660,775
Wisconsin Electric Power Co., 6.5%, 6/1/28	$ 750,000	$ 993,943
		4,143,926
Total Corporate Notes and Bonds ( Cost $13,861,899 )		15,254,478
MORTGAGE BACKED SECURITIES - 9.7%
Fannie Mae - 8.3%
4%, 4/1/15 Pool # 255719	85,364	87,766
5.5%, 4/1/16 Pool # 745444	120,004	128,576
6%, 5/1/16 Pool # 582558	21,021	22,822
5%, 12/1/17 Pool # 672243	271,379	293,197
5%, 5/1/20 Pool # 813965	257,508	279,176
4.5%, 9/1/20 Pool # 835465	345,640	370,450
6%, 5/1/21 Pool # 253847	42,752	46,894
7%, 12/1/29 Pool # 762813	15,125	17,255
7%, 11/1/31 Pool # 607515	25,466	29,351
7%, 5/1/32 Pool # 644591	23,211	26,752
5.5%, 10/1/33 Pool # 254904	290,029	316,584
5%, 5/1/34 Pool # 782214	14,152	15,269
5%, 6/1/34 Pool # 255230	254,289	274,354
7%, 7/1/34 Pool # 792636	10,611	12,286
5.5%, 8/1/34 Pool # 793647	89,206	98,183
5.5%, 3/1/35 Pool # 810075	180,958	197,471
5.5%, 3/1/35 Pool # 815976	437,783	477,805
5%, 8/1/35 Pool # 829670	250,354	269,952
5%, 9/1/35 Pool # 820347	253,569	278,411
5%, 9/1/35 Pool # 835699	236,545	259,719
5%, 10/1/35 Pool # 797669	427,205	467,857
5%, 11/1/35 Pool # 844504	313,775	343,633
5%, 11/1/35 Pool # 844809	220,943	238,239
5%, 12/1/35 Pool # 850561	217,863	234,918
5.5%, 2/1/36 Pool # 851330	104,125	113,642
5.5%, 9/1/36 Pool # 831820	459,457	510,787
6%, 9/1/36 Pool # 831741	161,872	178,059
5.5%, 10/1/36 Pool # 896340	67,257	73,394
5.5%, 10/1/36 Pool # 901723	291,859	317,442
5.5%, 12/1/36 Pool # 902853	375,826	411,823
5.5%, 12/1/36 Pool # 903059	354,820	392,243
5.5%, 12/1/36 Pool # 907512	248,835	271,424
5.5%, 12/1/36 Pool # 907635	323,707	354,661
		7,410,395
Freddie Mac - 1.3%
8%, 6/1/30 Pool # C01005	6,081	7,207
6.5%, 1/1/32 Pool # C62333	82,630	93,451
5%, 7/1/33 Pool # A11325	750,916	808,100
6%, 10/1/34 Pool # A28439	57,143	63,028
6%, 10/1/34 Pool # A28598	32,422	35,762
5%, 4/1/35 Pool # A32315	77,939	85,097
5%, 4/1/35 Pool # A32316	64,210	70,243
		1,162,888

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Diversified Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES (continued)
Ginnie Mae - 0.1%
8%, 10/20/15 Pool # 2995	$ 7,139	$ 7,786
6.5%, 2/20/29 Pool # 2714	43,591	49,708
6.5%, 4/20/31 Pool # 3068	26,981	30,768
		88,262
Total Mortgage Backed Securities ( Cost $7,923,839 )		8,661,545
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.0%
U.S. Treasury Bond - 1.4%
6.625%, 2/15/27	860,000	1,277,368
U.S. Treasury Notes - 12.6%
4.625%, 12/31/11	1,100,000	1,108,164
1.375%, 5/15/12	375,000	377,564
3.125%, 8/31/13	290,000	305,157
4.000%, 2/15/14	1,150,000	1,246,402
4.250%, 8/15/14	1,575,000	1,743,451
4.250%, 11/15/14	2,000,000	2,228,750
2.500%, 3/31/15	190,000	202,721
4.250%, 8/15/15	60,000	68,095
3.125%, 1/31/17	1,400,000	1,545,141
2.375%, 7/31/17	200,000	212,500
4.250%, 11/15/17	1,100,000	1,288,032
2.625%, 11/15/20	800,000	839,187
		11,165,164
Total U.S. Government and Agency Obligations ( Cost $11,734,043 )		12,442,532
	Shares
INVESTMENT COMPANY - 5.8%
State Street Institutional U.S. Government Money Market Fund	5,118,672	5,118,672
Total Investment Company ( Cost $5,118,672 )		5,118,672
TOTAL INVESTMENTS - 99.5% ( Cost $81,299,248** )		88,404,043
NET OTHER ASSETS AND LIABILITIES - 0.5%		415,375
TOTAL NET ASSETS - 100.0%		$88,819,418

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $81,489,322.
(A)	Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
(B)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(C)	Illiquid security. (See Note 2.)
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.4% of total net assets.
(E)	In default. Issuer is bankrupt.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Equity Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCK - 72.5%***
Consumer Discretionary - 6.9%
American Eagle Outfitters Inc.	60,000	$ 787,800
Best Buy Co. Inc.	30,000	786,900
Kohl’s Corp.	30,000	1,590,300
Staples Inc.	100,000	1,496,000
		4,661,000
Energy - 16.7%
Apache Corp.	15,000	1,494,450
Canadian Natural Resources Ltd.	40,000	1,414,000
Noble Corp.*	45,000	1,617,300
Occidental Petroleum Corp.	20,000	1,858,800
Petroleo Brasileiro S.A., ADR	50,000	1,350,500
Schlumberger Ltd.	33,000	2,424,510
Southwestern Energy Co.*	26,000	1,093,040
		11,252,600
Financials - 14.5%
Bank of New York Mellon Corp./The	65,000	1,383,200
Franklin Resources Inc.	15,000	1,599,450
Morgan Stanley	92,000	1,622,880
State Street Corp.	55,000	2,221,450
T Rowe Price Group Inc.	27,000	1,426,680
Wells Fargo & Co.	60,000	1,554,600
		9,808,260
Health Care - 12.9%
Community Health Systems Inc.*	60,000	1,048,800
Gilead Sciences Inc.*	40,000	1,666,400
Mylan Inc./PA*	80,000	1,565,600
Pfizer Inc.	15,000	288,900
St Jude Medical Inc.	30,000	1,170,000
Stryker Corp.	31,000	1,485,210
Teva Pharmaceutical Industries Ltd., ADR	36,000	1,470,600
		8,695,510
Industrials - 4.3%
Expeditors International of Washington Inc.	30,000	1,368,000
Jacobs Engineering Group Inc.*	40,000	1,552,000
		2,920,000
Information Technology - 14.5%
Adobe Systems Inc.*	60,000	$ 1,764,600
Brocade Communications Systems Inc.*	130,003	569,413
Cisco Systems Inc.	55,000	1,019,150
eBay Inc.*	51,000	1,623,330
EMC Corp./Massachusetts*	75,000	1,838,250
Microsoft Corp.	20,000	532,600
QUALCOMM Inc.	37,000	1,909,200
Yahoo! Inc.*	35,000	547,400
		9,803,943
Materials - 2.7%
Freeport-McMoRan Copper & Gold Inc.	45,000	1,811,700
Total Common Stock (Cost $51,072,916)		48,953,013
INVESTMENT COMPANIES - 2.6%
Powershares QQQ Trust Series 1	30,000	1,738,200
Total Investment Companies (Cost $1,666,299)		1,738,200
Repurchase Agreement - 27.8%
With U.S. Bank National Association issued 10/31/11 at 0.01%, due 11/1/11, collateralized by $19,117,248 in Fannie Mae Pool # 555745 due 09/01/18. Proceeds at maturity are $18,742,214 (Cost $18,742,208)		18,742,208
TOTAL INVESTMENTS - 102.9% (Cost $71,481,423**)		69,433,421
NET OTHER ASSETS AND LIABILITIES - 0.0%		23,117
TOTAL CALL OPTIONS WRITTEN - (2.9%)		(1,989,802)
TOTAL NET ASSETS - 100.0%		$ 67,466,736

*	Non-income producing.
**	Aggregate Cost for Federal Tax purposes was $71,481,423.
***	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
ADR	American Depository Receipt

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Equity Income Fund Portfolio of Investments

Call Options Written	Contracts (100 shares per contract)	Expiration Date	Exercise Price	Value (Note 2)
American Eagle Outfitters Inc.	600	February 2012	$ 13.00	$ 69,000
Apache Corp.	150	January 2012	100.00	108,375
Bank of New York Mellon Corp./The	300	March 2012	22.00	48,450
Best Buy Co. Inc.	300	March 2012	28.00	45,750
Canadian Natural Resources Ltd.	200	December 2011	35.00	48,000
Community Health Systems Inc.	300	March 2012	23.00	21,750
eBay Inc.	260	January 2012	33.00	45,110
EMC Corp./Massachusetts	750	January 2012	24.00	126,000
Franklin Resources Inc.	150	January 2012	100.00	172,500
Gilead Sciences Inc.	400	January 2012	42.00	76,800
Jacobs Engineering Group Inc.	250	January 2012	41.00	46,875
Kohl’s Corp.	120	April 2012	55.00	42,600
Microsoft Corp.	200	January 2012	27.50	14,500
Morgan Stanley	500	January 2012	17.50	99,000
Mylan Inc./PA	300	January 2012	21.00	27,450
Mylan Inc./PA	300	April 2012	22.00	34,350
Noble Corp.	142	January 2012	38.00	23,572
Noble Corp.	300	March 2012	38.00	72,600
Occidental Petroleum Corp.	100	January 2012	85.00	114,250
Occidental Petroleum Corp.	100	January 2012	87.50	96,750
Powershares QQQ Trust Series 1	300	December 2011	57.00	78,750
QUALCOMM Inc.	370	January 2012	52.50	102,120
Southwestern Energy Co.	160	January 2012	42.00	51,600
Southwestern Energy Co.	100	March 2012	44.00	32,750
Staples Inc.	500	March 2012	16.00	43,750
State Street Corp.	250	January 2012	38.00	111,250
State Street Corp.	300	February 2012	40.00	110,250
T Rowe Price Group Inc.	120	January 2012	55.00	32,700
Teva Pharmaceutical Industries Ltd.	200	January 2012	40.00	54,200
Wells Fargo & Co.	310	January 2012	27.00	38,750
Total Call Options Written (Premiums received $1,745,499)				$1,989,802

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS - 97.5%
Consumer Discretionary - 6.2%
Omnicom Group Inc.	48,278	$ 2,147,406
Target Corp.	44,000	2,409,000
Time Warner Inc.	69,480	2,431,105
TJX Cos. Inc.	28,495	1,679,210
		8,666,721
Consumer Staples - 11.3%
Diageo PLC, ADR	18,199	1,508,333
Kraft Foods Inc., Class A	78,500	2,761,630
PepsiCo Inc.	63,815	4,017,154
Philip Morris International Inc.	19,064	1,332,002
Procter & Gamble Co./The	51,885	3,320,121
Sysco Corp.	48,994	1,358,114
Wal-Mart Stores Inc.	26,000	1,474,720
		15,772,074
Energy - 14.3%
Apache Corp.	14,500	1,444,635
Canadian Natural Resources Ltd.	62,500	2,209,375
Chevron Corp.	41,042	4,311,462
ConocoPhillips	47,168	3,285,251
Ensco PLC, ADR	32,000	1,589,120
Noble Corp. *	76,990	2,767,021
Occidental Petroleum Corp.	47,029	4,370,875
		19,977,739
Financials - 22.0%
Arch Capital Group Ltd. *	70,037	2,519,231
Bank of New York Mellon Corp./The	149,052	3,171,826
Berkshire Hathaway Inc., Class B *	39,133	3,046,895
BlackRock Inc.	9,000	1,420,110
Brookfield Asset Management Inc., Class A	79,052	2,292,508
Franklin Resources Inc.	7,000	746,410
M&T Bank Corp.	20,000	1,522,200
Markel Corp. *	3,700	1,430,050
Travelers Cos. Inc./The	55,039	3,211,526
US Bancorp	198,642	5,083,249
Wells Fargo & Co.	180,058	4,665,303
WR Berkley Corp.	46,084	1,604,184
		30,713,492
Health Care - 14.3%
Johnson & Johnson	69,986	4,506,398
Medtronic Inc.	81,026	2,814,843
Merck & Co. Inc.	141,982	4,898,379
Novartis AG, ADR	24,191	1,366,066
Pfizer Inc.	335,723	6,466,025
		20,051,711
Industrials - 9.8%
3M Co.	43,043	$ 3,401,258
Boeing Co./The	23,000	1,513,170
Emerson Electric Co.	31,133	1,498,120
Illinois Tool Works Inc.	31,004	1,507,724
Lockheed Martin Corp.	25,543	1,938,714
Norfolk Southern Corp.	20,516	1,517,979
United Parcel Service Inc., Class B	33,009	2,318,552
		13,695,517
Information Technology - 10.8%
Broadridge Financial Solutions Inc.	73,000	1,624,250
Cisco Systems Inc. *	89,010	1,649,355
Intel Corp.	154,000	3,779,160
International Business Machines Corp.	8,057	1,487,564
Microsoft Corp.	146,220	3,893,839
Western Union Co./The	156,032	2,725,879
		15,160,047
Materials - 2.6%
Air Products & Chemicals Inc.	24,304	2,093,547
Nucor Corp.	40,008	1,511,502
		3,605,049
Telecommunication Service - 2.5%
AT&T Inc.	122,078	3,578,106
Utilities - 3.7%
Exelon Corp.	70,004	3,107,478
NextEra Energy Inc.	36,000	2,030,400
		5,137,878
Total Common Stocks ( Cost $124,858,787 )		136,358,334
INVESTMENT COMPANY - 2.5%
State Street Institutional U.S. Government Money Market Fund	3,455,499	3,455,499
Total Investment Company ( Cost $3,455,499 )		3,455,499
TOTAL INVESTMENTS - 100.0% ( Cost $128,314,286** )		139,813,833
NET OTHER ASSETS AND LIABILITIES - 0.0%		(286)
TOTAL NET ASSETS - 100.0%		$139,813,547

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $128,663,924.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS - 95.3%
Consumer Discretionary - 12.7%
Amazon.com Inc. *	12,475	$ 2,663,537
CarMax Inc. *	40,942	1,230,717
Comcast Corp., Class A	80,467	1,886,951
Ctrip.com International Ltd., ADR *	32,527	1,133,891
Netflix Inc. *	2,485	203,969
Omnicom Group Inc.	35,472	1,577,795
Panera Bread Co., Class A *	10,916	1,459,360
priceline.com Inc. *	2,110	1,071,289
Starbucks Corp.	35,950	1,522,123
Yum! Brands Inc.	39,947	2,139,961
		14,889,593
Consumer Staples - 6.2%
Costco Wholesale Corp.	24,200	2,014,650
Diageo PLC, ADR	17,887	1,482,474
Mead Johnson Nutrition Co.	3,755	269,797
PepsiCo Inc.	54,505	3,431,090
		7,198,011
Energy - 10.6%
Apache Corp.	11,497	1,145,446
Ensco PLC, ADR	34,823	1,729,310
Occidental Petroleum Corp.	30,990	2,880,211
Petroleo Brasileiro S.A., ADR	90,244	2,437,491
Schlumberger Ltd.	56,675	4,163,912
		12,356,370
Financials - 5.9%
Brookfield Asset Management Inc., Class A	77,361	2,243,469
IntercontinentalExchange Inc. *	22,393	2,908,403
T Rowe Price Group Inc.	33,459	1,767,973
		6,919,845
Health Care - 9.0%
Allergan Inc.	12,916	1,086,494
Allscripts Healthcare Solutions Inc. *	106,101	2,031,834
CareFusion Corp. *	23,442	600,115
Celgene Corp. *	62,672	4,063,026
Cerner Corp. *	43,415	2,753,813
		10,535,282
Industrials - 9.1%
Boeing Co./The	46,551	3,062,590
Emerson Electric Co.	38,526	1,853,871
Expeditors International of Washington Inc.	16,464	750,758
Roper Industries Inc.	29,608	2,401,209
Sensata Technologies Holding N.V. *	17,756	531,615
United Parcel Service Inc., Class B	28,652	2,012,517
		10,612,560
Information Technology - 37.6%
Communications Equipment - 5.3%
Acme Packet Inc. *	43,739	$ 1,583,789
QUALCOMM Inc.	62,084	3,203,535
Riverbed Technology Inc. *	52,519	1,448,474
		6,235,798
Computers & Peripherals - 11.2%
Apple Inc. *	17,948	7,264,992
EMC Corp. *	51,012	1,250,304
SanDisk Corp. *	88,887	4,503,904
		13,019,200
Electronic Equipment, Instruments & Components - 0.5%
FLIR Systems Inc. *	22,458	590,645
Internet Software & Services - 6.8%
Google Inc., Class A *	12,454	7,380,739
Renren Inc., ADR *	85,061	598,829
		7,979,568
IT Services - 8.7%
Accenture PLC, Class A	46,610	2,808,719
Sapient Corp. *	164,431	2,032,367
Visa Inc., Class A	56,619	5,280,288
		10,121,374
Semiconductors & Semiconductor Equipment - 2.1%
Cavium Inc. *	51,947	1,698,147
Cree Inc. *	27,078	721,358
		2,419,505
Software - 3.0%
Ariba Inc. *	8,768	277,770
MICROS Systems Inc. *	13,135	646,505
Oracle Corp.	70,995	2,326,506
Salesforce.com Inc. *	2,259	300,831
		3,551,612

Materials - 4.2%
Ecolab Inc.	42,670	2,297,353
International Flavors & Fragrances Inc.	28,583	1,730,986
Molycorp Inc. *	22,385	856,674
		4,885,013
Total Common Stocks ( Cost $98,509,764 )		111,314,376
See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note2)
INVESTMENT COMPANIES - 3.8%
State Street Institutional U.S. Government Money Market Fund	4,456,158	$ 4,456,158
Total Investment Companies ( Cost $4,456,158 )		4,456,158
TOTAL INVESTMENTS - 99.1% ( Cost $102,965,922** )		115,770,534
NET OTHER ASSETS AND LIABILITIES - 0.9%		1,000,004
TOTAL NET ASSETS - 100.0%		$116,770,538

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $103,742,254.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Mid Cap Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS - 94.9%
Consumer Discretionary - 19.3%
Bed Bath & Beyond Inc. *	46,413	$ 2,870,180
CarMax Inc. *	125,440	3,770,726
Discovery Communications Inc., Class C *	63,941	2,530,145
Liberty Global Inc., Series C *	59,068	2,266,439
Omnicom Group Inc.	68,627	3,052,529
Staples Inc.	175,461	2,624,897
TJX Cos. Inc.	72,974	4,300,358
		21,415,274
Consumer Staples - 3.9%
Brown-Forman Corp., Class B	28,061	2,096,998
McCormick & Co. Inc.	46,010	2,234,246
		4,331,244
Energy - 6.7%
Ensco PLC, ADR	35,904	1,782,993
EOG Resources Inc.	32,924	2,944,393
Noble Corp. *	75,622	2,717,855
		7,445,241
Financials - 25.9%
Capital Markets - 3.5%
Northern Trust Corp.	49,402	1,999,299
T Rowe Price Group Inc.	36,176	1,911,540
		3,910,839
Commercial Banks - 3.2%
Glacier Bancorp Inc.	132,252	1,501,060
M&T Bank Corp.	27,471	2,090,818
		3,591,878
Diversified Financial Services - 2.1%
Leucadia National Corp.	88,629	2,377,916
Insurance - 12.8%
Arch Capital Group Ltd. *	81,122	2,917,958
Brown & Brown Inc.	101,394	2,238,780
Markel Corp. *	12,612	4,874,538
WR Berkley Corp.	121,208	4,219,250
		14,250,526
Real Estate Management & Development - 4.3%
Brookfield Asset Management Inc., Class A	163,434	4,739,586
Health Care - 9.3%
DENTSPLY International Inc.	104,510	$ 3,862,690
Laboratory Corp. of America Holdings *	40,555	3,400,537
Techne Corp.	44,938	3,091,734
		10,354,961
Industrials - 13.5%
Copart Inc. *	79,601	3,466,623
IDEX Corp.	87,335	3,096,026
Jacobs Engineering Group Inc. *	81,642	3,167,710
Ritchie Bros Auctioneers Inc.	119,178	2,376,409
Wabtec Corp.	43,645	2,932,071
		15,038,839
Information Technology - 9.6%
Amphenol Corp., Class A	38,521	1,829,362
Broadridge Financial Solutions Inc.	145,135	3,229,254
FLIR Systems Inc. *	97,978	2,576,821
Western Union Co./The	172,795	3,018,729
		10,654,166
Materials - 6.7%
Ecolab Inc.	73,019	3,931,343
Valspar Corp.	102,068	3,559,111
		7,490,454
Total Common Stocks( Cost $96,890,318 )		105,600,924
INVESTMENT COMPANY - 5.4%
State Street Institutional U.S. Government Money Market Fund	5,993,941	5,993,941
Total Investment Company( Cost $5,993,941 )		5,993,941
TOTAL INVESTMENTS - 100.3% ( Cost $102,884,259** )		111,594,865
NET OTHER ASSETS AND LIABILITIES - (0.3%)		(291,804)
TOTAL NET ASSETS - 100.0%		$111,303,061

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $102,993,912.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Small Cap Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS - 96.8%
Consumer Discretionary - 16.2%
Arbitron Inc.	12,300	$ 488,679
Cato Corp./The, Class A	17,400	445,962
CEC Entertainment Inc. *	6,900	218,178
Choice Hotels International Inc.	6,300	225,477
Ascena Retail Group Inc. *	9,800	283,220
Fred’s Inc., Class A	20,000	243,800
Helen of Troy Ltd. *	12,000	347,160
Matthews International Corp., Class A	9,200	323,288
Skechers U.S.A. Inc., Class A *	9,700	138,322
Sonic Corp. *	22,800	168,948
Stage Stores Inc.	28,700	448,581
		3,331,615
Consumer Staples - 1.6%
Casey’s General Stores Inc.	6,600	327,030
Energy - 4.3%
Bristow Group Inc. *	4,700	233,966
Georesources Inc. *	6,700	177,818
Penn Virginia Corp.	13,600	82,824
Scorpio Tankers Inc. *	19,500	124,605
SEACOR Holdings Inc. *	3,000	255,450
		874,663
Financials - 23.7%
Alleghany Corp. *	584	185,315
AMERISAFE Inc. *	9,400	202,570
Ares Capital Corp.	23,300	360,451
Assured Guaranty Ltd.	12,500	159,250
Campus Crest Communities Inc., REIT	15,800	180,594
Delphi Financial Group Inc., Class A	15,900	421,032
DiamondRock Hospitality Co., REIT *	22,384	202,575
Education Realty Trust Inc., REIT	17,700	163,725
First Busey Corp.	33,330	169,983
First Midwest Bancorp Inc.	26,000	234,260
First Niagara Financial Group Inc.	19,280	177,183
Flushing Financial Corp.	12,700	155,702
Hancock Holding Co.	5,600	169,680
International Bancshares Corp.	19,720	357,327
Mack-Cali Realty Corp., REIT	4,000	112,240
MB Financial Inc.	11,900	197,183
Northwest Bancshares Inc.	29,000	361,630
Platinum Underwriters Holdings Ltd.	7,700	266,651
Primerica Inc.	13,200	298,716
Webster Financial Corp.	18,500	363,340
Westamerica Bancorporation	2,600	116,532
		4,855,939
Health Care - 8.3%
Amsurg Corp. *	13,100	$ 331,823
Charles River Laboratories International Inc. *	10,400	335,712
Corvel Corp. *	4,400	226,908
Haemonetics Corp. *	2,200	134,090
ICON PLC, ADR *	23,900	401,520
ICU Medical Inc. *	6,900	271,239
		1,701,292
Industrials - 23.8%
ACCO Brands Corp. *	29,400	201,978
Acuity Brands Inc.	3,500	162,050
Albany International Corp., Class A	15,400	347,886
Belden Inc.	16,722	539,786
Carlisle Cos. Inc.	15,200	634,144
ESCO Technologies Inc.	10,400	317,928
G&K Services Inc., Class A	7,500	227,700
GATX Corp.	9,200	349,416
Genesee & Wyoming Inc., Class A *	7,000	414,470
Kirby Corp. *	6,400	393,856
Mueller Industries Inc.	11,400	461,130
Standard Parking Corp. *	9,900	174,141
Sterling Construction Co. Inc. *	5,100	63,495
Unifirst Corp./MA	2,000	104,700
United Stationers Inc. *	15,200	483,512
		4,876,192
Information Technology - 8.1%
Coherent Inc. *	3,800	193,686
Diebold Inc.	9,600	309,888
MAXIMUS Inc.	11,000	443,740
MTS Systems Corp.	6,700	245,689
Websense Inc. *	12,800	228,352
Zebra Technologies Corp., Class A *	6,900	246,606
		1,667,961
Materials - 5.4%
Aptargroup Inc.	6,200	297,414
Deltic Timber Corp.	4,800	324,912
Koppers Holdings Inc.	5,800	191,922
Zep Inc.	20,100	306,324
		1,120,572
Utilities - 5.4%
Atmos Energy Corp.	7,000	240,240
New Jersey Resources Corp.	3,450	162,219
Unisource Energy Corp.	7,700	287,056
Westar Energy Inc.	9,100	248,066
WGL Holdings Inc.	3,900	166,959
		1,104,540
Total Common Stocks ( Cost $14,755,124 )		19,859,804

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Small Cap Fund Portfolio of Investments

	Shares	Value (Note2)
INVESTMENT COMPANY - 1.3%
State Street Institutional U.S. Government Money Market Fund	266,002	$ 266,002
Total Investment Company ( Cost $266,002 )		266,002
TOTAL INVESTMENTS - 98.1% ( Cost $15,021,126** )		20,125,806
NET OTHER ASSETS AND LIABILITIES - 1.9%		380,036
TOTAL NET ASSETS - 100.0%		$ 20,505,842

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $15,442,529.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

International Stock Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS - 97.5%
Australia - 4.3%
James Hardie Industries SE (A) *	131,280	$ 848,488
QBE Insurance Group Ltd. (A)	33,500	514,167
Telstra Corp. Ltd. (A)	485,400	1,578,731
		2,941,386
Belgium - 2.6%
Anheuser-Busch InBev N.V. (A)	32,833	1,822,872
Brazil - 3.3%
Banco do Brasil S.A.	59,759	901,510
Cielo S.A.	26,300	697,003
MRV Engenharia e Participacoes S.A.	92,900	654,740
		2,253,253
Canada - 1.7%
Potash Corp. of Saskatchewan Inc.	12,400	586,940
Rogers Communications Inc.	16,600	605,377
		1,192,317
China - 0.8%
Weichai Power Co. Ltd. (A)	114,100	572,961
Finland - 1.3%
Sampo OYJ (A)	32,100	880,658
France - 10.6%
AXA S.A. (A)	31,200	501,262
BNP Paribas (A)	18,598	824,617
Danone (A)	9,210	636,647
Sanofi-Aventis S.A. (A)	26,849	1,921,940
Technip S.A. (A)	9,700	917,105
Total S.A. (A)	25,931	1,356,022
Valeo S.A. (A)	22,500	1,126,810
		7,284,403
Germany - 7.0%
Bayerische Motoren Werke AG (A)	16,592	1,352,182
GEA Group AG (A)	10,400	285,973
Merck KGaA (A)	10,040	935,938
SAP AG (A)	18,320	1,103,957
Siemens AG (A)	11,174	1,171,139
		4,849,189
Ireland - 1.0%
Ryanair Holdings PLC, ADR *	24,700	710,619
Italy - 1.0%
Atlantia SpA (A)	46,867	713,488
Japan - 16.6%
Asics Corp. (A)	31,590	419,195
Canon Inc. (A)	31,200	1,424,784
Daito Trust Construction Co. Ltd. (A)	16,350	1,452,066
Don Quijote Co. Ltd. (A)	32,500	$ 1,194,537
eAccess Ltd. (A)	750	201,620
FANUC Corp. (A)	6,500	1,049,583
JS Group Corp. (A)	39,000	816,172
Mitsubishi Corp. (A)	46,700	961,287
Mitsubishi Estate Co. Ltd. (A)	47,500	804,579
Sumitomo Mitsui Financial Group Inc. (A)	29,200	814,068
Yahoo! Japan Corp. (A)	3,398	1,096,309
Yamada Denki Co. Ltd. (A)	17,170	1,237,459
		11,471,659
Netherlands - 1.7%
ING Groep N.V. (A) *	131,910	1,139,031
New Zealand - 0.9%
Telecom Corp. of New Zealand Ltd. (A)	296,800	609,166
Norway - 0.7%
Aker Solutions ASA (A)	41,300	477,543
Russia - 1.5%
Sberbank of Russia (A)	383,990	1,063,769
South Africa - 0.7%
Mr Price Group Ltd., ADR *	25,500	486,030
South Korea - 2.5%
Hyundai Mobis (A)	2,270	654,976
Samsung Electronics Co. Ltd., GDR (A)	2,470	1,061,278
		1,716,254
Spain - 1.8%
Amadeus IT Holding S.A. (A)	48,100	902,812
Mediaset Espana Comunicacion S.A. (A)	50,900	335,318
		1,238,130
Sweden - 2.4%
Assa Abloy AB (A)	34,100	827,672
Swedbank AB (A)	58,500	816,608
		1,644,280
Switzerland - 5.1%
Julius Baer Group Ltd. (A) *	26,270	988,140
Novartis AG (A)	44,575	2,518,158
		3,506,298
Turkey - 1.1%
KOC Holding AS (A)	94,200	335,408
Turkiye Garanti Bankasi AS, ADR	120,900	427,986
		763,394

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

International Stock Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS (continued)
United Kingdom - 28.9%
BG Group PLC (A)	40,851	$ 885,276
BHP Billiton PLC (A)	45,700	1,438,575
British American Tobacco PLC (A)	31,526	1,442,702
British Sky Broadcasting Group PLC (A)	42,700	479,375
GlaxoSmithKline PLC (A)	91,800	2,057,654
Informa PLC (A)	188,398	1,094,695
International Power PLC (A)	128,306	695,657
Prudential PLC (A)	130,687	1,351,906
Rexam PLC (A)	195,031	1,078,220
Royal Dutch Shell PLC (A)	47,000	1,660,015
Standard Chartered PLC (A)	55,265	1,287,466
Tullow Oil PLC (A)	29,330	658,360
Unilever PLC (A)	60,170	2,008,528
Vodafone Group PLC (A)	286,623	794,887
WM Morrison Supermarkets PLC (A)	153,350	742,077
WPP PLC (A)	76,463	792,464
Xstrata PLC (A)	88,200	1,469,367
		19,937,224
Total Common Stocks ( Cost $60,306,845 )		67,273,924
INVESTMENT COMPANY - 2.4%
United States - 2.4%
State Street Institutional U.S. Government Money Market Fund	1,672,283	1,672,283
Total Investment Company ( Cost $1,672,283 )		1,672,283
TOTAL INVESTMENTS - 99.9% ( Cost $61,979,128** )		68,946,207
NET OTHER ASSETS AND LIABILITIES - 0.1%		46,316
TOTAL NET ASSETS - 100.0%		$ 68,992,523

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $62,889,308.
(A)
 International security traded on a foreign exchange.  The fair value trigger was hit and these securities were fair valued at
October 31, 2011, using procedures approved by the Board of Trustees (See Note 2).

ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

OTHER INFORMATION:
Industry Concentration
% of Net Assets
Consumer Discretionary	14%
Consumer Staples	10%
Energy	9%
Financials	20%
Health Care	11%
Industrials	11%
Information Technology	9%
Materials	8%
Money Market Funds	2%
Telecommunication Services	5%
Utilities	1%
Net Other Assets & Liabilities	0%
100%

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Statements of Assets and Liabilities as of October 31, 2011

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$ 23,222,917	$ 44,570,023	$ 17,942,584
Affiliated issuers3	24,012,648	64,189,322	20,052,549
Net unrealized appreciation (depreciation)
Unaffiliated issuers	(293,907)	220,042	243,166
Affiliated issuers3	2,292,933	6,220,223	2,824,335
Total investments at value	49,234,591	115,199,610	41,062,634
Receivables:
Fund shares sold	76,294	81,199	31,588
Dividends and interest	94,273	146,978	23,581
Total assets	49,405,158	115,427,787	41,117,803
Liabilities:
Payables:
Fund shares repurchased	26,000	153,743	94,512
Advisory agreement fees	8,140	19,067	6,767
Service agreement fees	10,175	23,833	8,458
Distribution fees - Class B	5,186	16,662	6,150
Distribution fees - Class C	3,384	2,443	513
Shareholder servicing fees	10,175	23,833	8,458
Total liabilities	63,060	239,581	124,858
Net Assets	$ 49,342,098	$115,188,206	$ 40,992,945
Net Assets consist of:
Paid-in capital	$ 50,644,031	$123,803,745	$ 44,515,190
Accumulated undistributed net investment income	4,157	1,069,200	136,547
Accumulated net realized loss on investments sold and foreign currency related transactions	(3,305,116)	(16,125,004)	(6,726,293)
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	1,999,026	6,440,265	3,067,501
Net Assets	$ 49,342,098	$115,188,206	$ 40,992,945
Class A Shares:
Net Assets	$ 35,293,368	$ 84,320,910	$ 30,189,757
Shares of beneficial interest outstanding	3,549,202	8,639,914	3,238,062
Net Asset Value and redemption price per share1	$9.94	$9.76	$9.32
Sales charge of offering price2	0.61	0.60	0.57
Maximum offering price per share	$ 10.55	$ 10.36	$ 9.89
Class B Shares:
Net Assets	$ 8,202,550	$ 26,927,936	$ 9,974,842
Shares of beneficial interest outstanding	825,020	2,775,641	1,080,301
Net Asset Value and redemption price per share1	$ 9.94	$ 9.70	$ 9.23
Class C Shares:
Net Assets	$ 5,846,180	$ 3,939,360	$ 828,346
Shares of beneficial interest outstanding	587,692	405,810	89,652
Net Asset Value and redemption price per share1	$ 9.95	$ 9.71	$ 9.24

1	If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
2	Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds.
3	See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Statements of Assets and Liabilities as of October 31, 2011

	Cash Reserves Fund	Bond Fund	High Income Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$ 13,734,433	$175,925,176	$105,552,773
Net unrealized appreciation (depreciation)
Unaffiliated issuers	–	14,964,577	3,928,728
Total investments at value	13,734,433	190,889,753	109,481,501
Receivables:
Investments sold	–	–	149,196
Fund shares sold	219,168	2,474,128	3,686
Dividends and interest	–	1,666,187	2,181,253
Due from Adviser	7,204	–	–
Total assets	13,960,805	195,030,068	111,815,636
Liabilities:
Payables:
Investments purchased	–	–	1,147,118
Fund shares repurchased	54,341	109,844	240,555
Advisory agreement fees	4,779	80,171	49,727
Service agreement fees	1,792	24,051	18,082
Distribution fees - Class B	1,031	3,649	1,878
Shareholder servicing fees	–	10,504	5,803
Dividends payable	–	223,951	458,288
Total liabilities	61,943	452,170	1,921,451
Net Assets	$ 13,898,862	$194,577,898	$109,894,185
Net Assets consist of:
Paid-in capital	$ 13,898,867	$180,532,274	$108,176,059
Accumulated net investment income	–	83,385	150,065
Accumulated net realized loss on investments sold and foreign currency related transactions	(5)	(1,002,338)	(2,360,667)
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	–	14,964,577	3,928,728
Net Assets	$ 13,898,862	$194,577,898	$109,894,185
Class A Shares:
Net Assets	$ 12,297,485	$ 43,774,765	$ 25,298,809
Shares of beneficial interest outstanding	12,299,788	4,134,186	3,640,394
Net Asset Value and redemption price per share1	1.00	10.59	6.95
Sales charge of offering price2	–	0.50	0.33
Maximum offering price per share	$ 1.00	$ 11.09	$ 7.28
Class B Shares:3
Net Assets	$ 1,601,377	$ 5,677,951	$ 3,023,089
Shares of beneficial interest outstanding	1,604,189	536,084	428,943
Net Asset Value and redemption price per share1	$ 1.00	$ 10.59	$ 7.05
Class Y Shares:3
Net Assets		$145,125,182	$ 81,572,287
Shares of beneficial interest outstanding		13,720,248	11,785,877
Net Asset Value and redemption price per share1		$ 10.58	$ 6.92

1	If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
2	Sales charge of offering price is 4.50% for the Bond and High Income Funds.
3	The Cash Reserves Fund does not have Class Y shares.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Statements of Assets and Liabilities as of October 31, 2011

	Diversified Income Fund	Equity Income Fund	Large Cap Value Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$ 81,299,248	$ 52,739,215	$128,314,286
Repurchase agreement	–	18,742,208	–
Net unrealized appreciation (depreciation)
Unaffiliated issuers	7,104,795	(2,048,002)	11,499,547
Total investments at value	88,404,043	69,433,421	139,813,833
Receivables:
Investments sold	–	–	–
Fund shares sold	126,255	15,917	11,059
Dividends and interest	536,288	30,155	170,621
Due from Adviser	–	–	–
Other assets	13,301	–	12,289
Total assets	89,079,887	69,479,493	140,007,802
Liabilities:
Foreign currency (cost of $59,179)(Note 2)	–	–	–
Payables:
Investments purchased	–	–	–
Fund shares repurchased	163,445	22,955	73,529
Advisory agreement fees	48,033	–	62,712
Service agreement fees	14,779	–	41,048
Distribution fees - Class B	9,932	–	4,434
Shareholder servicing fees	21,935	–	12,532
Dividends payable	2,345	–	–
Options written, at value (premium received $1,745,499)	–	1,989,802	–
Total liabilities	260,469	2,012,757	194,255
Net Assets	$ 88,819,418	$ 67,466,736	$139,813,547
Net Assets consist of:
Paid-in capital	92,567,169	67,741,389	147,685,573
Accumulated net investment income	3,645	–	1,860,913
Accumulated net realized gain (loss) on investments sold, options and foreign currency related transactions	(10,856,191)	2,017,652	(21,232,486)
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation) of options and foreign currency related transactions)	7,104,795	(2,292,305)	11,499,547
Net Assets	$ 88,819,418	$ 67,466,736	$139,813,547
Class A Shares:
Net Assets	$ 72,913,447	$ 4,072,216	$ 54,270,442
Shares of beneficial interest outstanding	6,240,453	417,120	4,368,124
Net Asset Value and redemption price per share1	11.68	9.76	12.42
Sales charge of offering price2	0.71	0.60	0.76
Maximum offering price per share	$ 12.39	$ 10.36	$ 13.18
Class B Shares:3
Net Assets	$ 15,905,971		$ 7,199,262
Shares of beneficial interest outstanding	1,354,431		589,843
Net Asset Value and redemption price per share1	$ 11.74		$ 12.21
Class Y Shares:4
Net Assets		$ 63,394,520	$ 78,343,843
Shares of beneficial interest outstanding		6,460,259	6,297,942
Net Asset Value and redemption price per share1		$ 9.81	$ 12.44

1	If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
2	Sales charge of offering price is 5.75% for the Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds.
3	The Equity Income Fund does not have Class B shares.
4	The Diversified Income Fund does not have Class Y shares.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Statements of Assets and Liabilities as of October 31, 2011

Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund

$102,965,922	$102,884,259	$ 15,021,126	$ 61,979,128
–	–	–	–

12,804,612	8,710,606	5,104,680	6,967,079
115,770,534	111,594,865	20,125,806	68,946,207

1,560,289	–	401,238	1,244,248
7,744	12,462	1,888	4,688
59,012	26,678	6,042	123,997
–	–	–	–
–	–	–	147,836
117,397,579	111,634,005	20,534,974	70,466,976

–	–	–	58,935

379,633	–	7,569	1,267,265
140,270	210,938	–	63,857
71,895	68,122	16,577	59,844
19,172	36,332	4,144	17,098
4,685	5,002	157	2,397
11,386	10,550	685	5,057
–	–	–	–
–	–	–	–
627,041	330,944	29,132	1,474,453
$116,770,538	$111,303,061	$ 20,505,842	$ 68,992,523

110,652,601	116,600,538	18,552,587	79,494,709
79,708	–	498	1,428,662
(6,766,383)	(14,008,083)	(3,151,923)	(18,911,877)
12,804,612	8,710,606	5,104,680	6,981,029
$116,770,538	$111,303,061	$ 20,505,842	$ 68,992,523

$ 48,067,772	$ 43,864,867	$ 3,200,716	$ 20,762,782
3,005,161	6,646,222	296,702	2,051,879
16.00	6.60	10.79	10.12
0.98	0.40	0.66	0.62
$ 16.98	$ 7.00	$ 11.45	$ 10.74

$ 7,581,050	$ 8,181,586	$ 265,622	$ 3,872,073
518,008	1,353,655	25,173	390,236
$ 14.64	$ 6.04	$ 10.55	$ 9.92

$ 61,121,716	$ 59,256,608	$ 17,039,504	$ 44,357,668
3,793,982	8,854,992	1,582,089	4,379,673
$ 16.11	$ 6.69	$ 10.77	$ 10.13

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Statements of Operations for the Year Ended October 31, 2011

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Cash Reserves Fund	Bond Fund
Investment Income:
Interest	$ 224	$ 443	$ 189	$ 12,781	$ 6,632,043
Dividends
Unaffiliated issuers	786,981	1,248,320	241,572	–	11
Affiliated issuers1	716,366	1,444,898	350,135	–	–
Less: Foreign taxes withheld	–	–	–	–	–
Total investment income	1,503,571	2,693,661	591,896	12,781	6,632,054
Expenses:
Advisory agreement fees	96,467	230,693	82,472	53,394	964,589
Service agreement fees2	120,584	288,365	103,090	20,023	289,376
Distribution fees - Class B	63,912	199,313	75,564	12,592	52,837
Distribution fees - Class C	40,091	30,152	5,739	–	–
Shareholder servicing fees - Class A	85,922	211,878	75,989	–	105,221
Shareholder servicing fees - Class B	21,301	66,438	25,188	–	17,612
Shareholder servicing fees - Class C	13,361	10,051	1,913	–	–
Other expenses	–	–	–	–	–
Total expenses before reimbursement/waiver	441,638	1,036,890	369,955	86,009	1,429,635
Less reimbursement/waiver3	–	–	–	(73,228)	–
Total expenses net of reimbursement/waiver	441,638	1,036,890	369,955	12,781	1,429,635
Net Investment Income (Loss)	1,061,933	1,656,771	221,941	–	5,202,419
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on options and foreign currency related transactions)
Options	–	–	–	–	–
Unaffiliated issuers	25,499	449,430	389,321	5	363,239
Affiliated issuers1	(67,881)	(376,572)	(96,860)	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	732,530	1,158,262	161,258	–	–
Affiliated issuers1	146,200	383,325	122,830	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on options and foreign currency related transactions)
Options	–	–	–	–	–
Unaffiliated issuers	(1,080,259)	(1,599,092)	(361,682)	–	1,161,020
Affiliated issuers1	467,084	2,356,277	1,077,048	–	–
Net Realized and Unrealized Gain (Loss) on Investments and Option Transactions	223,173	2,371,630	1,291,915	5	1,524,259
Net Increase (Decrease) in Net Assets from Operations	$ 1,285,106	$ 4,028,401	$ 1,513,856	$ 5	$ 6,726,678

1	See Note 11 for information on affiliated issuers.
2	See Note 3 for information on service agreement fees.
3	Waiver includes advisory agreement fees of $53,380, service agreement fees of $7,256, and distribution fees of $12,592 for the Cash Reserves Fund. See Note 3 for more information on these waivers.

See accompanying Notes to Financial Statements.

Statements of Operations for the Year Ended October 31, 2011

High Income Fund	Diversified Income Fund	Equity Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund

$ 8,678,017	$ 1,694,089	$ 1,468	$ 650	$ 1,717	$ 1,551	$ 335	$ 4,463

30,530	1,549,521	340,729	3,861,347	1,643,778	1,226,293	549,967	2,882,052
–	–	–	–	–	–	–	–
–	(6,381)	–	(13,948)	(11,544)	(16,090)	–	(205,932)
8,708,547	3,237,229	342,197	3,848,049	1,633,951	1,211,754	550,302	2,680,583

618,386	582,473	344,403	813,323	1,053,968	674,801	285,322	923,055
224,867	179,223	60,777	532,357	281,058	359,894	71,331	263,730
29,507	131,484	–	64,755	69,151	73,456	2,253	34,289
–	–	–	–	–	–	–	–
62,261	180,200	9,361	138,447	123,125	112,591	7,871	57,532
9,836	43,828	–	21,585	23,050	24,486	751	11,430
–	–	–	–	–	–	–	–
–	–	–	–	2,923	–	–	224
944,857	1,117,208	414,541	1,570,467	1,553,275	1,245,228	367,528	1,290,260
–	–	–	–	–	–	–	–
944,857	1,117,208	414,541	1,570,467	1,553,275	1,245,228	367,528	1,290,260
7,763,690	2,120,021	(72,344)	2,277,582	80,676	(33,474)	182,774	1,390,323

–	–	2,019,779	–	–	–	–	–
4,106,214	3,845,446	2,731,394	7,698,135	16,382,050	10,632,924	3,296,100	7,545,592
–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–

–	–	311,712	–	–	–	–	–
(6,211,188)	220,319	(2,130,092)	5,024,639	(8,658,903)	(1,507,500)	(209,651)	(10,559,684)
–	–	–	–	–	–	–	–
(2,104,974)	4,065,765	2,932,793	12,722,774	7,723,147	9,125,424	3,086,449	(3,014,092)
$ 5,658,716	$ 6,185,786	$ 2,860,449	$ 15,000,356	$ 7,803,823	$ 9,091,950	$ 3,269,223	$ (1,623,769)

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Statements of Changes in Net Assets

	Conservative Allocation Fund
Year Ended October 31,	2011	2010
Net Assets at beginning of period	$ 47,054,462	$ 36,923,992
Increase in net assets from operations:
Net investment income	1,061,933	1,084,714
Net realized gain (loss)	836,348	238,811
Net change in unrealized appreciation (depreciation)	(613,175)	2,854,951
Net increase in net assets from operations	1,285,106	4,178,476
Distributions to shareholders from:
Net investment income
Class A	(1,259,740)	(917,190)
Class B	(257,797)	(163,052)
Class C	(162,110)	(93,177)
Total distributions	(1,679,647)	(1,173,419)
Capital Stock transactions:
Class A Shares
Shares sold	7,563,695	9,260,567
Issued to shareholders in reinvestment of distributions	1,240,819	892,905
Shares redeemed	(6,509,204)	(6,278,094)
Net increase from capital stock transactions	2,295,310	3,875,378
Class B Shares
Shares sold	1,540,631	2,323,982
Issued to shareholders in reinvestment of distributions	256,799	162,179
Shares redeemed	(1,879,105)	(929,576)
Net increase (decrease) from capital stock transactions	(81,675)	1,556,585
Class C Shares
Shares sold	1,896,830	2,449,046
Issued to shareholders in reinvestment of distributions	161,831	92,946
Shares redeemed	(1,590,119)	(848,542)
Net increase (decrease) from capital stock transactions	468,542	1,693,450
Total net increase from capital stock transactions	2,682,177	7,125,413
Total increase in net assets	2,287,636	10,130,470
Net Assets at end of period	$ 49,342,098	$ 47,054,462
Undistributed net investment income (loss)	$ 4,157	$ (1)
Capital Share transactions:
Class A Shares
Shares sold	756,857	962,288
Issued to shareholders in reinvestment of distributions	125,495	93,172
Shares redeemed	(652,368)	(651,403)
Net increase from capital stock transactions	229,984	404,057
Class B Shares
Shares sold	154,492	240,657
Issued to shareholders in reinvestment of distributions	25,961	16,913
Shares redeemed	(189,249)	(96,601)
Net increase (decrease) from capital stock transactions	(8,796)	160,969
Class C Shares
Shares sold	190,935	253,253
Issued to shareholders in reinvestment of distributions	16,350	9,681
Shares redeemed	(159,360)	(88,135)
Net increase (decrease) from capital stock transactions	47,925	174,799

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Statements of Changes in Net Assets

Moderate Allocation Fund		Aggressive Allocation Fund
2011	2010	2011	2010
$108,622,501	$ 87,946,377	$ 37,440,131	$ 29,842,818

1,656,771	1,763,819	221,941	284,206
1,614,445	(3,090,893)	576,549	(2,194,648)
757,185	11,985,582	715,366	5,780,714
4,028,401	10,658,508	1,513,856	3,870,272

(2,088,289)	(1,146,272)	(335,232)	(243,892)
(458,645)	(197,558)	(49,813)	(26,973)
(70,769)	(30,634)	(2,731)	(1,835)
(2,617,703)	(1,374,464)	(387,776)	(272,700)

16,065,908	17,762,820	6,119,303	6,821,765
2,072,501	1,139,420	334,810	243,604
(14,635,384)	(10,598,709)	(4,930,241)	(3,759,066)
3,503,025	8,303,531	1,523,872	3,306,303

4,862,924	5,577,226	2,178,299	1,720,135
457,445	196,551	49,745	26,923
(3,710,836)	(3,123,552)	(1,644,341)	(1,037,366)
1,609,533	2,650,225	583,703	709,692

1,221,876	1,112,997	465,203	161,351
64,104	26,884	2,731	1,836
(1,243,531)	(701,557)	(148,775)	(179,441)
42,449	438,324	319,159	(16,254)
5,155,007	11,392,080	2,426,734	3,999,741
6,565,705	20,676,124	3,552,814	7,597,313
$115,188,206	$108,622,501	$ 40,992,945	$ 37,440,131
$ 1,069,200	$ 1,042,512	$ 136,547	$ 151,318

1,641,969	1,945,064	646,773	797,626
215,661	126,884	35,962	28,626
(1,498,087)	(1,160,652)	(522,497)	(440,902)
359,543	911,296	160,238	385,350

497,503	612,821	232,831	201,153
47,552	21,863	5,361	3,171
(380,530)	(343,484)	(174,259)	(122,029)
164,525	291,200	63,933	82,295

124,096	121,903	48,946	19,013
6,664	2,990	294	216
(127,339)	(77,120)	(16,265)	(20,835)
3,421	47,773	32,975	(1,606)

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Statements of Changes in Net Assets

	Cash Reserves Fund		Bond Fund
Year Ended October 31,	2011	2010	2011	2010
Net Assets at beginning of period	$ 13,743,471	$ 16,940,254	$216,815,810	$200,607,079
Increase (decrease) in net assets from operations:
Net investment income (loss)	–	–	5,202,419	5,462,132
Net realized gain (loss) on investments and options transactions	5	(10)	363,239	6,564
Net unrealized appreciation (depreciation) on investments and options transactions	–	–	1,161,020	7,309,366
Net increase (decrease) in net assets from operations	5	(10)	6,726,678	12,778,062
Distributions to shareholders from:
Net investment income
Class A	–	–	(1,050,389)	(1,056,048)
Class B1	–	–	(122,389)	(138,172)
Class Y1	–	–	(4,001,052)	(4,211,073)
Net realized gains
Class A	–	–	–	–
Class Y1	–	–	–	–
Total distributions	–	–	(5,173,830)	(5,405,293)
Capital Stock transactions:
Class A Shares
Shares sold	9,289,159	7,588,372	7,090,415	5,962,274
Issued to shareholders in reinvestment of distributions	–	–	981,197	985,322
Shares redeemed	(8,679,197)	(9,591,047)	(8,998,457)	(8,298,110)
Net increase (decrease) from capital stock transactions	609,962	(2,002,675)	(926,845)	(1,350,514)
Class B Shares1
Shares sold	639,104	432,347	685,539	1,112,327
Issued to shareholders in reinvestment of distributions	–	–	119,275	134,495
Shares redeemed	(1,093,680)	(1,626,445)	(3,541,575)	(2,501,331)
Net decrease from capital stock transactions	(454,576)	(1,194,098)	(2,736,761)	(1,254,509)
Class Y Shares1
Shares sold			15,145,259	38,062,957
Issued to shareholders in reinvestment of distributions			1,292,205	2,652,823
Shares redeemed			(36,564,618)	(29,274,795)
Net increase (decrease) from capital stock transactions			(20,127,154)	11,440,985
Total net increase (decrease) from capital stock transactions	155,386	(3,196,773)	(23,790,760)	8,835,962
Total increase (decrease) in net assets	155,391	(3,196,783)	(22,237,912)	16,208,731
Net Assets at end of period	$ 13,898,862	$ 13,743,471	$194,577,898	$216,815,810
Undistributed net investment income	$ –	$ –	$ 83,385	$ 79,320
Capital Share transactions:
Class A Shares
Shares sold	9,289,159	7,588,372	682,691	583,443
Issued to shareholders in reinvestment of distributions	–	–	94,715	96,207
Shares redeemed	(8,679,197)	(9,591,047)	(871,910)	(811,677)
Net increase (decrease) from capital stock transactions	609,962	(2,002,675)	(94,504)	(132,027)
Class B Shares1
Shares sold	639,104	432,347	65,667	109,005
Issued to shareholders in reinvestment of distributions	–	–	11,533	13,132
Shares redeemed	(1,093,680)	(1,626,445)	(342,627)	(246,206)
Net decrease in shares outstanding	(454,576)	(1,194,098)	(265,427)	(124,069)
Class Y Shares1
Shares sold			1,437,823	3,711,454
Issued to shareholders in reinvestment of distributions			125,007	260,970
Shares redeemed			(3,544,853)	(2,827,511)
Net increase (decrease) from capital stock transactions			(1,982,023)	1,144,913

1	Class Y shares are not available for the Cash Reserves and Diversified Income Funds. Class B shares are not available for the Equity Income Fund.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Statements of Changes in Net Assets

High Income Fund		Diversified Income Fund		Equity Income Fund		Large Cap Value Fund
2011	2010	2011	2010	2011	2010	2011	2010
$124,464,299	$110,789,238	$ 91,550,650	$ 89,335,868	$ 35,520,264	$ 100,000	$152,616,104	$144,045,940

7,763,690	8,819,647	2,120,021	2,687,644	(72,344)	(147,438)	2,277,582	1,820,931
4,106,214	3,644,532	3,845,446	3,501,819	4,751,173	2,840,764	7,698,135	1,022,315
(6,211,188)	3,941,701	220,319	4,941,504	(1,818,380)	(473,925)	5,024,639	10,451,675
5,658,716	16,405,880	6,185,786	11,130,967	2,860,449	2,219,401	15,000,356	13,294,921

(1,652,085)	(1,798,552)	(1,804,981)	(2,228,197)	–	–	(668,428)	(725,998)
(225,296)	(294,235)	(306,884)	(412,215)	–	–	(42,622)	(50,104)
(5,944,123)	(6,712,878)	–	–	–	–	(1,265,448)	(1,346,219)

–	–	–	–	(364,554)	(101,946)	–	–
–	–	–	–	(3,619,585)	(1,268,418)	–	–
(7,821,504)	(8,805,665)	(2,111,865)	(2,640,412)	(3,984,139)	(1,370,364)	(1,976,498)	(2,122,321)

3,839,404	3,588,382	8,593,838	5,295,937	1,705,545	2,839,934	4,933,316	2,959,402
1,356,721	1,467,582	1,765,457	2,162,726	351,254	98,577	655,541	712,650
(4,359,911)	(7,329,391)	(13,722,943)	(12,235,150)	(675,671)	(185,203)	(9,577,922)	(8,600,994)
836,214	(2,273,427)	(3,363,648)	(4,776,487)	1,381,128	2,753,308	(3,989,065)	(4,928,942)

193,454	506,875	1,855,392	1,823,730			665,658	519,225
198,809	247,976	302,436	405,805			42,129	49,582
(1,870,845)	(1,191,492)	(5,599,333)	(3,728,821)			(3,154,649)	(2,067,939)
(1,478,582)	(436,641)	(3,441,505)	(1,499,286)			(2,446,862)	(1,499,132)

11,647,172	6,634,044			40,372,210	31,992,664	5,796,947	16,397,421
274,445	3,516,706			43,676	–	–	1,346,219
(23,686,575)	(1,365,836)			(8,726,852)	(174,745)	(25,187,435)	(13,918,002)
(11,764,958)	8,784,914			31,689,034	31,817,919	(19,390,488)	3,825,638
(12,407,326)	6,074,846	(6,805,153)	(6,275,773)	33,070,162	34,671,227	(25,826,415)	(2,602,436)
(14,570,114)	13,675,061	(2,731,232)	2,214,782	31,946,472	35,420,264	(12,802,557)	8,570,164
$109,894,185	$124,464,299	$ 88,819,418	$ 91,550,650	$ 67,466,736	$ 35,520,264	$139,813,547	$152,616,104
$ 150,065	$ 88,964	$ 3,645	$ 4,151	$ –	$ –	$ 1,860,913	$ 1,560,083

544,373	527,390	741,735	501,317	168,040	280,239	399,608	266,163
193,424	215,307	153,220	203,967	35,966	10,261	54,765	63,066
(616,870)	(1,080,082)	(1,197,436)	(1,145,212)	(68,002)	(18,384)	(779,278)	(769,225)
120,927	(337,385)	(302,481)	(439,928)	136,004	272,116	(324,905)	(439,996)

26,987	73,405	160,437	171,222			54,739	46,992
27,913	35,940	26,138	38,099			3,558	4,439
(261,662)	(172,648)	(482,146)	(352,002)			(259,584)	(188,688)
(206,762)	(63,303)	(295,571)	(142,681)			(201,287)	(137,257)

1,708,180	983,835			4,164,918	3,187,518	478,071	1,461,378
39,333	519,886			4,957	-	–	119,240
(3,354,517)	(203,178)			(880,662)	(17,472)	(2,082,826)	(1,255,366)
(1,607,004)	1,300,543			3,289,213	3,170,046	(1,604,755)	325,252

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Large Cap Growth Fund		Mid Cap Fund
Year Ended October 31,	2011	2010	2011	2010
Net Assets at beginning of period	$152,562,429	$161,452,910	$ 78,606,852	$ 44,757,843
Increase in net assets from operations:
Net investment income (loss)	80,676	359,526	(33,474)	(323,190)
Net realized gain (loss)	16,382,050	14,714,954	10,632,924	6,085,349
Net change in unrealized appreciation (depreciation)	(8,658,903)	7,785,473	(1,507,500)	5,278,024
Net increase (decrease) in net assets from operations	7,803,823	22,859,953	9,091,950	11,040,183
Distributions to shareholders from:
Net investment income
Class A	(58,148)	(159,641)	–	–
Class B	–	–	–	–
Class Y	(301,378)	(505,862)	–	–
Total distributions	(359,526)	(665,503)	–	–
Capital Stock transactions:
Class A Shares
Shares sold1	4,948,607	3,289,721	5,189,491	24,424,921
Issued to shareholders in reinvestment of distributions	57,439	156,733	–	3
Shares redeemed	(7,853,822)	(7,287,557)	(8,625,351)	(6,439,891)
Redemption fees	–	–	–	–
Net increase (decrease) from capital stock transactions	(2,847,776)	(3,841,103)	(3,435,860)	17,985,033
Class B Shares
Shares sold1	708,800	699,132	520,038	5,957,725
Issued to shareholders in reinvestment of distributions	–	–	–	–
Shares redeemed	(3,269,113)	(2,014,084)	(3,229,600)	(1,425,469)
Redemption fees	–	–	–	–
Net increase (decrease) from capital stock transactions	(2,560,313)	(1,314,952)	(2,709,562)	4,532,256
Class Y Shares
Shares sold1	958,486	7,734,097	41,483,407	4,676,630
Issued to shareholders in reinvestment of distributions	119	505,862	–	–
Shares redeemed	(38,786,704)	(34,168,835)	(11,733,726)	(4,385,093)
Net increase (decrease) from capital stock transactions	(37,828,099)	(25,928,876)	29,749,681	291,537
Total net increase (decrease) from capital stock transactions	(43,236,188)	(31,084,931)	23,604,259	22,808,826
Total increase (decrease) in net assets	(35,791,891)	(8,890,481)	32,696,209	33,849,009
Net Assets at end of period	$116,770,538	$152,562,429	$111,303,061	$ 78,606,852
Undistributed net investment income	$ 79,708	$ 359,530	$ –	$ –
Capital Share transactions:
Class A Shares
Shares sold1	308,234	234,700	790,275	4,879,859
Issued to shareholders in reinvestment of distributions	3,597	10,892	–	1
Shares redeemed	(490,786)	(513,822)	(1,310,630)	(1,175,300)
Net increase (decrease) in shares outstanding	(178,955)	(268,230)	(520,355)	3,704,560
Class B Shares
Shares sold1	48,179	53,169	85,309	1,163,397
Issued to shareholders in reinvestment of distributions	–	–	–	–
Shares redeemed	(223,275)	(154,928)	(531,886)	(282,171)
Net increase (decrease) in shares outstanding	(175,096)	(101,759)	(446,577)	881,226
Class Y Shares
Shares sold1	60,055	543,286	6,347,479	450,561
Issued to shareholders in reinvestment of distributions	7	34,984	–	–
Shares redeemed	(2,441,064)	(2,443,465)	(1,832,006)	(792,589)
Net increase (decrease) from capital stock transactions	(2,381,002)	(1,865,195)	4,515,473	(342,028)

1	A portion of the shares sold in fiscal year 2010 for the Mid Cap and Small Cap Funds are merger related. See Note 12.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Statements of Changes in Net Assets

Small Cap Fund		International Stock Fund
2011	2010	2011	2010
$ 32,042,388	$ 21,790,142	$102,780,265	$148,390,188

182,774	78,193	1,390,323	1,395,195
3,296,100	1,767,722	7,545,592	(1,295,384)
(209,651)	4,900,087	(10,559,684)	10,562,451
3,269,223	6,746,002	(1,623,769)	10,662,262

(12,733)	(1,513)	(333,583)	(571,003)
(903)	–	(38,465)	(86,425)
(176,780)	(80,058)	(1,149,092)	(2,166,283)
(190,416)	(81,571)	(1,521,140)	(2,823,711)

990,222	1,041,961	2,871,288	2,312,185
12,733	1,513	327,020	552,568
(536,474)	(288,770)	(4,977,102)	(3,834,327)
2,319	44	315	144
468,800	754,748	(1,778,479)	(969,430)

114,582	180,449	296,343	293,183
873	–	38,117	85,641
(128,820)	(55,843)	(1,142,294)	(922,843)
–	2	–	2
(13,365)	124,608	(807,834)	(544,017)

17,707	15,963,438	492,127	4,166,123
–	80,058	–	2,166,283
(15,088,495)	(13,335,037)	(28,548,647)	(58,267,433)
(15,070,788)	2,708,459	(28,056,520)	(51,935,027)
(14,615,353)	3,587,815	(30,642,833)	(53,448,474)
(11,536,546)	10,252,246	(33,787,742)	(45,609,923)
$ 20,505,842	$ 32,042,388	$ 68,992,523	$102,780,265
$ 498	$ 28,684	$ 1,428,662	$ 872,468

89,570	128,751	268,949	232,372
1,139	168	30,764	54,280
(49,774)	(31,090)	(469,641)	(389,148)
40,935	97,829	(169,928)	(102,496)

10,434	20,426	28,118	29,839
79	–	3,630	8,505
(12,137)	(5,863)	(108,680)	(94,387)
(1,624)	14,563	(76,932)	(56,043)

1,565	2,004,828	47,000	410,912
–	8,925	–	213,007
(1,369,753)	(1,543,701)	(2,693,985)	(5,680,169)
(1,368,188)	470,052	(2,646,985)	(5,056,250)

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$10.02	$9.34	$8.53	$11.13	$10.53
Income from Investment Operations:
Net investment income3	0.25	0.27	0.24	0.28	0.24
Net realized and unrealized gain (loss) on investments	0.04	0.70	0.98	(2.58)	0.49
Total from investment operations	0.29	0.97	1.22	(2.30)	0.73
Less Distributions:
Distributions from net investment income	(0.37)	(0.29)	(0.41)	(0.27)	(0.12)
Distributions from capital gains	–	–	-	(0.03)	(0.01)
Total distributions	(0.37)	(0.29)	(0.41)	(0.30)	(0.13)
Net increase (decrease) in net asset value	(0.08)	0.68	0.81	(2.60)	0.60
Net Asset Value at end of period	$ 9.94	$10.02	$ 9.34	$ 8.53	$11.13
Total Return (%)1	3.00	10.58	14.91	(21.19)	6.94
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$35,293	$33,274	$27,225	$19,753	$16,003
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.92	1.14	1.79
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.40	2.79	2.80	2.75	3.00
Portfolio Turnover (%)2	26	50	38	90	39
CLASS B
Net Asset Value at beginning of period	$10.03	$9.34	$ 8.48	$11.07	$10.51
Income from Investment Operations:
Net investment income3	0.17	0.20	0.18	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.05	0.71	0.98	(2.55)	0.48
Total from investment operations	0.22	0.91	1.16	(2.37)	0.65
Less Distributions:
Distributions from net investment income	(0.31)	(0.22)	(0.30)	(0.19)	(0.08)
Distributions from capital gains	–	–	–	(0.03)	(0.01)
Total distributions	(0.31)	(0.22)	(0.30)	(0.22)	(0.09)
Net increase (decrease) in net asset value	(0.09)	0.69	0.86	(2.59)	0.56
Net Asset Value at end of period	$ 9.94	$10.03	$ 9.34	$ 8.48	$11.07
Total Return (%)1	2.19	9.87	14.09	(21.82)	6.16
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$ 8,203	$8,363	$6,287	$5,506	$4,173
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.68	1.89	2.53
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.67	2.04	2.16	2.01	2.01
Portfolio Turnover (%)2	26	50	38	90	39

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
3	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND (continued)
	Year Ended October 31,			Inception to 10/31/081
	2011	2010	2009
CLASS C
Net Asset Value at beginning of period	$10.04	$ 9.35	$ 8.48	$10.47
Income from Investment Operations:
Net investment income7	0.19	0.20	0.16	0.03
Net realized and unrealized gain (loss) on investments	0.03	0.71	1.01	(2.02)
Total from investment operations	0.22	0.91	1.17	(1.99)
Less Distributions:
Distributions from net investment income	(0.31)	(0.22)	(0.30)	–
Total distributions	(0.31)	(0.22)	(0.30)	–
Net increase (decrease) in net asset value	(0.09)	0.69	0.87	(1.99)
Net Asset Value at end of period	$ 9.95	$10.04	$ 9.35	$ 8.48
Total Return (%)2	2.19	9.86	14.21	(19.01)3
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,846	$5,417	$3,412	$2,198
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.87	2.674
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.454
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.76	2.03	2.03	0.604
Portfolio Turnover (%)6	26	50	38	903

MODERATE ALLOCATION FUND
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$ 9.63	$ 8.77	$ 7.84	$11.82	$10.65
Income from Investment Operations:
Net investment income7	0.16	0.18	0.15	0.16	0.17
Net realized and unrealized gain (loss) on investments	0.22	0.83	0.93	(3.88)	1.12
Total from investment operations	0.38	1.01	1.08	(3.72)	1.29
Less Distributions:
Distributions from net investment income	(0.25)	(0.15)	(0.15)	(0.18)	(0.12)
Distributions from capital gains	–	–	–	(0.08)	(0.00)5
Total distributions	(0.25)	(0.15)	(0.15)	(0.26)	(0.12)
Net increase (decrease) in net asset value	0.13	0.86	0.93	(3.98)	1.17
Net Asset Value at end of period	$ 9.76	$ 9.63	$ 8.77	$ 7.84	$11.82
Total Return (%)2	3.97	11.68	14.12	(32.18)	12.26
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$ 84,321	$79,765	$64,631	$50,326	$56,312
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	0.78	0.79	0.89
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.64	1.98	1.93	1.41	1.45
Portfolio Turnover (%)6	20	54	30	83	21

1	Commenced investment operations February 29, 2008.	5	Amounts represent less than $0.005 per share.
2	Total return without applicable sales charge.	6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
3 4	Not annualized. Annualized.	7	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND (continued)
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS B
Net Asset Value at beginning of period	$ 9.58	$ 8.72	$ 7.80	$11.75	$10.63
Income from Investment Operations:
Net investment income6	0.08	0.10	0.10	0.06	0.09
Net realized and unrealized gain (loss) on investments	0.21	0.84	0.92	(3.84)	1.11
Total from investment operations	0.29	0.94	1.02	(3.78)	1.20
Less Distributions:
Distributions from net investment income	(0.17)	(0.08)	(0.10)	(0.09)	(0.08)
Distributions from capital gains	–	–	–	(0.08)	–
Total distributions	(0.17)	(0.08)	(0.10)	(0.17)	(0.08)
Net increase (decrease) in net asset value	0.12	0.86	0.92	(3.95)	1.12
Net Asset Value at end of period	$ 9.70	$ 9.58	$ 8.72	$ 7.80	$11.75
Total Return (%)2	3.19	10.78	13.20	(32.64)	11.38
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$ 26,928	$25,002	$20,221	$17,728	$19,825
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.53	1.54	1.64
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.88	1.24	1.26	0.66	0.63
Portfolio Turnover (%)5	20	54	30	83	21

	Year Ended October 31,			Inception to 10/31/081
	2011	2010	2009
CLASS C
Net Asset Value at beginning of period	$ 9.58	$ 8.72	$ 7.80	$10.61
Income from Investment Operations:
Net investment income6	0.08	0.10	0.09	0.02
Net realized and unrealized gain (loss) on investments	0.22	0.84	0.93	(2.83)
Total from investment operations	0.30	0.94	1.02	(2.81)
Less Distributions:
Distributions from net investment income	(0.17)	(0.08)	(0.10)	–
Distributions from capital gains	–	–	–	–
Total distributions	(0.17)	(0.08)	(0.10)	–
Net increase (decrease) in net asset value	0.13	0.86	0.92	(2.81)
Net Asset Value at end of period	$ 9.71	$ 9.58	$ 8.72	$ 7.80
Total Return (%)2	3.19	10.89	13.20	(26.48)3
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$ 3,939	$3,856	$3,094	$2,149
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.74	2.384
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.454
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.90	1.23	0.98	0.394
Portfolio Turnover (%)5	20	54	30	833

1	Commenced investment operations February 29, 2008.
2	Total return without applicable sales charge.
3	Not annualized.
4	Annualized.
5	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
6	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$ 9.04	$ 8.12	$ 7.16	$12.53	$10.76
Income from Investment Operations:
Net investment income4	0.07	0.09	0.08	0.04	0.09
Net realized and unrealized gain (loss) on investments	0.32	0.92	0.92	(5.18)	1.83
Total from investment operations	0.39	1.01	1.00	(5.14)	1.92
Less Distributions:
Distributions from net investment income	(0.11)	(0.09)	(0.04)	(0.13)	(0.15)
Distributions from capital gains	–	–	–	(0.10)	–
Total distributions	(0.11)	(0.09)	(0.04)	(0.23)	(0.15)
Net increase (decrease) in net asset value	0.28	0.92	0.96	(5.37)	1.77
Net Asset Value at end of period	$ 9.32	$ 9.04	$ 8.12	$ 7.16	$12.53
Total Return (%)2	4.29	12.50	14.00	(41.73)	18.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$ 30,190	$27,823	$21,855	$14,975	$18,824
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.70	1.11	1.25	1.62
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.70
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.74	1.03	1.06	0.09	(0.33)
Portfolio Turnover (%)3	29	62	17	91	24

CLASS B
Net Asset Value at beginning of period	$ 8.96	$ 8.05	$ 7.12	$12.46	$10.74
Income from Investment Operations:
Net investment income (loss)4	0.001	0.03	0.03	(0.06)	0.001
Net realized and unrealized gain (loss) on investments	0.32	0.91	0.90	(5.14)	1.82
Total from investment operations	0.32	0.94	0.93	(5.20)	1.82
Less Distributions:
Distributions from net investment income	(0.05)	(0.03)	–	(0.04)	(0.10)
Distributions from capital gains	–	–	–	(0.10)	–
Total distributions	(0.05)	(0.03)	–	(0.14)	(0.10)
Net increase (decrease) in net asset value	0.27	0.91	0.93	(5.34)	1.72
Net Asset Value at end of period	$ 9.23	$ 8.96	$ 8.05	$ 7.12	$12.46
Total Return (%)2	3.54	11.67	13.06	(42.17)	17.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$ 9,975	$9,109	$7,518	$6,050	$7,234
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	1.88	2.00	2.38
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.00)1	0.30	0.44	(0.73)	(1.06)
Portfolio Turnover (%)3	29	62	17	90	24

1	Amounts represent less than $0.005 per share.
2	Total return without applicable sales charge.
3	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
4	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND (continued)
	Year Ended October 31,			Inception to 10/31/081
	2011	2010	2009
CLASS C
Net Asset Value at beginning of period	$ 8.97	$ 8.06	$ 7.12	$10.70
Income from Investment Operations:
Net investment income (loss)8	(0.02)	0.03	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	0.34	0.91	0.93	(3.52)
Total from investment operations	0.32	0.94	0.94	(3.58)
Less Distributions:
Distributions from net investment income	(0.05)	(0.03)	–	–
Total distributions	(0.05)	(0.03)	–	–
Net increase (decrease) in net asset value	0.27	0.91	0.94	(3.58)
Net Asset Value at end of period	$ 9.24	$ 8.97	$ 8.06	$ 7.12
Total Return (%)2	3.54	11.66	13.20	(33.46)3
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$828	$508	$ 470	$ 229
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.45	3.72	7.844
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.454
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.32)	0.34	0.28	(1.23)4
Portfolio Turnover (%)6	29	62	17	913

CASH RESERVES FUND
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net investment income (loss)8	0.00	(0.00)5	0.005	0.02	0.05
Total from investment operations	0.00	(0.00)5	0.005	0.02	0.05
Less Distributions:
Distributions from net investment income	–	–	(0.00)5	(0.02)	(0.05)
Total distributions	–	–	(0.00)5	(0.02)	(0.05)
Net increase (decrease) in net asset value	0.00	(0.00)5	(0.00)5	–	–
Net Asset Value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)2	0.00	0.00	0.07	2.26	4.73
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$12,298	$11,687	$13,690	$15,339	$12,494
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	0.55	0.55	0.80	1.02	1.09
After reimbursement and waiver of expenses by Adviser (%)	0.107	0.147	0.33	0.55	0.55
Ratio of net investment income to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.007	0.007	0.07	2.16	4.64

1	Commenced investment operations February 29, 2008.
2	Total return without applicable sales charge.
3	Not annualized.
4	Annualized.
5	Amounts represent less than $0.005 per share.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
7	Ratio is net of fees waived by the adviser and distributor (See Note 3).
8	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

CASH RESERVES FUND (continued)
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS B
Net Asset Value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net investment income (loss)6	0.00	(0.00)4	0.004	0.01	0.04
Total from investment operations	0.00	(0.00)4	0.004	0.01	0.04
Less Distributions:
Distributions from net investment income	–	–	(0.00)4	(0.01)	(0.04)
Total distributions	0.00	0.00	(0.00)4	(0.01)	(0.04)
Net increase (decrease) in net asset value	0.00	(0.00)4	(0.00)4	–	–
Net Asset Value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)2	0.00	0.00	0.01	1.50	3.94
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,601	$2,056	$3,250	$4,655	$2,779
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	1.30	1.30	1.56	1.77	1.84
After reimbursement and waiver of expenses by Adviser (%)	0.105	0.145	0.40	1.30	1.30
Ratio of net investment income to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.005	0.005	0.01	1.32	3.88

For the Period Ended 6/14/071

CLASS Y
Net Asset Value at beginning of period	$ 1.00
Income from Investment Operations:
Net investment income6	0.03
Total from investment operations	0.03
Less Distributions:
Distributions from net investment income	(0.03)
Total distributions	(0.03)
Net increase (decrease) in net asset value	0.00
Net Asset Value at end of period	$ 1.00
Total Return (%)2	N/A
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$ –
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.003
After reimbursement of expenses by Adviser (%)	0.553
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	4.623

1	Cash Reserves Fund Class Y shares were liquidated June 14, 2007.
2	Total return without applicable sales charge.
3	Not annualized.
4	Amounts represent less than $0.005 per share.
5	Ratio is net of fees waived by the adviser and distributor (see Note 3).
6	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

BOND FUND
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$10.46	$10.11	$ 9.48	$ 9.78	$ 9.88
Income from Investment Operations:
Net investment income3	0.26	0.25	0.30	0.39	0.43
Net realized and unrealized gain (loss) on investments	0.13	0.35	0.63	(0.30)	(0.10)
Total from investment operations	0.39	0.60	0.93	0.09	0.33
Less Distributions:
Distributions from net investment income	(0.26)	(0.25)	(0.30)	(0.39)	(0.36)
Return of capital	–	–	–	–	(0.07)
Total distributions	(0.26)	(0.25)	(0.30)	(0.39)	(0.43)
Net increase (decrease) in net asset value	0.13	0.35	0.63	(0.30)	(0.10)
Net Asset Value at end of period	$10.59	$10.46	$10.11	$ 9.48	$ 9.78
Total Return (%)1	3.81	5.97	9.91	0.89	3.42
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$43,775	$44,238	$44,099	$37,882	$55,271
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.90	0.90	0.94	1.02	1.08
After reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.90
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.54	2.42	3.04	4.05	4.40
Portfolio Turnover (%)2	12	7	37	22	40

CLASS B
Net Asset Value at beginning of period	$10.46	$10.12	$ 9.48	$ 9.78	$ 9.88
Income from Investment Operations:
Net investment income3	0.19	0.17	0.23	0.32	0.35
Net realized and unrealized gain (loss) on investments	0.12	0.34	0.64	(0.30)	(0.10)
Total from investment operations	0.31	0.51	0.87	0.02	0.25
Less Distributions:
Distributions from net investment income	(0.18)	(0.17)	(0.23)	(0.32)	(0.29)
Return of capital	–	–	–	–	(0.06)
Total distributions	(0.18)	(0.17)	(0.23)	(0.32)	(0.35)
Net increase (decrease) in net asset value	0.13	0.34	0.64	(0.30)	(0.10)
Net Asset Value at end of period	$10.59	$10.46	$10.12	$ 9.48	$ 9.78
Total Return (%)1	3.04	5.08	9.20	0.13	2.64
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,678	$8,388	$9,363	$15,941	$26,507
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.65	1.65	1.69	1.77	1.83
After reimbursement of expenses by Adviser (%)	1.65	1.65	1.65	1.65	1.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.78	1.68	2.37	3.29	3.65
Portfolio Turnover (%)2	12	7	37	22	40

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
3	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

BOND FUND (continued)
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$10.46	$10.11	$ 9.47	$ 9.77	$ 9.88
Income from Investment Operations:
Net investment income3	0.29	0.27	0.32	0.42	0.45
Net realized and unrealized gain (loss) on investments	0.12	0.35	0.64	(0.30)	(0.11)
Total from investment operations	0.41	0.62	0.96	0.12	0.34
Less Distributions:
Distributions from net investment income	(0.29)	(0.27)	(0.32)	(0.42)	(0.38)
Return of capital	–	–	–	–	(0.07)
Total distributions	(0.29)	(0.27)	(0.32)	(0.42)	(0.45)
Net increase (decrease) in net asset value	0.12	0.35	0.64	(0.30)	(0.11)
Net Asset Value at end of period	$10.58	$10.46	$10.11	$ 9.47	$ 9.77
Total Return (%)1	4.03	6.23	10.30	1.14	3.58
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$145,125	$164,190	$147,145	$105,043	$34,542
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.65	0.65	0.69	0.76	0.82
After reimbursement of expenses by Adviser (%)	0.65	0.65	0.65	0.65	0.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.79	2.67	3.28	4.23	4.69
Portfolio Turnover (%)2	12	7	37	22	40
HIGH INCOME FUND
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$ 7.10	$ 6.66	$ 5.57	$ 7.29	$ 7.36
Income from Investment Operations:
Net investment income3	0.48	0.51	0.46	0.47	0.53
Net realized and unrealized gain (loss) on investments	(0.16)	0.43	1.09	(1.65)	(0.08)
Total from investment operations	0.32	0.94	1.55	(1.18)	0.45
Less Distributions:
Distributions from net investment income	(0.47)	(0.50)	(0.46)	(0.54)	(0.52)
Total distributions	(0.47)	(0.50)	(0.46)	(0.54)	(0.52)
Net increase (decrease) in net asset value	(0.15)	0.44	1.09	(1.72)	(0.07)
Net Asset Value at end of period	$ 6.95	$ 7.10	$ 6.66	$ 5.57	$ 7.29
Total Return (%)1	4.61	14.73	28.98	(17.24)	6.31
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$25,299	$24,986	$25,684	$17,818	$35,610
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.00	1.00	1.05	1.14	1.21
After reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	6.73	7.38	7.78	6.77	7.10
Portfolio Turnover (%)2	55	47	73	59	74

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
3	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND (continued)
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS B
Net Asset Value at beginning of period	$ 7.19	$ 6.74	$ 5.63	$ 7.32	$ 7.39
Income from Investment Operations:
Net investment income3	0.44	0.46	0.44	0.45	0.49
Net realized and unrealized gain (loss) on investments	(0.17)	0.44	1.09	(1.70)	(0.09)
Total from investment operations	0.27	0.90	1.53	(1.25)	0.40
Less Distributions:
Distributions from net investment income	(0.41)	(0.45)	(0.42)	(0.44)	(0.47)
Total distributions	(0.41)	(0.45)	(0.42)	(0.44)	(0.47)
Net increase (decrease) in net asset value	(0.14)	0.45	1.11	(1.69)	(0.07)
Net Asset Value at end of period	$ 7.05	$ 7.19	$ 6.74	$ 5.63	$ 7.32
Total Return (%)1	3.89	13.86	28.08	(17.93)	5.50
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,023	$4,571	$4,711	$ 5,833	$12,255
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.75	1.75	1.81	1.90	1.96
After reimbursement of expenses by Adviser (%)	1.75	1.75	1.75	1.75	1.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	6.01	6.62	7.01	6.04	6.37
Portfolio Turnover (%)2	55	47	73	59	74

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$ 7.09	$ 6.65	$ 5.56	$ 7.30	$ 7.36
Income from Investment Operations:
Net investment income3	0.49	0.52	0.47	0.48	0.51
Net realized and unrealized gain (loss) on investments	(0.16)	0.44	1.10	(1.65)	(0.03)
Total from investment operations	0.33	0.96	1.57	(1.17)	0.48
Less Distributions:
Distributions from net investment income	(0.50)	(0.52)	(0.48)	(0.57)	(0.54)
Total distributions	(0.50)	(0.52)	(0.48)	(0.57)	(0.54)
Net increase (decrease) in net asset value	(0.17)	0.44	1.09	(1.74)	(0.06)
Net Asset Value at end of period	$ 6.92	$ 7.09	$ 6.65	$ 5.56	$ 7.30
Total Return (%)1	4.81	15.04	29.35	(17.09)	6.72
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$81,572	$94,907	$80,394	$33,127	$21,115
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.75	0.75	0.80	0.89	0.94
After reimbursement of expenses by Adviser (%)	0.75	0.75	0.75	0.75	0.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	7.00	7.61	8.04	7.03	7.43
Portfolio Turnover (%)2	55	47	73	59	74

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
3	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$11.16	$10.17	$ 9.92	$13.24	$13.20
Income from Investment Operations:
Net investment income3	0.29	0.34	0.38	0.45	0.49
Net realized and unrealized gain (loss) on investments	0.52	0.98	0.28	(2.30)	0.27
Total from investment operations	0.81	1.32	0.66	(1.85)	0.76
Less Distributions:
Distributions from net investment income	(0.29)	(0.33)	(0.41)	(0.47)	(0.49)
Distributions from capital gains	–	–	–	(1.00)	(0.23)
Total distributions	(0.29)	(0.33)	(0.41)	(1.47)	(0.72)
Net increase (decrease) in net asset value	0.52	0.99	0.25	(3.32)	0.04
Net Asset Value at end of period	$11.68	$11.16	$10.17	$ 9.92	$13.24
Total Return (%)1	7.32	13.15	7.07	(15.39)	5.95
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$72,913	$73,040	$71,014	$70,095	$90,254
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.10	1.10	1.27	1.29	1.25
After reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.51	3.10	3.98	3.94	3.73
Portfolio Turnover (%)2	17	24	28	15	62

CLASS B
Net Asset Value at beginning of period	$11.22	$10.22	$ 9.96	$13.25	$13.22
Income from Investment Operations:
Net investment income3	0.20	0.26	0.32	0.39	0.40
Net realized and unrealized gain (loss) on investments	0.52	0.99	0.28	(2.34)	0.26
Total from investment operations	0.72	1.25	0.60	(1.95)	0.66
Less Distributions:
Distributions from net investment income	(0.20)	(0.25)	(0.34)	(0.34)	(0.40)
Distributions from capital gains	–	–	–	(1.00)	(0.23)
Total distributions	(0.20)	(0.25)	(0.34)	(1.34)	(0.63)
Net increase (decrease) in net asset value	0.52	1.00	0.26	(3.29)	0.03
Net Asset Value at end of period	$11.74	$11.22	$10.22	$9.96	$13.25
Total Return (%)1	6.47	12.35	6.24	(16.01)	5.09
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$15,906	$18,511	$18,322	$28,156	$57,581
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.85	1.85	2.04	2.04	2.00
After reimbursement of expenses by Adviser (%)	1.85	1.85	1.85	1.85	1.85
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.77	2.35	3.33	3.18	2.99
Portfolio Turnover (%)2	17	24	28	15	62

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
3	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

EQUITY INCOME FUND
	Year Ended 10/31/11	Inception to 10/31/101
CLASS A
Net Asset Value at beginning of period	$10.27	$10.00
Income from Investment Operations:
Net investment loss4	–	(0.04)
Net realized and unrealized gain on investments	0.50	0.71
Total from investment operations	0.50	0.67
Less Distributions:
Distributions from capital gains	(1.01)	(0.40)
Total distributions	(1.01)	(0.40)
Net increase in net asset value	(0.51)	0.27
Net Asset Value at end of period	$ 9.76	$10.27
Total Return (%)2	5.22	7.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,072	$2,886
Ratios of expenses to average net assets:	1.25	1.25
Ratio of net investment income to average net assets	(0.44)	(0.64)
Portfolio Turnover (%)3	107	58

CLASS Y
Net Asset Value at beginning of period	$10.29	$10.00
Income from Investment Operations:
Net investment income (loss)4	0.03	(0.04)
Net realized and unrealized gain on investments	0.50	0.73
Total from investment operations	0.53	0.69
Less Distributions:
Distributions from capital gains	(1.01)	(0.40)
Total distributions	(1.01)	(0.40)
Net increase in net asset value	(0.48)	0.29
Net Asset Value at end of period	$ 9.81	$10.29
Total Return (%)2	5.51	7.23
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$63,395	$32,634
Ratios of expenses to average net assets	1.00	1.00
Ratio of net investment income to average net assets	(0.15)	(0.46)
Portfolio Turnover (%)3	107	58

1	Fund was seeded on October 31, 2009.
2	Total return without applicable sales charge.
3	Portfolio Turnover is calculated at the fund level and represents the entire period.
4	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$11.40	$10.57	$10.60	$16.91	$15.47
Income from Investment Operations:
Net investment income3	0.18	0.12	0.20	0.28	0.22
Net realized and unrealized gain (loss) on investments	0.98	0.85	(0.01)	(6.30)	1.45
Total from investment operations	1.16	0.97	0.19	(6.02)	1.67
Less Distributions:
Distributions from net investment income	(0.14)	(0.14)	(0.22)	(0.19)	(0.23)
Distributions from capital gains	–	–	–	(0.10)	–
Total distributions	(0.14)	(0.14)	(0.22)	(0.29)	(0.23)
Net increase (decrease) in net asset value	1.02	0.83	(0.03)	(6.31)	1.44
Net Asset Value at end of period	$12.42	$11.40	$10.57	$10.60	$16.91
Total Return (%)1	10.27	9.22	2.08	(36.17)	10.88
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$54,271	$53,520	$54,242	$58,075	$116,358
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.16	1.16	1.19	1.16	1.13
After reimbursement of expenses by Adviser (%)	1.16	1.16	1.18	1.16	1.13
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.44	1.07	2.00	1.87	1.32
Portfolio Turnover (%)2	39	70	86	55	47

CLASS B
Net Asset Value at beginning of period	$11.20	$10.38	$10.42	$16.61	$15.20
Income from Investment Operations:
Net investment income3	0.12	0.06	0.19	0.27	0.16
Net realized and unrealized gain (loss) on investments	0.94	0.82	(0.08)	(6.29)	1.36
Total from investment operations	1.06	0.88	0.11	(6.02)	1.52
Less Distributions:
Distributions from net investment income	(0.05)	(0.06)	(0.15)	(0.07)	(0.11)
Distributions from capital gains	–	–	–	(0.10)	–
Total distributions	(0.05)	(0.06)	(0.15)	(0.17)	(0.11)
Net increase (decrease) in net asset value	1.01	0.82	(0.04)	(6.19)	1.41
Net Asset Value at end of period	$12.21	$11.20	$10.38	$10.42	$16.61
Total Return (%)1	9.52	8.45	1.23	(36.59)	10.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$7,199	$8,863	$9,637	$14,993	$43,146
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.91	1.91	1.95	1.91	1.89
After reimbursement of expenses by Adviser (%)	1.91	1.91	1.94	1.91	1.88
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.70	0.31	1.36	1.11	0.61
Portfolio Turnover (%)2	39	70	86	55	47

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
3	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND (continued)
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$11.42	$10.58	$10.62	$16.93	$15.48
Income from Investment Operations:
Net investment income4	0.23	0.15	0.18	0.22	0.21
Net realized and unrealized gain (loss) on investments	0.97	0.86	0.03	(6.20)	1.51
Total from investment operations	1.20	1.01	0.21	(5.98)	1.72
Less Distributions:
Distributions from net investment income	(0.18)	(0.17)	(0.25)	(0.23)	(0.27)
Return of capital	–	–	–	(0.10)	–
Total distributions	(0.18)	(0.17)	(0.25)	(0.33)	(0.27)
Net increase (decrease) in net asset value	1.02	0.84	(0.04)	(6.31)	1.45
Net Asset Value at end of period	$12.44	$11.42	$10.58	$10.62	$16.93
Total Return (%)1	10.53	9.58	2.24	(35.97)	11.21
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$78,344	$90,233	$80,167	$54,828	$47,949
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.91	0.91	0.93	0.91	0.87
After reimbursement of expenses by Adviser (%)	0.91	0.91	0.93	0.91	0.88
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.69	1.31	2.12	2.07	1.47
Portfolio Turnover (%)3	39	70	86	55	47

LARGE CAP GROWTH FUND
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$15.20	$13.15	$11.07	$17.39	$14.70
Income from Investment Operations:
Net investment income (loss)4	(0.01)	0.02	0.05	0.03	(0.00)2
Net realized and unrealized gain (loss) on investments	0.83	2.08	2.05	(6.35)	2.69
Total from investment operations	0.82	2.10	2.10	(6.32)	2.69
Less Distributions:
Distributions from net investment income	(0.02)	(0.05)	(0.02)	–	–
Total distributions	(0.02)	(0.05)	(0.02)	–	–
Net increase (decrease) in net asset value	0.80	2.05	2.08	(6.32)	2.69
Net Asset Value at end of period	$16.00	$15.20	$13.15	$11.07	$17.39
Total Return (%)1	5.39	15.96	18.99	(36.34)	18.30
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$48,068	$48,389	$45,398	$38,538	$68,253
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.20	1.20	1.31	1.34	1.43
After reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.05)	0.13	0.41	0.18	(0.02)
Portfolio Turnover (%)3	77	79	105	141	93

1	Total return without applicable sales charge.
2	Amounts represent less than $0.005 per share.
3	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
4	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND (continued)
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS B
Net Asset Value at beginning of period	$13.99	$12.16	$10.30	$16.29	$13.88
Income from Investment Operations:
Net investment income (loss)3	(0.13)	(0.08)	(0.02)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	0.78	1.91	1.88	(5.88)	2.54
Total from investment operations	0.65	1.83	1.86	(5.99)	2.41
Net increase (decrease) in net asset value	0.65	1.83	1.86	(5.99)	2.41
Net Asset Value at end of period	$14.64	$13.99	$12.16	$10.30	$16.29
Total Return (%)1	4.65	15.05	18.06	(36.77)	17.36
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$7,581	$9,698	$9,665	$13,580	$36,147
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.95	1.95	2.07	2.10	2.18
After reimbursement of expenses by Adviser (%)	1.95	1.95	1.95	1.95	1.95
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.79)	(0.62)	(0.30)	(0.56)	(0.76)
Portfolio Turnover (%)2	77	79	105	141	93

	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$15.30	$13.23	$11.14	$17.45	$14.72
Income from Investment Operations:
Net investment income3	0.04	0.07	0.06	0.06	0.02
Net realized and unrealized gain (loss) on investments	0.82	2.08	2.07	(6.37)	2.71
Total from investment operations	0.86	2.15	2.13	(6.31)	2.73
Less Distributions:
Distributions from net investment income	(0.05)	(0.08)	(0.04)	–	–
Total distributions	(0.05)	(0.08)	(0.04)	–	–
Net increase (decrease) in net asset value	0.81	2.07	2.09	(6.31)	2.73
Net Asset Value at end of period	$16.11	$15.30	$13.23	$11.14	$17.45
Total Return (%)1	5.63	16.26	19.26	(36.16)	18.55
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$61,122	$94,475	$106,390	$70,203	$52,811
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.95	0.95	1.06	1.09	1.16
After reimbursement of expenses by Adviser (%)	0.95	0.95	0.95	0.95	0.95
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.22	0.38	0.63	0.45	0.19
Portfolio Turnover (%) 2	77	79	105	141	93

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
3	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$ 5.95	$ 4.95	$ 4.08	$ 7.45	$ 6.27
Income from Investment Operations:
Net investment loss4	(0.00)1	(0.02)	(0.03)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	0.65	1.02	0.90	(3.28)	1.25
Total from investment operations	0.65	1.00	0.87	(3.32)	1.18
Less Distributions:
Distributions from capital gains	–	–	-	(0.05)	–
Total distributions	–	–	–	(0.05)	–
Net increase (decrease) in net asset value	0.65	1.00	0.87	(3.37)	1.18
Net Asset Value at end of period	$ 6.60	$ 5.95	$ 4.95	$ 4.08	$ 7.45
Total Return (%)2	10.92	20.20	21.03	(44.71)	18.82
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$43,865	$42,627	$17,138	$14,241	$33,459
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.40	1.40	1.56	1.44	1.50
After reimbursement of expenses by Adviser (%)	1.40	1.40	1.40	1.40	1.33
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.05)	(0.50)	(0.61)	(0.56)	(0.87)
Portfolio Turnover (%)3	70	68	198	127	109

CLASS B
Net Asset Value at beginning of period	$ 5.49	$ 4.60	$ 3.83	$ 7.04	$ 5.96
Income from Investment Operations:
Net investment loss4	(0.06)	(0.05)	(0.06)	(0.10)	(0.13)
Net realized and unrealized gain (loss) on investments	0.61	0.94	0.83	(3.06)	1.21
Total from investment operations	0.55	0.89	0.77	(3.16)	1.08
Less Distributions:
Distributions from capital gains	–	–	–	(0.05)	–
Total distributions	–	–	–	(0.05)	–
Net increase (decrease) in net asset value	0.55	0.89	0.77	(3.21)	1.08
Net Asset Value at end of period	$ 6.04	$ 5.49	$ 4.60	$ 3.83	$ 7.04
Total Return (%)2	10.02	19.35	20.10	(45.18)	17.92
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$8,181	$9,879	$4,231	$4,891	$13,598
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.15	2.15	2.32	2.19	2.25
After reimbursement of expenses by Adviser (%)	2.15	2.15	2.15	2.15	2.08
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.79)	(1.24)	(1.34)	(1.32)	(1.62)
Portfolio Turnover (%)3	70	68	198	127	109

1	Amounts represent less than $0.005 per share.
2	Total return without applicable sales charge.
3	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
4	Net investment loss calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND (continued)
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$ 6.01	$ 5.00	$ 4.11	$ 7.47	$ 6.27
Income from Investment Operations:
Net investment income (loss)7	0.01	(0.01)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	0.67	1.02	0.90	(3.29)	1.23
Total from investment operations	0.68	1.01	0.89	(3.31)	1.20
Less Distributions:
Distributions from capital gains	–	–	–	(0.05)	–
Total distributions	–	0.00	–	(0.05)	–
Net increase (decrease) in net asset value	0.68	1.01	0.89	(3.36)	1.20
Net Asset Value at end of period	$ 6.69	$ 6.01	$ 5.00	$ 4.11	$ 7.47
Total Return (%)2	11.31	20.20	21.65	(44.66)	19.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$59,257	$26,101	$23,389	$17,649	$32,631
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.15	1.15	1.30	1.19	1.22
After reimbursement of expenses by Adviser (%)	1.15	1.15	1.15	1.15	1.11
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.18	(0.23)	(0.37)	(0.27)	(0.62)
Portfolio Turnover (%)5	70	68	198	127	109

SMALL CAP FUND
	Year Ended October 31,				Inception to 10/31/071
	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$ 9.93	$ 8.24	$ 7.29	$10.36	$10.00
Income from Investment Operations:
Net investment income7	0.04	0.006	0.03	0.22	0.06
Net realized and unrealized gain (loss) on investments	0.86	1.70	0.94	(3.07)	0.30
Total from investment operations	0.90	1.70	0.97	(2.85)	0.36
Redemption Fees (see Note 2)	0.01	–	–	–	–
Less Distributions:
Distributions from investment income	(0.05)	(0.01)	(0.02)	(0.05)	–
Distributions from capital gains	–	–	–	(0.17)	–
Total distributions	(0.05)	(0.01)	(0.02)	(0.22)	–
Net increase (decrease) in net asset value	0.86	1.69	0.95	(3.07)	0.36
Net Asset Value at end of period	$10.79	$ 9.93	$ 8.24	$ 7.29	$10.36
Total Return (%)2	9.12	20.60	13.30	(28.02)	3.603
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,201	$2,540	$1,301	$ 883	$6,098
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.50	1.50	2.85	2.18	2.614
After reimbursement of expenses by Adviser (%)	1.50	1.50	1.50	1.50	1.504
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.33	0.04	0.50	0.56	0.714
Portfolio Turnover (%)5	15	40	21	55	143

1	Commenced investment operations December 27, 2006.	5	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
2	Total return without applicable sales charge.	6	Amounts represent less than $0.005 per share.
3 4	Not annualized. Annualized.	7	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP FUND (continued)
	Year Ended October 31,				Inception to 10/31/071
	2011	2010	2009	2008
CLASS B
Net Asset Value at beginning of period	$ 9.78	$ 8.18	$ 7.24	$10.29	$10.00
Income from Investment Operations:
Net investment income (loss)7	(0.06)	(0.07)	(0.02)	0.03	(0.00)5
Net realized and unrealized gain (loss) on investments	0.86	1.67	0.94	(2.91)	0.29
Total from investment operations	0.80	1.60	0.92	(2.88)	0.29
Redemption Fees (see Note 2)	–	–	0.02	0.02	0.004
Less Distributions:
Distributions from net investment income	(0.03)	–	–	–	–
Distributions from capital gains	–	–	–	(0.17)	–
Total distributions	(0.03)	0.00	–	(0.17)	–
Net increase (decrease) in net asset value	0.77	1.60	0.94	(3.05)	0.29
Net Asset Value at end of period	$10.55	$ 9.78	$ 8.18	$ 7.24	$10.29
Total Return (%)2	8.20	19.56	12.98	(28.38)	2.903
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$266	$262	$100	$ 67	$ 200
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.25	2.25	11.03	7.88	11.244
After reimbursement of expenses by Adviser (%)	2.25	2.25	2.25	2.25	2.254
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.42)	(0.72)	(0.22)	(0.19)	(0.01)4
Portfolio Turnover (%)6	15	40	21	55	143

	Year Ended October 31,				Inception to 10/31/071
	2011	2010	2009	2008
CLASS Y
Net Asset Value at beginning of period	$ 9.91	$ 8.22	$ 7.31	$10.37	$ 9.82
Income from Investment Operations:
Net investment income7	0.07	0.03	0.05	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.85	1.69	0.92	(2.88)	0.50
Total from investment operations	0.92	1.72	0.97	(2.82)	0.55
Less Distributions:
Distributions from net investment income	(0.06)	(0.03)	(0.06)	(0.07)	–
Distributions from capital gains	–	–	–	(0.17)	–
Total distributions	(0.06)	(0.03)	(0.06)	(0.24)	–
Net increase (decrease) in net asset value	0.86	1.69	0.91	(3.06)	0.55
Net Asset Value at end of period	$10.77	$ 9.91	$ 8.22	$ 7.31	$10.37
Total Return (%)2	9.29	20.90	13.53	(27.71)	5.603
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$17,039	$29,240	$20,389	$13,453	$14,949
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.25	1.25	1.52	1.61	1.914
After reimbursement of expenses by Adviser (%)	1.25	1.25	1.25	1.25	1.254
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.69	0.29	0.77	0.81	0.994
Portfolio Turnover (%)6	15	40	21	55	143

1	Commenced investment operations December 27, 2006.	5	Amounts represent less than $0.005 per share.
2	Total return without applicable sales charge.	6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
3 4	Not annualized. Annualized.	7	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$10.58	$ 9.94	$ 8.47	$17.05	$15.66
Income from Investment Operations:
Net investment income4	0.16	0.12	0.15	0.23	0.16
Net realized and unrealized gain (loss) on investments	(0.47)	0.77	1.69	(6.06)	2.92
Total from investment operations	(0.31)	0.89	1.84	(5.83)	3.08
Redemption Fees (see Note 2)	0.001	–	–	–	–
Less Distributions:
Distributions from net investment income	(0.15)	(0.25)	(0.16)	(0.24)	(0.11)
Distributions from capital gains	–	–	(0.21)	(2.51)	(1.58)
Total distributions	(0.15)	(0.25)	(0.37)	(2.75)	(1.69)
Net increase (decrease) in net asset value	(0.46)	0.64	1.47	(8.58)	1.39
Net Asset Value at end of period	$10.12	$10.58	$ 9.94	$ 8.47	$17.05
Total Return (%)2	(3.00)	9.01	22.82	(40.46)	21.24
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$20,763	$23,505	$23,094	$19,040	$52,145
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.60	1.60	1.73	1.93	1.89
After reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.45	1.19	1.81	1.67	0.99
Portfolio Turnover (%)3	44	52	82	69	79

CLASS B
Net Asset Value at beginning of period	$10.39	$ 9.76	$ 8.33	$16.79	$15.45
Income from Investment Operations:
Net investment income4	0.08	0.05	0.14	0.18	0.08
Net realized and unrealized gain (loss) on investments	(0.47)	0.75	1.60	(6.01)	2.84
Total from investment operations	(0.39)	0.80	1.74	(5.83)	2.92
Less Distributions:
Distributions from net investment income	(0.08)	(0.17)	(0.10)	(0.12)	–
Distributions from capital gains	–	–	(0.21)	(2.51)	(1.58)
Total distributions	(0.08)	(0.17)	(0.31)	(2.63)	(1.58)
Net increase (decrease) in net asset value	(0.47)	0.63	1.43	(8.46)	1.34
Net Asset Value at end of period	$ 9.92	$10.39	$ 9.76	$ 8.33	$16.79
Total Return (%)2	(3.77)	8.26	21.91	(40.95)	20.31
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,872	$4,854	$5,109	$ 6,237	$15,630
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.35	2.35	2.49	2.69	2.64
After reimbursement of expenses by Adviser (%)	2.35	2.35	2.35	2.35	2.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.72	0.43	1.09	1.04	0.41
Portfolio Turnover (%)3	44	52	82	69	79

1	Amounts represent less than $0.005 per share.
2	Total return without applicable sales charge.
3	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
4	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND (continued)
	Year Ended October 31,
	2011	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$10.59	$ 9.95	$ 8.48	$17.08	$15.68
Income from Investment Operations:
Net investment income3	0.21	0.22	0.16	0.31	0.17
Net realized and unrealized gain (loss) on investments	(0.49)	0.69	1.70	(6.12)	2.96
Total from investment operations	(0.28)	0.91	1.86	(5.81)	3.13
Less Distributions:
Distributions from net investment income	(0.18)	(0.27)	(0.18)	(0.28)	(0.15)
Distributions from capital gains	–	–	(0.21)	(2.51)	(1.58)
Total distributions	(0.18)	(0.27)	(0.39)	(2.79)	(1.73)
Net increase (decrease) in net asset value	(0.46)	0.64	1.47	(8.60)	1.40
Net Asset Value at end of period	$10.13	$10.59	$ 9.95	$ 8.48	$17.08
Total Return (%)1	(2.85)	9.28	23.25	(40.41)	21.59
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$44,358	$74,421	$120,187	$81,569	$60,525
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.35	1.35	1.47	1.68	1.66
After reimbursement of expenses by Adviser (%)	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.70	1.42	2.07	2.25	1.48
Portfolio Turnover (%)2	44	52	82	69	79

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
3	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2011

Notes to Financial Statements

1. ORGANIZATION

The MEMBERS Mutual Funds, a Delaware business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end, management investment company. As of the date of this report, the Trust offers thirteen funds (individually, a "Fund," collectively, the "Funds"). The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the "Investment Adviser"). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers ("Subadvisers") for the management of the investments of the High Income Fund, Small Cap Fund, and the International Stock Fund. The accompanying financial statements include the Cash Reserves, Bond, High Income, Diversified Income, Equity Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds (collectively, the "Core Funds"), and the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the "Allocation Funds"). The Core Funds, excluding the Cash Reserves, Diversified Income and Equity Income Funds, offer three classes of shares: Class A, B and Y, the Allocation Funds offer three classes of shares: Class A, B and C. The Cash Reserves Fund and the Diversified Income Fund offer two classes of shares: Class A and B, and the Equity Income Fund offers two classes of shares: Class A and Y. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of Fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Securities and other investments are valued as follows: Equity securities and exchange-traded funds ("ETFs") listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value ("NAV") which is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Total net assets are determined by adding

MEMBERS Mutual Funds | October 31, 2011

Notes to Financial Statements

the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Because the assets of the Allocation Funds consist primarily of shares of underlying funds, the NAV of each Allocation Fund is determined based on the NAVs of the underlying funds. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Exchange traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded except for the Equity Income Fund, where they are valued at the mean of the best bid and best ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Funds’ Pricing Committee (the "Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then current exchange rate at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time).

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or official closing prices. Because the Allocation Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to "fair" value any of the investments of these Funds. However, an underlying fund may need to "fair" value one or more of its investments, which may, in turn, require a Allocation Fund to do the same because of delays in obtaining the underlying fund’s NAV.

A Fund’s investments (or underlying fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated at as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters (generally, tracking valuation correlations between the U.S. market and each non-U.S. security) established by the Committee and approved by the Funds.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

MEMBERS Mutual Funds | October 31, 2011

Notes to Financial Statements

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with "primary dealers" in U.S. Government securities. As of October 31, 2011, only the Equity Income Fund had open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

In April 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-03 "Reconsideration of Effective Control of Repurchase Agreements". ASU 2011-03 is an amendment to Topic 860 "Transfers and Servicing". These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the Funds’  financial statements.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

Each Fund, except the Cash Reserves Fund, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Net realized gains of $3,040,357 are included in the Statements of Operations under the heading "Net realized loss on investments" for the International Stock Fund. The Cash Reserves Fund can only invest in U.S. dollar-denominated foreign money market securities.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each Fund, except the Cash Reserves Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or

MEMBERS Mutual Funds | October 31, 2011

Notes to Financial Statements

closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. As of October 31, 2011, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Futures Contracts: Each Fund, except the Cash Reserves Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a Fund enters into a futures contract, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. The Fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of October 31, 2011, none of the Funds had open futures contracts.

Illiquid Securities: Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 5% of net assets. At October 31, 2011, investments in securities of the Bond, High Income and Diversified Income Funds include issues that are illiquid. The aggregate values of illiquid securities held by Bond, High Income and Diversified Income were $2,938,256, $867,750 and $1,682,031, respectively, which represent 1.5%, 0.8% and 1.9% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at October 31, 2011, which includes cost and acquisition date, is as follows:

Security:	Acquisition Date	Acquisition Cost
Bond Fund
American Association of Retired Persons	5/16/02	$793,403
ERAC USA Finance LLC	12/16/04	629,355
WM Wrigley Jr. Co.	6/21/10	1,239,008
		$2,661,766
High Income Fund
Affinion Group Inc.	Various	$671,000
Gulfmark Offshore Inc.	Various	199,416
		$ 870,416
Diversified Income Fund
American Association of Retired Persons	5/16/02	$793,403
ERAC USA Finance LLC	12/16/04	355,722
WM Wrigley Jr. Co.	6/21/10	279,776
		$1,428,901

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often a month or more after the purchase. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty

MEMBERS Mutual Funds | October 31, 2011

 Notes to Financial Statements

does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2011, none of the Funds had entered into such transactions.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds. Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2011 reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$ (198)	$621,872	$(621,674)
Moderate Allocation	--	987,621	(987,621)
Aggressive Allocation	(2)	151,064	(151,062)
Cash Reserves	--	--	--
Bond	--	(24,524)	24,524
High Income	1	118,915	(118,916)
Diversified Income	2	(8,662)	8,660
Equity Income	--	72,344	(72,344)
Large Cap Value	3	(254)	251
Large Cap Growth	5	(972)	967
Mid Cap	(33,486)	33,474	12
Small Cap	(2,322)	(20,544)	22,866
International Stock	(315)	687,011	(686,696)

Redemption Fees: The Small Cap and the International Stock Funds will deduct a fee of 2% from redemption proceeds on Class A and Class B shares held 30 calendar days or less. Redemption fees are treated as additional paid-in capital to the Fund from which the shares are redeemed and are designed to help offset any costs associated with short-term shareholder trading.

Fair Value Measurements: Each Fund has adopted the Financial Accounting Standards Board ("FASB") guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in, or pay to transfer a liability in, an orderly transaction with an independent buyer in the principal or most advantageous market of the investment or liability. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments

MEMBERS Mutual Funds | October 31, 2011

Notes to Financial Statements

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended October 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation. As of October 31, 2011, none of the Funds held securities deemed as a Level 3.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Funds’ investments carried at market value
(please see the Portfolio of Investments for each Fund for a listing of all securities within each caption):

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/2011
Conservative Allocation	$ 49,234,591	$ –	$ –	$ 49,234,591
Moderate Allocation	115,199,610	–	–	115,199,610
Aggressive Allocation	41,062,634	–	–	41,062,634
Cash Reserves1	611,856	13,122,577	–	13,734,433
Bond
Asset Backed	–	2,254,713	–	2,254,713
Corporate Notes and Bonds	–	35,397,166	–	35,397,166
Mortgage Backed	–	22,087,747	–	22,087,747
U.S. Government and Agency Obligations	–	119,343,600	–	119,343,600
Investment Companies	11,806,527	–	–	11,806,527
	11,806,527	179,083,226	–	190,889,753
High Income
Preferred Stocks	782,775	–		782,775
Corporate Notes and Bonds	–	102,692,342	–	102,692,342
Investment Companies	6,006,384	–	–	6,006,384
	6,789,159	102,692,342	–	109,481,501
Diversified Income
Common Stocks	46,341,208	–	–	46,341,208
Asset Backed	–	585,608	–	585,608
Corporate Notes and Bonds	–	15,254,478	–	15,254,478
Mortgage Backed	–	8,661,545	–	8,661,545
U.S. Government and Agency Obligations	–	12,442,532	–	12,442,532
Investment Companies	5,118,672	–	–	5,118,672
	51,459,880	36,944,163	–	88,404,043
1 At October 31, 2011, all Level 2 securities held are Short Term Investments, see respective Portfolio of Investments.

MEMBERS Mutual Funds | October 31, 2011

Notes to Financial Statements

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/2011
Equity Income
Assets:
Common Stocks	48,953,013	––	–	48,953,013
Repurchase Agreement	–	18,742,208	–	18,742,208
Investment Companies	1,738,200	–	–	1,738,200
	50,691,213	18,742,208	–	69,433,421
Liabilities:
Options Written	1,989,802	–	–	1,989,802
Large Cap Value
Common Stocks	136,358,334	–	–	136,358,334
Investment Companies	3,455,499	–	–	3,455,499
	139,813,833	–	–	139,813,833
Large Cap Growth
Common Stocks	111,314,376	–	–	111,314,376
Investment Companies	4,456,158	–	–	4,456,158
	115,770,534	–	–	115,770,534
Mid Cap
Common Stocks	105,600,924	–	–	105,600,924
Investment Companies	5,993,941	–	–	5,993,941
	111,594,865	–	–	111,594,865
Small Cap
Common Stocks	$ 19,859,804	$ –	$ –	$ 19,859,804
Investment Companies	266,002	–	–	266,002
	20,125,806	–	–	20,125,806
International Stock
Common Stocks
Australia	–	2,941,386	–	2,941,386
Belgium	–	1,822,872	–	1,822,872
Brazil	–	2,253,253	–	2,253,253
Canada	–	1,192,317	–	1,192,317
China	–	572,961	–	572,961
Finland	–	880,658	–	880,658
France	–	7,284,403	–	7,284,403
Germany	–	4,849,189	–	4,849,189
Ireland	710,619	–	–	710,619
Italy	–	713,488	–	713,488
Japan	–	11,471,659	–	11,471,659
Netherland	–	1,139,031	–	1,139,031
New Zealand	–	609,166		609,166
Norway	–	477,543	–	477,543
Russia	–	1,063,769	–	1,063,769
South Africa	486,030	–	–	486,030
South Korea	–	1,716,254	–	1,716,254
Spain	–	1,238,130	–	1,238,130
Sweden	–	1,644,280		1,644,280
Switzerland	–	3,506,298	–	3,506,298
Turkey	427,986	335,408	–	763,394
United Kingdom	–	19,937,224	–	19,937,224
Investment Companies	1,672,283	–	–	1,672,283
	3,296,918	65,649,289	–	68,946,207

MEMBERS Mutual Funds | October 31, 2011

Notes to Financial Statements

The Funds have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures; Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuance and settlements on a gross basis will be effective for interim and annual period beginning after December 15, 2010. There were no transfers between classification levels during the period ended October 31, 2011.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Equity Income Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2011:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	–	--	Options written	$1,989,802

The following table presents the effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2011:

Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives
Equity contracts	$2,019,779	$311,712

Management has determined that there is no impact on the financial statements of the other Funds held in the Trust as they currently do not hold derivative financial instruments.

In May 2011, FASB issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. The effective date of the ASU is for Interim and annual periods beginning after December 15, 2011 and therefore not effective for the current fiscal year. The adviser is in the process of assessing the impact of the updated standards on the Trust’s financial statements.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement: For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows: 0.20% for the Conservative, Moderate and Aggressive Allocation Funds (collectively, the "Allocation Funds");

MEMBERS Mutual Funds | October 31, 2011

Notes to Financial Statements

0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Diversified Income Fund; 0.85% for the Equity Income Fund; 0.55% for the Large Cap Value Fund; 0.75% for the Large Cap Growth Fund; 0.75% for the Mid Cap Fund; 1.00% for the Small Cap Fund; and 1.05% for the International Stock Fund. Except for the Allocations Funds and the Equity Income Fund, each Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds at October 31, 2011, are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Fund, and Lazard Asset Management LLC for the International Stock Fund.

The Investment Adviser may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of management fees on the Cash Reserves Fund Class A Shares and Class B Shares for the purpose of maintaining a one–day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2011, the waivers totaled $46,666 for Class A Shares and $6,713 for Class B Shares and are reflected as fees waived in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Services Agreement. The Investment Adviser provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows: 0.25% for each of the Conservative, Moderate and Aggressive Allocation Funds; 0.15% for the Cash Reserves Fund; 0.15% for the Bond Fund; 0.20% for the High Income Fund; 0.20% for the Diversified Income Fund; 0.15% for the Equity Income Fund; 0.36% for the Large Cap Value Fund; 0.20% for the Large Cap Growth Fund; 0.40% for the Mid Cap Fund; 0.25% for the Small Cap Fund; and 0.30% for the International Stock Fund. The direct expenses of the Funds’ Independent Trustees and independent auditors are paid out of this fee by the Funds.

The Investment Adviser may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of service agreement fees on the Cash Reserves Fund Class A Shares and Class B Shares for the purpose of maintaining a one–day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2011, the waivers totaled $6,416 for Class A Shares and $840 for Class B Shares and are reflected as fees waived in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Distribution Agreement. Mosaic Funds Distributor, LLC ("MFD") serves as distributor of the Funds. The Trust adopted distribution and/or service plans (the "Plans") with respect to the Trust’s Class A, B, and C shares pursuant to Rule 12b–1 under the 1940 Act. Under the Plans, the Trust will pay service fees to MFD for Class A, Class B, and Class C shares at an aggregate annual rate of 0.25% of each Fund’s daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees to MFD for Class B and Class C shares at an aggregate annual rate of 0.75% of each Fund’s daily net assets attributable to their respective classes. The distribution fees are used to reimburse MFD for its distribution expenses with respect to Class B and Class C shares only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees are used by MFD to compensate selling brokers and others for providing personal and account maintenance services to shareholders. Fees incurred by the Funds under the Plans are detailed in the statement of operations.

Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Funds. Rather, they are deducted from the proceeds of sales of Fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A, B and C shares), as applicable. MFD, in turn, uses a portion of these fees to pay financial advisors who sell

MEMBERS Mutual Funds | October 31, 2011

Notes to Financial Statements

Fund shares, as disclosed in the prospectus. The sales charges and CDSC collected and retained for the period November 1, 2010 through October 31, 2011, were as follows:

	Amount Collected			Amount Retained
Fund	Class A	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	$129,272	$23,131	$1,698	$15,282	$23,131	$1,698
Moderate Allocation	410,804	57,365	727	49,539	57,365	727
Aggressive Allocation	155,408	20,055	128	18,427	20,055	128
Cash Reserves	–	4,269		–	4,269
Bond	51,081	7,304		6,113	7,304
High Income	33,650	5,044		4,516	5,044
Diversified Income	128,283	12,861		16,625	12,861
Equity Income	35,956	–		4,848	–
Large Cap Value	51,745	9,042		6,491	9,042
Large Cap Growth	61,007	10,179		7,296	10,179
Mid Cap	45,414	5,894		4,992	5,894
Small Cap	5,539	195		587	195
International Stock	35,531	4,201		4,148	4,201

The distributor may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the distributor waived a portion of 12b-1 fees on the Cash Reserves Fund Class B Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2011, the waivers totaled $12,592 and are reflected as fees waived in the accompanying Statement of Operations. The distributor does not have the right to recoup these waived fees.

Officers and Trustees: Certain officers and trustees of the Funds are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Unaffiliated trustees receive from the Trust an attendance fee for each Board or Committee meeting attended, with additional remuneration paid to the Audit Committee and Nominating and Governance Committee chairpersons.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Cash Reserves Fund declares dividends, if any, daily and reinvests monthly. The Bond Fund, High Income Fund and Diversified Income Fund declare and reinvest dividends, if any, monthly. The Conservative Allocation and Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, and the International Stock Fund declare and reinvest dividends, if any, annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2011, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

MEMBERS Mutual Funds | October 31, 2011

Notes to Financial Statements

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$ –	$ –	$14,381,591	$12,275,159
Moderate Allocation	–	–	25,603,460	22,302,085
Aggressive Allocation	–	–	14,000,105	11,857,599
Bond	20,365,106	28,591,975	804,096	4,444,589
High Income	–	–	59,437,735	70,093,835
Diversified Income	2,574,767	3,278,297	12,240,823	20,170,185
Equity Income	–	–	58,211,686	36,049,968
Large Cap Value	–	–	56,679,406	83,127,341
Large Cap Growth	–	–	102,653,573	145,146,017
Mid Cap	–	–	83,521,702	59,171,152
Small Cap	–	–	4,036,359	18,534,920
International Stock	–	–	37,430,018	66,770,624

6. COVERED CALL OPTIONS

The Equity Income Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the fund by providing protection from declining stock prices.

Transactions in option contracts during the period ended October 31, 2011 were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	5,256	$1,154,193
Options written during the period	23,742	5,069,548
Options expired during the period	(6,430)	(1,192,849)
Options closed during the period	(5,480)	(1,407,845)
Options assigned during the period	(8,756)	(1,877,548)
Options outstanding, end of period	8,332	$1,745,499

7. FOREIGN SECURITIES

Each Fund may invest in foreign securities, however, the Cash Reserves Fund is limited to U.S. dollar–denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Swedish Depositary Receipts ("SDRs") and foreign money market securities. Dollar–denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the Funds have reclaim receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statement of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

MEMBERS Mutual Funds | October 31, 2011

Notes to Financial Statements

8. SECURITIES LENDING

Each Fund, except the Allocation, Cash Reserves, Small Cap and Equity Income Funds, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At October 31, 2011, none of the Funds had securities out on loan.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

9. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all it’s taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2011. It is the Funds’ policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended October 31, 2008 through October 31, 2011.

The tax character of distributions paid during the years ended October 31, 2011 and 2010 was as follows:

	Ordinary Income			Ordinary Income
Fund	2011	2010	Fund	2011	2010
Conservative Allocation	$1,679,647	$1,173,419	Equity Income	$3,984,139	$1,370,365
Moderate Allocation	2,617,703	1,374,464	Large Cap Value	1,976,498	2,122,321
Aggressive Allocation	387,776	272,700	Large Cap Growth	359,526	665,503
Cash Reserves	–	–	Mid Cap	–	–
Bond	5,173,830	5,405,293	Small Cap	190,416	81,571
High Income	7,821,504	8,805,665	International Stock	1,521,140	2,823,711
Diversified Income	2,111,865	2,640,412

No long-term capital gain distributions were paid during the fiscal years ended October 31, 2011 or 2010.

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Fund	Ordinary Income	Capital Gain
Conservative Allocation	$ 4,157	Equity Income	$1,294,246	$723,406
Moderate Allocation	1,069,200	Large Cap Value	1,860,913	–
Aggressive Allocation	136,547	Large Cap Growth	79,708	–
Cash Reserves	–	Mid Cap	–	–
Bond	89,447	Small Cap	498	648,950
High Income	278,497	International Stock	1,438,217	–
Diversified Income	8,425

MEMBERS Mutual Funds | October 31, 2011

Notes to Financial Statements

For federal income tax purposes, the Funds listed below have capital loss carryovers as of October 31, 2011, which are available to offset future capital gains, if any:

Fund	2011	2012	2013	2014	2015	2016	2017	2018
Conservative Allocation	$ –	$ –	$ –	$ –	$ –	$ 610,919	$ 1,619,779	$ –
Moderate Allocation	–	–	–	–	–	3,419,585	6,462,247	3,257,526
Aggressive Allocation	–	–	–	–	–	1,133,165	2,049,055	2,346,155
Cash Reserves	–	–	–	–	–	–	–	5
Bond	–	–	–	107,855	57,909	–	836,574	–
High Income	–	–	–	–		140,426	2,183,308	–
Diversified Income	–	–	–	–	–	–	10,670,897	–
Large Cap Value	–	–	–	–	–	871,110	20,011,738	–
Large Cap Growth	–	–	–	–	–	–	5,990,051	–
Mid Cap	–	–	–	–	–	6,223,470	7,674,960	–
Small Cap	–	–	–	–	–	3,379,470	–	–
International Stock	–	–	–	–	–	–	16,644,358	1,381,274

Included in the net capital loss carryovers for Mid Cap Fund and Small Cap Fund is $6,223,470 and $3,379,470, respectively, of capital loss carryovers subject to certain limitations upon availability, to offset future gains, if any, as the successor of a merger.

For the year-ended October 31, 2011, capital losses utilized for each fund were as follows:

Fund	Amount Utilized	Fund	Amount Utilized
Conservative Allocation	$ 45,181	Diversified Income	$ 3,854,108
Moderate Allocation	702,063	Large Cap Value	7,760,862
Aggressive Allocation	297,945	Large Cap Growth	15,673,575
Cash Reserves	5	Mid Cap	10,725,689
Bond	386,527	Small Cap	2,557,720
High Income	4,007,085	International Stock	6,258,194

At October 31, 2011, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$ 1,411,396	$ 486,788	$ 924,608
Moderate Allocation	4,102,607	647,989	3,454,618
Aggressive Allocation	2,026,943	157,360	1,869,583
Cash Reserves	–	–	–
Bond	15,515,690	557,175	14,958,515
High Income	4,473,793	710,430	3,763,363
Diversified Income	8,815,601	1,900,880	6,914,721
Equity Income	1,189,286	3,237,288	(2,048,002)
Large Cap Value	13,783,833	2,633,924	11,149,909
Large Cap Growth	16,786,277	4,757,997	12,028,280
Mid Cap	10,286,903	1,685,950	8,600,953
Small Cap	5,161,388	478,111	4,683,277
International Stock	8,265,400	2,208,501	6,056,899

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for

MEMBERS Mutual Funds | October 31, 2011

Notes to Financial Statements

taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. The Modernization Act provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized before loss carryover arising in taxable years beginning prior to December 22, 2010.

10. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves certain risks, other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect  correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Fund, and International Stock Fund may enter into these contracts primarily to protect these Funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

The Equity Income Fund invests in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Each Allocation Fund is structured as a fund of funds, meaning that each invests primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the Allocation Funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.

Additionally, the Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

MEMBERS Mutual Funds | October 31, 2011

Notes to Financial Statements

11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in underlying funds, of which certain underlying funds may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the "affiliated underlying funds’’). A summary of the transactions with each affiliated underlying fund during the year ended October 31, 2011 follows:

Fund/Underlying Fund	Balance of Shares Held at 10/31/2010	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2011	Value at 10/31/2011	Realized Gain/ (Loss )	Distributions Received1
Conservative Allocation Fund
Madison Mosaic Disciplined Equity Fund	238,497	47,302	74,144	211,655	$ 2,688,024	$ 24,670	$ 23,007
Madison Mosaic Institutional Bond Fund	350,948	28,605	–	379,553	4,228,223	–	69,037
MEMBERS Bond Fund Class Y	835,120	109,546	146,317	798,349	8,446,533	42,433	220,139
MEMBERS High Income Fund Class Y	769,951	87,778	256,581	601,148	4,159,946	29,132	320,298
MEMBERS International Stock Fund Class Y	220,952	–	121,097	99,855	1,010,529	(136,168)	39,026
MEMBERS Equity Income Fund, Class Y	123,232	59,049	–	182,281	1,788,173	–	136,619
MEMBERS Large Cap Growth Fund Class Y	212,973	11,990	136,831	88,132	1,419,800	139,300	9,866
MEMBERS Large Cap Value Fund Class Y	263,236	44,140	101,238	206,138	2,564,354	(167,248)	44,575
Totals					$26,305,582	$(67,881)	$862,567

Moderate Allocation Fund
Madison Mosaic Institutional Bond Fund	441,727	70,169	–	511,896	$ 5,702,521	$ –	$88,377
MEMBERS Bond Fund Class Y	1,080,212	174,923	92,021	1,163,114	12,305,749	38,664	307,573
MEMBERS High Income Fund Class Y	1,317,938	107,474	35,411	1,390,001	9,618,806	(16,198)	662,163
MEMBERS International Stock Fund Class Y	737,626	–	142,184	595,442	6,025,876	(298,977)	130,285
Madison Mosaic Disciplined Equity Fund	781,020	–	10,511	770,509	9,785,459	(4,310)	75,341
MEMBERS Equity Income Fund Class Y	351,549	12,234	4,501	359,282	3,524,557	(2,296)	357,596
MEMBERS Large Cap Growth Fund Class Y	713,333	–	183,964	529,369	8,528,130	157,195	36,046
MEMBERS Large Cap Value Fund Class Y	860,982	29,737	111,569	779,150	9,692,627	(434,703)	147,827
MEMBERS Mid Cap Fund Class Y	584,578	–	174,378	410,200	2,744,238	(59,899)	–
MEMBERS Small Cap Fund Class Y	368,325	–	137,909	230,416	2,481,582	243,951	23,015
Totals					$70,409,545	$(376,573)	$1,828,223

Aggressive Allocation Fund
MEMBERS Bond Fund Class Y	34,635	–	34,635	–	$ –	$ 3,042	$ 1,635
MEMBERS High Income Fund Class Y	312,201	110,608	–	422,809	2,925,838	–	165,480
MEMBERS International Stock Fund Class Y	368,614	–	123,878	244,736	2,476,731	(245,272)	65,107
Madison Mosaic Disciplined Equity Fund	417,743	7,710	4,254	421,199	5,349,232	(1,547)	40,298
MEMBERS Equity Income Fund Class Y	121,164	–	58,800	62,364	611,793	(10,583)	110,953
MEMBERS Large Cap Growth Fund Class Y	284,694	8,769	59,351	234,112	3,771,539	58,909	14,713
MEMBERS Large Cap Value Fund Class Y	359,580	52,074	25,123	386,531	4,808,448	(72,757)	62,975
MEMBERS Mid Cap Fund Class Y	402,522	–	145,783	256,739	1,717,584	(44,616)	–
MEMBERS Small Cap Fund Class Y	188,896	–	76,016	112,880	1,215,718	215,963	11,803
Totals					$22,876,883	$(96,861)	$ 472,964
1 Distributions received include distributions from net investment income and from capital gains from the underlying funds.

MEMBERS Mutual Funds | October 31, 2011

Notes to Financial Statements

12. Merger Related Capital Stock Transactions

Effective November 30, 2009, the Small Cap Growth Fund was merged into the Small Cap Value Fund with the surviving Fund changing its name on that date to the Small Cap Fund. Also, effective March 1, 2010, the Mid Cap Value Fund was merged into the Mid Cap Growth Fund with the surviving Fund changing its name on that date to the Mid Cap Fund. A summary of the shares issued to the shareholders of the merged Fund and value of those shares by Class is summarized below:

Small Cap	Shares	Value
A	37,176	$ 197,309
B	8,903	$ 71,190
Y	1,821,068	$14,203,621

Mid Cap	Shares	Value
A	4,442.642	$22,032,199
B	1,097,226	$ 5,617,588
Y	168,846	$ 3,043,093

The amounts above are included in the Shares Sold on the Statement of Changes in Net Assets for each respective Fund.

13. Subsequent Events

The Trust is aware of litigation relating to attempts by certain fixed income security-holders of Lyondell Chemical Company (LYO) to retrieve proceeds from the sale by equity security-holders of LYO shares occurring pursuant to its acquisition by merger in December 2007. The Midcap Fund received proceeds of approximately $389,000 from the sale of its LYO equity securities in December 2007. The Trust has not been named as a defendant in this litigation as of the date of this report.

Management has evaluated the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. There were no additional events or transactions that impacted the amounts or disclosures in the Funds’ financial statements.

MEMBERS Mutual Funds | October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of MEMBERS Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MEMBERS Mutual Funds, comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Cash Reserves Fund, Bond Fund, High Income Fund, Diversified Income Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, and International Stock Fund (collectively, the "Funds") as of October 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Milwaukee, WI

December 22, 2011

MEMBERS Mutual Funds | October 31, 2011

Other Information

BOARD APPROVAL OF ADVISORY AND SUBADVISORY CONTRACTS

The Fund’s Trustees considered a number of factors when the Board approved the renewal of the advisory contract between the Adviser and the Trust during its meeting in July 2011 (the "Meeting"). Rather than providing you with a list of factors or conclusory statements that explained the Board’s decision-making process, the following discussion is designed to describe what you would have seen and heard if you had been at the Meeting when it renewed the Trust’s advisory contract and applicable subadvisory contracts:

With regard to the nature, extent and quality of the services to be provided by the Adviser and each subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual or institutional clients with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and each subadviser discussed their respective firms’ ongoing investment philosophies and strategies intended to provide superior performance consistent with each Trust portfolio’s (each, a "Fund," and collectively, the "Funds") investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Advisers’ history of providing advisory services to the Funds.

The Board also discussed the quality of services provided to the Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration as well as supervising any subadvisers to the Funds.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance of the Funds compared with their respective peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers to any Fund. The Board performed this review in connection with the Adviser and each subadviser that manages a subadvised Fund.

A comprehensive discussion of individual Fund performance and market conditions followed. Representatives of the Adviser and each subadviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from their relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment objectives. Again, the Board reviewed these matters in connection with the Adviser and each subadviser that manages a subadvised Fund.

The Board noted that the Adviser or its affiliates, and, as applicable, each subaviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective subadviser) to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called "Gartenberg" standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require and were wary of  "inapt comparisons."  The Board considered that, if the services rendered by the Adviser (or subadviser, if applicable) to one type of fund or client differed significantly from others,

MEMBERS Mutual Funds | October 31, 2011

Other Information

then the comparison should not  "be given significant weight."  In the case of non-investment company clients for which the Adviser (or subadviser, if applicable) may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or subadviser, if applicable) which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each Fund’s fee structure based on its total expense ratio as well as by comparing advisory fees to the  advisory fees of other funds or accounts. The Board noted the simple expense structure maintained by the Trust (i.e. an advisory fee and a capped administrative "services" expense). The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Trust pursuant to its administrative services agreement, such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

The Board recognized that to the extent a Fund invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the Fund and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to each respective  "Fund of funds"  and the underlying mutual funds in which each such Fund invests in exchange for the fees received from them.

In reviewing the Adviser’s costs and profits, the Board noted that the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Funds alone. However, the Board recognized that the Funds are profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by the Adviser’s management of other client assets. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by each Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of the Adviser’s larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as each Fund grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements. The Trustees also recognized that the Adviser was currently waiving fees with regard to the Trust’s money market fund.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees met in advance of the Meeting and reviewed the written contract renewal materials provided by the Adviser. Counsel noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the subadvisers and representatives of the Adviser and subadvisers, respectively, discussed each matter raised.

MEMBERS Mutual Funds | October 31, 2011

Other Information

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including a majority of the Independent Trustees, concluded that the Trust’s advisory fees (including applicable subadvisory fees) are fair and reasonable for each respective Fund and that renewal of their respective Advisory, Subadvisory and Services Agreements are in the best interests of each respective Fund and its shareholders.

In the course of their review of the contract renewal materials, the Board also reviewed and discussed with counsel the "Rule 12b-1" plans adopted by the Trust, which plans support the distribution of the Funds. The Board reviewed written materials regarding these matters during the course of the Board’s consideration of the Rule 12b-1 plans. Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in written materials regarding the distributor as well as applicable Codes of Ethics.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2011. Expenses paid during the period in the tables below are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,030.00	0.70%	$3.58	$1,021.90	1.45%	$7.39
Moderate Allocation	1,000	1,039.70	0.70%	3.60	1,031,90	1.45%	7.43
Aggressive Allocation	1,000	1,042.90	0.70%	3.60	1,035.40	1.45%	7.44
Cash Reserves	1,000	1,000.00	0.05%	0.25	1,000.00	0.05%	0.25
Bond	1,000	1,038.10	0.90%	4.62	1,030.40	1.65%	8.44
High Income	1,000	1,046.10	1.00%	5.16	1,038.90	1.75%	8.99
Diversified Income	1,000	1,073.20	1.10%	5.75	1,064.70	1.85%	9.63
Equity Income	1,000	973.11	1.25%	6.14	N/A	N/A	N/A
Large Cap Value	1,000	1,102.70	1.16%	6.15	1,095.20	1.91%	10.09
Large Cap Growth	1,000	1,053.90	1.21%	6.26	1,046.50	1.96%	10.11
Mid Cap Value	1,000	1,109.20	1.40%	7.44	1,100.20	2.15%	11.38
Small Cap	1,000	1,091.20	1.50%	7.91	1,082.00	2.26%	11.86
International Stock	1,000	970.00	1.60%	7.94	962.30	2.36%	11.67

MEMBERS Mutual Funds | October 31, 2011

Other Information

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,021.90	1.45%	$7.39
Moderate Allocation	1,000	1,031.90	1.45%	7.43
Aggressive Allocation	1,000	1,035.40	1.45%	7.44

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond	$1,000	$1,040.30	0.65%	$3.34
High Income	1,000	1,048.10	0.75%	3.87
Equity Income	1,000	973.63	1.00%	4.89
Large Cap Value	1,000	1,105.30	0.91%	4.84
Large Cap Growth	1,000	1,056.30	0.96%	4.98
Mid Cap	1,000	1,113.10	1.15%	6.13
Small Cap	1,000	1,092.90	1.25%	6.59
International Stock	1,000	971.50	1.35%	6.71

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,043.00	0.70%	$3.60	$1,035.50	1.45%	$ 7.44
Moderate Allocation	1,000	1,043.00	0.70%	3.60	1,035.50	1.45%	7.44
Aggressive Allocation	1,000	1,043.00	0.70%	3.60	1,035.50	1.45%	7.44
Cash Reserves	1,000	1,049.50	0.05%	0.26	1,049.50	0.05%	0.26
Bond	1,000	1,041.00	0.90%	4.63	1,033.50	1.65%	8.46
High Income	1,000	1,040.00	1.00%	5.14	1,032.50	1.75%	8.97
Diversified Income	1,000	1,039.00	1.10%	5.65	1,031.50	1.85%	9.47
Equity Income	1,000	1,012.69	1.25%	6.39	N/A	N/A	N/A
Large Cap Value	1,000	1,038.40	1.16%	5.96	1,030.90	1.91%	9.78
Large Cap Growth	1,000	1,037.90	1.21%	6.22	1,030.40	1.96%	10.03
Mid Cap	1,000	1,036.00	1.40%	7.18	1,028.50	2.15%	10.99
Small Cap	1,000	1,035.00	1.50%	7.69	1,027.40	2.26%	11.55
International Stock	1,000	1,034.00	1.60%	8.20	1,026.40	2.36%	12.05

MEMBERS Mutual Funds | October 31, 2011

Other Information

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,035.50	1.45%	$7.44
Moderate Allocation	1,000	1,035.50	1.45%	7.44
Aggressive Allocation	1,000	1,035.50	1.45%	7.44

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond	$1,000	$1,043.50	0.65%	$3.35
High Income	1,000	1,042.50	0.75%	3.86
Equity Income	1,000	1,012.69	1.00%	5.09
Large Cap Value	1,000	1,040.89	0.91%	4.69
Large Cap Growth	1,000	1,040.40	0.96%	4.94
Mid Cap	1,000	1,038.50	1.15%	5.91
Small Cap	1,000	1,037.50	1.25%	6.42
International Stock	1,000	1,036.50	1.35%	6.93

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

MEMBERS Mutual Funds | October 31, 2011

Other Information

TAX INFORMATION

Foreign Tax Credits: The International Stock Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended October 31, 2011, the total amount of foreign taxes that is expected to pass through to shareholders and foreign source income for information reporting purposes will be $204,076 (all of which represents taxes withheld) and $2,882,049, respectively. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2011 will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: Of the dividends paid by the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Large Cap Value, Large Cap Growth and Small Cap Funds, 4.12%, 14.38%, 41.24%, 67.36%, 100%, 100%, and 100%, respectively, qualify for the corporate dividends received deduction.

Qualified Dividend Income: For the fiscal year ended October 31, 2011, the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Large Cap Value, Large Cap Growth, Small Cap and the International Stock Funds paid dividend income totaling $126,259, $670,444, $234,797, $1,523,601, $1,976,498, $359,526, $190,416, and $1,725,216 respectively. The Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income ("QDI") eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket).Complete information regarding each Fund’s income distributions paid during the calendar year 2011, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

MEMBERS Mutual Funds | October 31, 2011

MEMBERS Mutual Funds’ Trustees and Officers

The address of each trustee and officer is 550 Science Drive, Madison WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank 1960	President, 1996 - Present
Madison Investment Holdings, Inc. ("MIH") (affiliated investment advisory firm of MIA), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC ("MAM"), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 -2010; Madison Investment Advisors, LLC ("MIA"), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (13 funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; Ultra Series Fund (17) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but the Equity Trust), 2001 - Present; Madison; Strategic Sector Premium Fund, 2005 - Present; and Ultra Series Fund (17), 2009 - Present
Frank E. Burgess1 1942	Trustee and Vice President, 1996 - Present
MIH, Founder, Executive Director and President, 2010 - Present; Managing Director and President, 1973 -2010; MAM, Executive Director and President, 2010 - Present; President, 2004 - 2010; MIA, Executive Director and President, 2010 - Present ; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Ultra Series Fund (17), Vice President, 2009 - Present

Madison Mosaic Funds (13), 1996 - Present; Madison ; Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

Jay R. Sekelsky 1959	Vice President, 1996 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 -2010; MAM, Executive Director and Chief Investment Officer, 2010 - Present; MIA, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (13 funds), Vice President,
1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and MIA, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009
MIH and MIA, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including  the Funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; Ultra Series Fund (17), Treasurer, 2009 - Present
N/A

1 "Interested person" as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

MEMBERS Mutual Funds | October 31, 2011

MEMBERS Mutual Funds’ Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present
MIH and MIA, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; Ultra Series Fund (17), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005
N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present; Corporate Counsel and Assistant Secretary, 2009 - Present; General Counsel and Secretary, 1992 - 2009
MIH, MAM, MIA, and Madison Scottsdale, LC (an affiliated investment advisory firm of MIA), Chief Compliance Officer and Corporate Counsel, 2009 -  Present; General Counsel and Chief Compliance Officer, 1996 - 2009; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of MIA), Principal, 1998 - Present; Concord Asset Management, LLC ("Concord") (an affiliated investment advisory firm of MIA), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC ("NorthRoad") (an affiliated investment advisory firm of MIA), Corporate Counsel, 2011 - Present; Madison Mosaic Funds (13 funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 2005 - 2009; Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MAM, MIA, Madison Scottsdale, LC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13 funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

MEMBERS Mutual Funds | October 31, 2011

MEMBERS Mutual Funds’ Trustees and Officers

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44
Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (13 funds), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Ultra Series Fund (17), 2009 - Present

James R. Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44
Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; Ultra Series Fund (17), 2009 - Present

Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present; Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	30	Ultra Series Fund (17), 2005 - Present
Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present; Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - Present; IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	30	Park Nicolet Health Services, 2001 - Present; Ultra Series Fund (17), 2004 - Present
Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund. 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; Ultra Series Fund (17), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2 As of the date of this report, the Fund Complex consists of the Trust with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 13 portfolios, for a grand total of 44 separate portfolios in the Fund Complex.  Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

This page was intentionally left blank.

This page was intentionally left blank.

This page was intentionally left blank.

This page was intentionally left blank.

This page was intentionally left blank.

MEMBERS Mutual Funds

Post Office Box 8390

Boston, MA 02266-8390

1 (800) 877-6089

www.membersfunds.com

SEC File Number: 811-08261

4460-P1053

Rev: 1211

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) The Code was not amended during the fiscal year.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the MEMBERS Mutual Funds Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2011, Lorence R. Wheeler, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the five independent Trustees who so qualify to serve in that capacity.  He replaced Philip E. Blake who served in that capacity through July 2011.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended October 31, 2011 and 2010, respectively were $100,824 ($396,000 including the Ultra Series Fund, an affiliated registered investment company ("USF")) and $164,517 ($367,000 including USF).

(b) Audit-Related Fees. Not applicable.

(c) Tax-Fees. The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

For the fiscal years ended October 31, 2011 and October 31, 2010, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $37,345 and $41,220, respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEMBERS Mutual Funds

By: (signature)

W. Richard Mason, CCO and Assistant Secretary

Date: December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer

Date: December 28, 2011

By:  (signature)

Greg Hoppe, Principal Financial Officer

Date: December 28, 2011